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UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2010 to November 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2010

ING Capital Allocation Fund

(formerly, ING Strategic Allocation Conservative Fund)

Classes A, B, C, I and O

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

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Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

The Good, the Bad and the Hopeful

Dear Shareholder,

Congress recently passed an important piece of tax legislation that is expected to provide a lift to the economy. The package includes about $800 billion of tax cuts — including an extension of the Bush-era tax rates and a one-year payroll tax reduction for most working Americans — and $57 billion for unemployment benefits. These glad tidings come at an opportune time, with the economy showing new-found momentum in recent months as it emerged from its summer slowdown.

On the other hand, the bill seems to perpetuate an unsustainable cycle of cutting taxes and increasing spending. Though easy to transact politically, we believe such measures threaten the nation’s long-term fiscal stability. The bond market has taken note; during debate of the bill, yields on ten-year Treasury notes rose as investors sold. In a recent hopeful sign, however, 22 senators — 12 Democrats, nine Republicans and one independent — pledged to “devise a comprehensive plan for addressing the fiscal concerns of our nation” by focusing on “tax reform, spending restraint and debt and deficit reduction” in 2011.

In addition, some opponents of the bill argue that keeping the tax cuts temporary creates too much economic uncertainty. The United States hardly has cornered the market on uncertainty — for the past few years, it’s been endemic in the global economy and financial marketplace, and will continue to be in 2011. As a result, defining characteristics among investors seem to be lack of conviction, a feeling that anything could happen and that one had better have an effective risk-mitigation strategy. Should you factor this into your own planning? While some short-term adjustments to your portfolio may be appropriate, it’s important to recognize that your long-term investment goals are likely to outlive current economic and market conditions.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. During the coming year there will be periods when these principles are tested and periods when they are confirmed; the challenge will be not getting distracted by the news, whether good, bad or hopeful. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action.

We at ING Funds look forward to serving your investment needs in the future, and wish you a happy and prosperous New Year.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

December 17, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2010

Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 7.36% in the first half of our fiscal year. (The MSCI World IndexSM returned 11.51% for the six-month period ended November 30, 2010, measured in U.S. dollars.) It started with the MSCI World IndexSM down 10% in the previous six weeks, on mounting concern over the financial health of the Eurozone. By November 8, 2010 the loss had almost been recovered, but from there markets were sent reeling again as the storm moved from one corner of the Eurozone to another.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, growth dynamics in China and the sovereign debt crisis in the Eurozone.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second quarter, before recovering to 2.5% in the third quarter. But attention was focused more on employment and housing. The 18-month recession, which ended in June of 2009, had caused the loss of some 8.7 million jobs. Any credible economic rebound required their fast recovery. But most of the data were less than encouraging. By October of 2010, the private sector was averaging 136,000 new jobs per month, hardly enough to budge an unemployment rate stuck between 9.5% and 10.1% for 15 months. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April, sales of new and existing homes collapsed, with a high proportion in distress. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), had resumed annual increases from February, but as our fiscal year reached the half-way point the pace was slowing, with the index still nearly 30% below the peak of April 2006.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation and a housing bubble. The Chinese authorities raised banks’ reserve ratio requirements five times in 2010, twice in November alone, and tightened mortgage requirements. In response to consumer price inflation of 3.6% in September, a two-year high, the Bank of China unexpectedly raised interest rates for the first time since 2007. In October, inflation rose to 4.4% and more interest rate increases seemed inevitable.

In the Eurozone, default had been averted on billions of euro of Greece’s maturing bonds after the European Union and the International Monetary Fund (“IMF”) agreed in May to lend that country €110 billion in return for a program of severe fiscal austerity. Later that month, Eurozone finance ministers and the IMF agreed on a Financial Stabilization “mechanism”, funded with up to €750 billion. This seemed to calm the waters for a while. But under the surface lurked anxiety that the stabilization mechanism, which addresses liquidity, would not buy enough time to address the real issue: solvency. Attention turned to Ireland, where major banks, for practical purposes insolvent after recklessly funding a massive property bubble, received huge cash injections from the Irish government, rendering its own fiscal position untenable. At last, on November 29, 2010, a bail-out worth €67.5 billion from the European Union and IMF was announced. Markets were unimpressed. All of a sudden it was May again with downgrades, soaring yields and spreads on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself.

In currencies, the dollar/euro rate was understandably volatile. Renewed pessimism about the dollar over a stalling economy, exacerbated later by the threat of debasement caused by an expected second round of quantitative easing, sent the dollar down 13% by November 5, 2010, before Eurozone angst allowed partial recovery. For the six months ended November 30, 2010, the dollar fell 6.95% against the euro, 7.28% against the pound and 7.62% to the yen, which in October breached 15-year high levels.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 3.85% for the first half of the fiscal year. Among the sub-components, the Barclays Capital Corporate Investment Grade Bond Index, with a return of 6.20%, outperformed the Barclays Capital U.S. Treasury Index, which returned 3.74%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 9.42% for the first half of the fiscal year.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% in the six months to November 30, 2010, including its best September since 1939 with a return of 8.92%. Despite broader economic concerns, prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fourth straight quarter of annual growth. Equities also benefited from prospective quantitative easing as it increased the attractiveness of investments perceived as “real”.

In international markets, the MSCI Japan® Index lost 0.58% for the first half of the fiscal year. Export-dependent, Japan’s second quarter GDP growth of 1.8% (annualized) seemed to improve to 3.9% in the third. But this was flattered by household purchases of cars before a subsidy program expired and tobacco products before tax increases. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 12.27% and Greece, Ireland and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 7.97%. This was despite the prospect of severe public spending cuts to eliminate an 11% budget deficit. Supporting sentiment was the return to profit of most banks and the best annual GDP growth, 2.8%, in three years.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

3

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

ING Capital Allocation Fund (“Capital Allocation” or the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.19% compared to the S&P Target Risk Growth Index and the Capital Allocation Fund Composite Index(1), which returned 7.90% and 9.37%, respectively, during the same period.

Portfolio Specifics: On August 20, 2010, the ING Balanced, Strategic Allocation Moderate and Strategic Allocation Growth Funds were merged into the ING Strategic Allocation Conservative Fund. ING Strategic Allocation Conservative Fund was renamed ING Capital Allocation Fund, and its principal investment strategy was changed by removing certain underlying funds (“Underlying Funds”) and adding new Underlying Funds. The Fund seeks to provide total return consisting of capital growth, both realized and unrealized, and current income by investing in a combination of Underlying Funds that, in turn, invest directly in securities such as stocks and bonds. Under normal conditions, approximately 65% of the Fund’s net assets

Investment Type Allocation

as of November 30, 2010

(as a percent of net assets)

ING Alternative Beta Fund — Class I	10.0%
ING Core Equity Research Fund — Class I	11.1%
ING Emerging Countries Fund — Class I	8.0%
ING Global Bond Fund — Class I	5.8%
ING Global Equity Dividend Fund — Class I	2.9%
ING Global Real Estate Fund — Class I	4.8%
ING High Yield Bond Fund — Class I	7.0%
ING Index Plus International Equity Fund — Class I	8.3%
ING Intermediate Bond Fund — Class I	21.8%
ING MidCap Opportunities Fund — Class I	5.2%
ING Small Company Fund — Class I	4.1%
ING Tactical Asset Allocation Fund — Class I	10.9%
Other Assets and Liabilities — Net*	0.1%

Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

will be allocated to Underlying Funds that invest in equity securities, and approximately 35% of the Fund’s net assets will be allocated to Underlying Funds that invest in fixed-income securities. During the first half of the period, prior to the strategy change, the Fund outperformed its benchmark. At that time, the Fund’s portfolio included a 50% allocation to fixed income securities. More than half of the outperformance was due to the excess return on heavily weighted ING Intermediate Bond Fund. The next biggest contributor was ING Global Real Estate Fund, which, for the purposes of the Fund, substantially outperformed its share of the benchmark, then represented by the DJ Wilshire Real Estate Securities Index. Next came ING Mid Cap Opportunities Fund, then the international funds. ING Tactical Asset Allocation Fund and ING Small Company Fund made the smallest of all the contributions. ING Growth and Income Fund was the only underperformer.

The Fund performed in line with its benchmark during the months following the strategy change as tactical allocation moves added value on top of the relative mixed performance of the Underlying Funds. During the period, the Fund moved to a slight overweight position in high yield bonds funded by an underweight in core domestic fixed income. The Fund also overweighted emerging market equities relative to developed foreign markets. Contributors to performance among the Underlying Funds included ING Midcap Opportunities Fund and ING Intermediate Bond Fund. ING Small Company Fund constituted the largest drag on results; ING Global Equity Dividend Fund and ING Tactical Asset Allocation Fund also detracted from performance.

Current Strategy & Outlook: We continue to believe that U.S. economic growth is likely to remain slow compared to previous cycles, but expansion should remain on track driven by a shift in final demand to the private sector. In our opinion, a second round of quantitative easing by the Federal Reserve should positively affect financial conditions and support growth, although we believe fiscal stimulus will be ending shortly. Non-U.S. growth has been robust with growth in Europe broadly exceeding expectations despite divergences in the euro zone and the sovereign debt crisis.

Currently the Fund is positioned with an overweight to high yield bonds and large cap domestic equities funded by an underweight to core fixed income and is overweight in emerging markets versus developed foreign markets.

(1)

The Capital Allocation Fund Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 5 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING CAPITAL ALLOCATION FUND

ING Capital Allocation Fund (the “Fund”) seeks to achieve its individual investment objective by investing in a combination of underlying funds according to the Fund’s target allocation. The Fund is managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Capital Allocation Fund Composite index (“Composite Index”)

as a benchmark to which it compares the performance of the Fund. The Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in the Composite Index, as a percentage of the Composite Index.

	S&P 500® Index	S&P MidCap 400 Index	S&P SmallCap 600 Index	MSCI Europe, Australasia and Far East® Index	MSCI Emerging Markets® Index	S&P Developed Property Index	HFRX Global Hedge Fund Index	Barclays Capital Global Aggregate Bond Index	Barclays Capital U.S. Corporate High Yield Bond Index
Capital Allocation	23%	5%	4%	14%	4%	5%	10%	31%	4%

The following table illustrates the asset allocation of the Fund to the underlying asset class allocation targets as of November 30, 2010.

Underlying Asset Allocation Targets(1)	ING Capital Allocation Fund
U.S. Large-Capitalization Stocks	23%
U.S. Mid-Capitalization Stocks	5%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	10%
Emerging Markets	8%
Real Estate Stocks	5%
Fixed-Income Securities	35%
Alternatives	10%

100%

(1)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.

An investor cannot invest directly in an index.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2010**	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2010**
Class A	$1,000.00	$1,091.90	0.46%	$2.41	$1,000.00	$1,022.76	0.46%	$2.33
Class B	1,000.00	1,088.50	1.21	6.34	1,000.00	1,019.00	1.21	6.12
Class C	1,000.00	1,088.20	1.21	6.33	1,000.00	1,019.00	1.21	6.12
Class I	1,000.00	1,093.60	0.18	0.94	1,000.00	1,024.17	0.18	0.91
Class O	1,000.00	1,092.20	0.46	2.41	1,000.00	1,022.76	0.46	2.33

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2010 (UNAUDITED)

ASSETS:
Investments in affiliated underlying funds*	$234,473,347
Investments in securities at value**	110,342
Short-term investments***	254,138
Cash	143,296
Receivables:
Investments in affiliated underlying funds sold	481,528
Fund shares sold	29,213
Dividends and interest	292,265
Prepaid expenses	55,491
Reimbursement due from manager	88,070

Total assets	235,927,690

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	348,396
Payable for fund shares redeemed	585,359
Payable to affiliates	105,831
Payable for directors fees	720
Other accrued expenses and liabilities	192,982

Total liabilities	1,233,288

NET ASSETS	$234,694,402

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$301,529,618
Undistributed net investment income	768,368
Accumulated net realized loss	(80,568,214)
Net unrealized appreciation	12,964,630

NET ASSETS	$234,694,402

* Cost of investments in affiliated underlying funds	$643,009
** Cost of investments in securities	$220,912,515
*** Cost of short-term investments	$317,673

Class A:
Net assets	$111,686,243
Shares outstanding(1)	12,789,373
Net asset value and redemption price per share	$8.73
Maximum offering price per share (5.75%)(2)	$9.26
Class B:
Net assets	$15,980,656
Shares outstanding(1)	1,832,673
Net asset value and redemption price per share(3)	$8.72
Class C:
Net assets	$27,921,953
Shares outstanding(1)	3,184,992
Net asset value and redemption price per share(3)	$8.77
Class I:
Net assets	$15,614,952
Shares outstanding(1)	1,764,375
Net asset value and redemption price per share	$8.85
Class O:
Net assets	$63,490,598
Shares outstanding(1)	7,300,300
Net asset value and redemption price per share	$8.70

(1)	100,000,000 shares authorized; $0.001 par value.
(2)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,331,553
Interest	1,130
Securities lending income, net	453

Total investment income	1,333,136

EXPENSES:
Investment management fees	57,766
Distribution and service fees:
Class A	86,408
Class B	56,807
Class C	82,929
Class O	47,973
Transfer agent fees:
Class A	37,017
Class B	5,883
Class C	8,989
Class I	3,922
Class O	20,646
Administrative service fees	57,766
Shareholder reporting expense	14,852
Registration fees	35,458
Professional fees	11,809
Custody and accounting expense	87,154
Directors fees	3,825
Miscellaneous expense	4,492

Total expenses	623,696
Net waived and reimbursed fees	(197,355)

Net expenses	426,341

Net investment income	906,795

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sales of affiliated underlying funds	108,215
Investments	14,753
Foreign currency related transactions	(4,547)
Written options	1,376

Net realized gain	119,797

Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	15,616,932
Investments	(1,340,184)

Net change in unrealized appreciation or depreciation	14,276,748

Net realized and unrealized gain	14,396,545

Increase in net assets resulting from operations	$15,303,340

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended November 30, 2010	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$906,795	$863,798
Net realized gain (loss)	119,797	(1,431,707)
Net change in unrealized appreciation or depreciation	14,276,748	3,972,376

Increase in net assets resulting from operations	15,303,340	3,404,467

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(194,434)	(391,721)
Class B	(22,831)	(82,252)
Class C	(17,479)	(52,255)
Class I	(8,809)	(18,083)
Class O	(86,650)	(186,984)

Total distributions	(330,203)	(731,295)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,362,245	5,440,618
Proceeds from shares issued in merger (Note 11)	206,126,155	—
Reinvestment of distributions	227,907	505,924

	216,716,307	5,946,542
Cost of shares redeemed	(21,257,212)	(7,678,351)

Net increase (decrease) in net assets resulting from capital share transactions	195,459,095	(1,731,809)

Net increase in net assets	210,432,232	941,363

NET ASSETS:
Beginning of period	24,262,170	23,320,807

End of period	$234,694,402	$24,262,170

Undistributed net investment income at end of period	$768,368	$191,776

See Accompanying Notes to Financial Statements

9

FINANCIAL  HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Capital Allocation Fund
Class A
11-30-10	8.11	0.06	•	0.68	0.74	0.12	—	—	0.12	8.73	9.19	0.74	0.46		0.46		1.40		111,686	30
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
05-31-07	10.49	0.31	•	0.88	1.19	0.31	0.27	—	0.58	11.10	11.55	1.47	1.15	†	1.15	†	2.89	†	24,216	326
05-31-06	10.65	0.25		0.15	0.40	0.22	0.34	—	0.56	10.49	3.82	1.38	1.15		1.15		2.28		30,763	364
Class B
11-30-10	8.08	0.03		0.68	0.71	0.07	—	—	0.07	8.72	8.85	1.49	1.21		1.21		0.71		15,981	30
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
05-31-07	10.47	0.22		0.88	1.10	0.24	0.27	—	0.51	11.06	10.69	2.22	1.90	†	1.90	†	2.16	†	5,224	326
05-31-06	10.65	0.17	•	0.16	0.33	0.17	0.34	—	0.51	10.47	3.13	2.13	1.90		1.90		1.60		4,694	364
Class C
11-30-10	8.13	0.02		0.69	0.71	0.07	—	—	0.07	8.77	8.82	1.49	1.21		1.21		0.60		27,922	30
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
05-31-07	10.57	0.24	•	0.88	1.12	0.26	0.27	—	0.53	11.16	10.73	2.22	1.90	†	1.90	†	2.18	†	1,516	326
05-31-06	10.74	0.18	•	0.14	0.32	0.15	0.34	—	0.49	10.57	3.04	2.13	1.90		1.90		1.63		1,002	364
Class I
11-30-10	8.22	0.07	•	0.69	0.76	0.13	—	—	0.13	8.85	9.36	0.46	0.18		0.18		1.58		15,615	30
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
05-31-07	10.62	0.34		0.89	1.23	0.34	0.27	—	0.61	11.24	11.79	1.22	0.90	†	0.90	†	3.05	†	4,719	326
05-31-06	10.77	0.27	•	0.17	0.44	0.25	0.34	—	0.59	10.62	4.13	1.13	0.90		0.90		2.52		8,609	364
Class O
11-30-10	8.08	0.06	•	0.68	0.74	0.12	—	—	0.12	8.70	9.22	0.74	0.46		0.46		1.38		63,491	30
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
11-15-06(5) - 05-31-07	11.08	0.19	•	0.42	0.61	0.34	0.27	—	0.61	11.08	5.69	1.47	1.15	†	1.15	†	3.19	†	3,465	326

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Ratios do not include expenses of Underlying Funds.
(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are twelve separate active investment series that comprise the Company. The series included in this report is ING Capital Allocation Fund (“Capital Allocation” or the “Fund”).

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. The valuations of the Fund’s investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are

12

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.”

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended November 30, 2010, there have been no significant changes to the fair valuation methodologies.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of

13

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2010, the cost of purchases and proceeds from the sales of affiliated underlying funds, excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$40,945,940	$39,199,894

U.S government securities not included above were as follows:

Purchases	Sales
$4,437,936	$4,437,857

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when the Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of the Fund.

During periods when the Fund invests directly in investment securities, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the

14

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor also retains the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For six months ended November 30, 2010, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges	$4,849	N/A
Contingent Deferred Sales Charges	44	$103

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2010, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$15,860	$15,860	$74,111	$105,831

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

Subsidiary	Percentage
ING Life Insurance and Annuity Company	7.45%
ING National Trust	10.90%
Sharebuilder Securities Corporation	26.00%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2010, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Accrued Expenses	Amount
Transfer Agent	$81,038

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%

(1)

These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2010, the cumulative amounts of waived or reimbursed fees that are subject to possible

15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2011	2012	2013	Total
$233,434	$104,840	$209,057	$547,331

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the six months ended November 30, 2010, the Fund did not have any loans outstanding under the line of credit.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11-30-10	807,275	11,536,144	22,481	(1,178,836)	11,187,064	6,901,914	94,679,069	186,140	(10,158,661)	91,608,462
05-31-10	383,975	—	46,567	(459,949)	(29,407)	3,097,371	—	378,588	(3,710,577)	(234,618)
Class B
11-30-10	29,270	2,005,373	2,232	(562,818)	1,474,057	247,325	16,467,559	18,483	(4,873,303)	11,860,064
05-31-10	50,259	—	8,384	(124,833)	(66,190)	404,424	—	68,163	(1,002,909)	(530,322)
Class C
11-30-10	91,263	3,067,470	1,433	(225,555)	2,934,611	793,538	25,326,617	11,935	(1,942,031)	24,190,059
05-31-10	55,913	—	4,176	(130,032)	(69,943)	444,102	—	34,115	(1,048,482)	(570,265)
Class I
11-30-10	80,577	1,746,461	1,000	(104,986)	1,723,052	685,961	14,515,831	8,376	(913,710)	14,296,458
05-31-10	6,065	—	2,197	(68,624)	(60,362)	49,361	—	18,082	(563,971)	(496,528)
Class O
11-30-10	203,193	6,745,770	361	(391,844)	6,557,480	1,733,507	55,137,079	2,973	(3,369,507)	53,504,052
05-31-10	180,403	—	861	(168,514)	12,750	1,445,360	—	6,976	(1,352,412)	99,924

NOTE 11 — REORGANIZATIONS

On August 20, 2010, Capital Allocation (“Acquiring Fund”) acquired all of the net assets of ING Balanced Fund, ING Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund (each an “Acquired Fund”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of ING Balanced Fund on August 10, 2010. The primary purposes of the transaction were to lower the overall net expense ratios and combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

value; however, the cost basis of the investments received from each Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended November 30, 2010, are as follows:

Net investment income	$1,563,035
Net realized and unrealized gain on investments	$14,661,393
Net increase in net assets resulting from operations	$16,224,428

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since November 30, 2010. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Depreciation (000s)	Conversion Ratio
Capital Allocation	ING Balanced Fund	$120,923	$24,945	$45,839	$(744)	1.1632
Capital Allocation	ING Strategic Allocation Growth Fund	$43,303	$24,945	$9,200	$(177)	0.9600
Capital Allocation	ING Strategic Allocation Moderate Fund	$41,900	$24,945	$12,364	$(306)	1.0058

The net assets of Capital Allocation after the acquisition were $231,071,359.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a

Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Fund may lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral.

Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2010, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Fund agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Fund) and subject, in part, to the Fund’s continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Fund has complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Fund will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of the Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of November 30, 2010, the Fund had no outstanding securities on loan.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended November 30, 2010	Year Ended May 31, 2010
Ordinary Income	Ordinary Income
$330,203	$731,295

The tax-basis components of distributable earnings for federal income tax purposes as of May 31, 2010 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$191,776	$(820,330)	$(1,579,950)	$(639,434)	2017
			(2,946,020)	2018

			$(3,585,454)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of November 30, 2010, no provision for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 —  SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2010, the Fund declared and paid dividends of:

	PER SHARE AMOUNTS
	Net Investment Income	Payable Date	Record Date
Class A	$0.0935	January 3, 2011	December 30, 2010
Class B	$0.0645	January 3, 2011	December 30, 2010
Class C	$0.0689	January 3, 2011	December 30, 2010
Class I	$0.1022	January 3, 2011	December 30, 2010
Class O	$0.0936	January 3, 2011	December 30, 2010

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets

AFFILIATED INVESTMENT COMPANIES: 99.9%
2,088,081	@	ING Alternative Beta Fund - Class I	$23,386,512	10.0
2,379,414		ING Core Equity Research Fund - Class I	26,054,589	11.1
668,147	@	ING Emerging Countries Fund - Class I	18,848,416	8.0
1,141,317		ING Global Bond Fund - Class I	13,536,021	5.8
684,655		ING Global Equity Dividend Fund - Class I	6,750,700	2.9
717,767		ING Global Real Estate Fund - Class I	11,233,050	4.8
2,170,129		ING High Yield Bond Fund - Class I	16,406,173	7.0
2,462,088		ING Index Plus International Equity Fund - Class I	19,622,841	8.3
5,326,510		ING Intermediate Bond Fund - Class I	51,081,233	21.8
647,651	@	ING MidCap Opportunities Fund - Class I	12,221,167	5.2
703,397	@	ING Small Company Fund - Class I	9,643,569	4.1
3,054,587		ING Tactical Asset Allocation Fund - Class I	25,689,076	10.9
		Total Affiliated Investment Companies (Cost $220,912,515)	234,473,347	99.9

Principal Amount

CORPORATE BONDS/NOTES: 0.0%
		Energy: 0.0%
$200,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—	0.0
200,000	±, X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—	0.0
30,885	±, X	PEA Lima, LLC, 12.630%, due 03/20/14	—	0.0
			—	0.0

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: 0.0%
$200,000	±, X	Twin Reefs Pass-through Trust, 1.390%, due 12/10/49	$—	0.0
		Total Corporate Bonds/Notes (Cost $512,856)	—	0.0

ASSET-BACKED SECURITIES: 0.1%
		Home Equity Asset-Backed Securities: 0.0%
23,319		Merrill Lynch Mortgage Investors Trust, 0.613%, due 07/25/34	18,883	0.0

		Other Asset-Backed Securities: 0.1%
7,406		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.853%, due 07/25/33	6,595	0.0
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	82,849	0.1
2,432		Residential Asset Mortgage Products, Inc., 0.873%, due 06/25/33	2,015	0.0
			91,459	0.1
		Total Asset-Backed Securities (Cost $130,153)	110,342	0.1
		Total Long-Term Investments (Cost $221,555,524)	234,583,689	100.0

Shares

SHORT-TERM INVESTMENTS: 0.1%
		Securities Lending Collateralcc: 0.1%
317,673	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	254,138	0.1
		Total Short-Term Investments (Cost $317,673)	254,138	0.1

		Total Investments in Securities (Cost $221,873,197)*	$234,837,827	100.1
		Other Assets and Liabilities - Net	(143,425)	(0.1)

		Net Assets	$234,694,402	100.0

See Accompanying Notes to Financial Statements

20

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in
Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
R	Restricted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
±	Defaulted security
*	Cost for federal income tax purposes is

Net unrealized appreciation consists of $227,739,684.
Gross Unrealized Appreciation	$13,870,934
Gross Unrealized Depreciation	(6,772,791)

Net Unrealized Appreciation	$7,098,143

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$234,473,347	$—	$—	$234,473,347
Asset-Backed Securities	—	110,342	—	110,342
Short-Term Investments	—	—	254,138	254,138

Total Investments, at value	$234,473,347	$110,342	$254,138	$234,837,827

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$—	$—	$—	$—	$(512,856)	$512,856	$—	$—
Short-Term Investments	—	—	—	—	—	—	254,138	—	254,138

Total Investments, at value	$—	$—	$—	$—	$—	$(512,856)	$766,994	$—	$254,138

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(512,856).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

21

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

(formerly, PNC Global Investment Servicing (U.S.) Inc.)

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-CAPALLO	(1110-011911)

Semi-Annual Report

November 30, 2010

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

The Good, the Bad and the Hopeful

Dear Shareholder,

Congress recently passed an important piece of tax legislation that is expected to provide a lift to the economy. The package includes about $800 billion of tax cuts — including an extension of the Bush-era tax rates and a one-year payroll tax reduction for most working Americans — and $57 billion for unemployment benefits. These glad tidings come at an opportune time, with the economy showing new-found momentum in recent months as it emerged from its summer slowdown.

On the other hand, the bill seems to perpetuate an unsustainable cycle of cutting taxes and increasing spending. Though easy to transact politically, we believe such measures threaten the nation’s long-term fiscal stability. The bond market has taken note; during debate of the bill, yields on ten-year Treasury notes rose as investors sold. In a recent hopeful sign, however, 22 senators — 12 Democrats, nine Republicans and one independent — pledged to “devise a comprehensive plan for addressing the fiscal concerns of our nation” by focusing on “tax reform, spending restraint and debt and deficit reduction” in 2011.

In addition, some opponents of the bill argue that keeping the tax cuts temporary creates too much economic uncertainty. The United States hardly has cornered the market on uncertainty — for the past few years, it’s been endemic in the global economy and financial marketplace, and will continue to be in 2011. As a result, defining characteristics among investors seem to be lack of conviction, a feeling that anything could happen and that one had better have an effective risk-mitigation strategy. Should you factor this into your own planning? While some short-term adjustments to your portfolio may be appropriate, it’s important to recognize that your long-term investment goals are likely to outlive current economic and market conditions.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. During the coming year there will be periods when these principles are tested and periods when they are confirmed; the challenge will be not getting distracted by the news, whether good, bad or hopeful. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action.

We at ING Funds look forward to serving your investment needs in the future, and wish you a happy and prosperous New Year.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

December 17, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2010

Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 7.36% in the first half of our fiscal year. (The MSCI World IndexSM returned 11.51% for the six-month period ended November 30, 2010, measured in U.S. dollars.) It started with the MSCI World IndexSM down 10% in the previous six weeks, on mounting concern over the financial health of the Eurozone. By November 8, 2010 the loss had almost been recovered, but from there markets were sent reeling again as the storm moved from one corner of the Eurozone to another.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, growth dynamics in China and the sovereign debt crisis in the Eurozone.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second quarter, before recovering to 2.5% in the third quarter. But attention was focused more on employment and housing. The 18-month recession, which ended in June of 2009, had caused the loss of some 8.7 million jobs. Any credible economic rebound required their fast recovery. But most of the data were less than encouraging. By October of 2010, the private sector was averaging 136,000 new jobs per month, hardly enough to budge an unemployment rate stuck between 9.5% and 10.1% for 15 months. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April, sales of new and existing homes collapsed, with a high proportion in distress. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), had resumed annual increases from February, but as our fiscal year reached the half-way point the pace was slowing, with the index still nearly 30% below the peak of April 2006.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation and a housing bubble. The Chinese authorities raised banks’ reserve ratio requirements five times in 2010, twice in November alone, and tightened mortgage requirements. In response to consumer price inflation of 3.6% in September, a two-year high, the Bank of China unexpectedly raised interest rates for the first time since 2007. In October, inflation rose to 4.4% and more interest rate increases seemed inevitable.

In the Eurozone, default had been averted on billions of euro of Greece’s maturing bonds after the European Union and the International Monetary Fund (“IMF”) agreed in May to lend that country €110 billion in return for a program of severe fiscal austerity. Later that month, Eurozone finance ministers and the IMF agreed on a Financial Stabilization “mechanism”, funded with up to €750 billion. This seemed to calm the waters for a while. But under the surface lurked anxiety that the stabilization mechanism, which addresses liquidity, would not buy enough time to address the real issue: solvency. Attention turned to Ireland, where major banks, for practical purposes insolvent after recklessly funding a massive property bubble, received huge cash injections from the Irish government, rendering its own fiscal position untenable. At last, on November 29, 2010, a bail-out worth €67.5 billion from the European Union and IMF was announced. Markets were unimpressed. All of a sudden it was

May again with downgrades, soaring yields and spreads on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself.

In currencies, the dollar/euro rate was understandably volatile. Renewed pessimism about the dollar over a stalling economy, exacerbated later by the threat of debasement caused by an expected second round of quantitative easing, sent the dollar down 13% by November 5, 2010, before Eurozone angst allowed partial recovery. For the six months ended November 30, 2010, the dollar fell 6.95% against the euro, 7.28% against the pound and 7.62% to the yen, which in October breached 15-year high levels.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 3.85% for the first half of the fiscal year. Among the sub-components, the Barclays Capital Corporate Investment Grade Bond Index, with a return of 6.20%, outperformed the Barclays Capital U.S. Treasury Index, which returned 3.74%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 9.42% for the first half of the fiscal year.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% in the six months to November 30, 2010, including its best September since 1939 with a return of 8.92%. Despite broader economic concerns, prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fourth straight quarter of annual growth. Equities also benefited from prospective quantitative easing as it increased the attractiveness of investments perceived as “real”.

In international markets, the MSCI Japan® Index lost 0.58% for the first half of the fiscal year. Export-dependent, Japan’s second quarter GDP growth of 1.8% (annualized) seemed to improve to 3.9% in the third. But this was flattered by household purchases of cars before a subsidy program expired and tobacco products before tax increases. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 12.27% and Greece, Ireland and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 7.97%. This was despite the prospect of severe public spending cuts to eliminate an 11% budget deficit. Supporting sentiment was the return to profit of most banks and the best annual GDP growth, 2.8%, in three years.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 midcapitalization stocks chosen for market size, liquidity, and industry group representation.
S&P SmallCap 600 Index	An unmanaged index that measures the performance of the small-sizecompany segment of the U.S. market.

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2010

(as a percent of net assets)

Information Technology	18.3%
Financials	15.4%
Energy	11.8%
Health Care	11.5%
Consumer Discretionary	10.7%
Industrials	10.7%
Consumer Staples	10.5%
Telecommunication Services	3.4%
Utilities	3.4%
Materials	2.8%
Other Assets and Liabilities — Net*	1.5%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Fund (the “Fund” or “Index Plus LargeCap”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Pranay Gupta, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.90% compared to the S&P 500® Index, which returned 9.50%, for the same period.

Portfolio Specifics: The reporting period was marked by volatility. Markets rose and fell at a dizzying pace as investors focused upon slowing U.S. economic growth, China subduing its sizzling economy, bullish news from Europe, strong corporate earnings, and then renewed worries about Europe as Ireland fell into trouble and requested a bailout.

In early November, the U.S. Federal Reserve announced to little surprise that it would launch a second round of quantitative easing, to the tune of $600 billion. Markets initially reacted positively to the announcement; Treasury yields declined, stock prices rose and commodity prices spiked. It is hoped that these measures will provide a tailwind to an economy that appears to be gaining steam. Manufacturing data continue to be strong. The trade deficit narrowed sharply in October, indicating that estimates of fourth quarter gross domestic product growth for the U.S. might be too low.

Performance of our models was slightly negative for the six months ending November 30, 2010. Security selection was the primary detractor from performance. Specifically, selection in the energy, healthcare and financials sectors were negatives for the Fund. Within energy, underweights in Exxon Mobil Corp., Schlumberger Ltd., and Halliburton Co. hurt performance as they outperformed the market. In healthcare, pharmaceutical companies hurt our performance, as overweights in Bristol-Myers Squibb, Thermo Fisher Scientific Inc. and Abbott Laboratories underperformed the group. Within the equipment space, Intuitive Surgical Inc. was another detractor. Within financials, overweights in M&T Bank Corp. and Prudential Financial Inc. hurt performance.

Offsetting some of this underperformance was our stock selection in information technology. An underweight in Cisco Systems Inc. was a positive for the Fund, as were overweights in software companies such as Salesforce.com Inc. and Red Hat, Inc. In the semiconductor area, an overweight in Altera Corp. contributed to performance. Selection was also positive in telecommunications, where an overweight in Qwest Communications International Inc. and an underweight in AT&T, Inc. helped results. Consumer discretionary was also a positive, where positions in retailers including Tiffany & Co., Limited Brands, and AutoZone, Inc. added to performance.

Other stocks that had an impact on performance include overweights in Intuit Inc., E. I. du Pont de Nemours & Co., and McDonalds Corp. on the positive side. On the negative side, overweights in ConAgra Foods, Inc., AmerisourceBergen Corp. and Cardinal Health, Inc. detracted from performance. Sector allocation was not a significant contributor to performance during the period.

Current Outlook & Strategy: Our research builds a structured Fund holding stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of November 30, 2010

(as a percent of net assets)

Apple, Inc.	2.8%
Chevron Corp.	2.3%
ExxonMobil Corp.	1.9%
McDonald’s Corp.	1.4%
ConocoPhillips	1.4%
Merck & Co., Inc.	1.3%
Altria Group, Inc.	1.2%
3M Co.	1.2%
General Electric Co.	1.1%
EMC Corp.	1.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Industry Allocation

as of November 30, 2010

(as a percent of net assets)

Financials	18.8%
Information Technology	15.9%
Industrials	15.5%
Consumer Discretionaty	14.9%
Health Care	10.5%
Materials	6.5%
Energy	6.2%
Utilities	5.8%
Consumer Staples	3.6%
Telecommunication Services	0.8%
Other Assets and Liabilities — Net*	1.5%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Fund (the “Fund” or “Index Plus MidCap”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Pranay Gupta, Portfolio Managers of ING Investment Management Co.  — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.46% compared to the S&P MidCap 400 Index, which returned 12.60% for the same period.

Portfolio Specifics: The reporting period was marked by volatility. Markets rose and fell at a dizzying pace as investors focused upon slowing U.S. economic growth, China subduing its sizzling economy, bullish news from Europe, strong corporate earnings, and then renewed worries about Europe as Ireland fell into trouble and requested a bailout.

In early November, the U.S. Federal Reserve announced to little surprise that it would launch a second round of quantitative easing, to the tune of $600 billion. Markets initially reacted positively to the announcement; Treasury yields declined, stock prices rose and commodity prices spiked. It is hoped that these measures will provide a tailwind to an economy that appears to be gaining steam.

Manufacturing data continue to be strong. The trade deficit narrowed sharply in October, indicating that estimates of fourth quarter gross domestic product growth for the U.S. might be too low.

Performance of our models was negative for the six months ending November 30, 2010. Poor security selection was the primary detractor from performance. Specifically, the stock selection model within industrials and information technology hurt performance the most. Within industrials, capital goods and commercial and professional services industries performed the worst, as underweights in Bucyrus International, Inc. and Ametek, Inc. detracted due to their outperformance. Additionally, overweights in Carlisle Cos., Inc. and Waste Connections, Inc., which underperformed their peers, detracted from performance. Among the most significant detractors were consumer discretionary company Netflix, Inc., due to the Fund’s underweight in the outperforming stock, and healthcare company Lincare Holdings, Inc., due to the Fund’s overweight in the underperforming stock. The only positive contributing sub-sectors were banks, media; the energy sector contributed slightly. Within banks, underweights in Wilmington Trust Co. and New York Community Bank contributed the most. Top contributors included consumer companies Chipotle Mexican Grill, Inc. and BorgWarner, Inc., as well as information technology company Skyworks Solutions, Inc.

From an overall sector allocation perspective, an overweight in real estate investment trusts detracted while an underweight in banks contributed. From an overall portfolio perspective, the Fund saw minimal sector allocation effect.

Current Strategy and Outlook: Our research builds a structured Fund holding stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of November 30, 2010

(as a percent of net assets)

Chipotle Mexican Grill, Inc.	1.3%
Dollar Tree, Inc.	1.2%
F5 Networks, Inc.	1.2%
BorgWarner, Inc.	1.1%
Lubrizol Corp.	1.1%
Joy Global, Inc.	1.0%
Newfield Exploration Co.	1.0%
Macerich Co.	1.0%
Perrigo Co.	1.0%
Federal Realty Investment Trust	0.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2010

(as a percent of net assets)

Financials	18.6%
Information Technology	18.5%
Industrials	16.3%
Consumer Discretionaty	15.1%
Health Care	12.3%
Energy	5.6%
Materials	4.6%
Utilities	3.9%
Consumer Stamples	3.4%
Telecommunication Services	0.5%
Other Assets and Liabilities — Net*	1.2%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Fund (the “Fund” or “Index Plus SmallCap”) seeks to outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk. The Fund is managed by Vincent Costa and Pranay Gupta, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.63% compared to the S&P SmallCap 600 Index, which returned 9.99%, for the same period.

Portfolio Specifics: The reporting period was marked by volatility. Markets rose and fell at a dizzying pace as investors focused upon slowing U.S. economic growth, China subduing its sizzling economy, bullish news from Europe, strong corporate earnings, and then renewed worries about Europe as Ireland fell into trouble and requested a bailout.

In early November, the U.S. Federal Reserve announced to little surprise that it would launch a second round of quantitative easing, to the tune of $600 billion. Markets initially reacted positively to the announcement; Treasury yields declined, stock prices rose and commodity prices spiked. It is hoped that these measures will provide a tailwind to an economy that appears to be gaining steam. Manufacturing data continue to be strong. The trade deficit narrowed sharply in October, indicating that estimates of fourth quarter gross domestic product growth for the U.S. might be too low.

Performance of our stock selection models was negative for the six months ending November 30, 2010. Poor security selection was the primary detractor from performance as information technology (“IT”), industrials and energy hurt. Within IT, positions in software detracted significantly while the effect of semiconductors was neutral. Among industrials, positions in capital goods and commercial and professional services industries detracted. The most significant net detractors for the period were underweights in IT companies TriQuint Semiconductor, Inc. and Cypress Semiconductor Corp., and consumer discretionary company Gymboree Corp. Top net contributors included overweights in stocks such as consumer discretionary companies Polaris Industries, Inc., and IT companies NetScout Systems, Inc. and Cognex Corp.

Stock selection with utilities contributed slightly to performance. Stock selection among consumer staples and health care detracted from results. Negative security selection effect was partly offset by positive sector allocation effect.

Underweights in banks and consumer cyclicals contributed as those sectors underperformed. Other sector active weights were maintained relatively close to the benchmark, and so had a minimal allocation impact.

Current Strategy & Outlook: Our research builds a structured Fund holding stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of November 30, 2010

(as a percent of net assets)

East-West Bancorp., Inc.	0.7%
Concur Technologies, Inc.	0.7%
BioMed Realty Trust, Inc.	0.6%
Salix Pharmaceuticals Ltd.	0.6%
Varian Semiconductor Equipment Associates, Inc.	0.6%
National Retail Properties, Inc.	0.6%
Toro Co.	0.6%
Tanger Factory Outlet Centers, Inc.	0.6%
CARBO Ceramics, Inc.	0.6%
ProAssurance Corp.	0.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*
ING Index Plus LargeCap Fund
Class A	$1,000.00	$1,089.00	0.95%	$4.97	$1,000.00	$1,020.31	0.95%	$4.81
Class B	1,000.00	1,084.80	1.70	8.88	1,000.00	1,016.55	1.70	8.59
Class C	1,000.00	1,086.40	1.45	7.58	1,000.00	1,017.80	1.45	7.33
Class I	1,000.00	1,090.80	0.65	3.41	1,000.00	1,021.81	0.65	3.29
Class O	1,000.00	1,089.60	0.95	4.98	1,000.00	1,020.31	0.95	4.81
Class R	1,000.00	1,087.90	1.20	6.28	1,000.00	1,019.05	1.20	6.07
ING Index Plus MidCap Fund
Class A	$1,000.00	$1,104.60	1.00%	$5.28	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,100.90	1.75	9.22	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,101.80	1.50	7.90	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,106.20	0.68	3.59	1,000.00	1,021.66	0.68	3.45
Class O	1,000.00	1,104.30	1.00	5.28	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,102.80	1.25	6.59	1,000.00	1,018.80	1.25	6.33

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*
ING Index Plus SmallCap Fund
Class A	$1,000.00	$1,076.30	1.00%	$5.20	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,072.40	1.75	9.09	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,072.60	1.50	7.79	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,077.80	0.68	3.54	1,000.00	1,021.66	0.68	3.45
Class O	1,000.00	1,076.40	1.00	5.21	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,074.50	1.25	6.50	1,000.00	1,018.80	1.25	6.33

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2010 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$324,667,485	$138,082,836	$62,734,869
Short-term investments**	461,081	1,921,160	2,443,954
Short-term investments in affiliates***	4,936,000	2,514,000	876,000
Cash	264	3,932	7,157
Cash collateral for futures	398,970	174,164	49,080
Receivables:
Investment securities sold	361,847	1,031,106	4,590
Fund shares sold	26,572	51,388	31,491
Dividends and interest	826,498	156,650	42,564
Prepaid expenses	43,016	31,337	29,587
Reimbursement due from manager	31,356	17,968	16,430

Total assets	331,753,089	143,984,541	66,235,722

LIABILITIES:
Payable for investment securities purchased	306,494	427,113	13,903
Payable for fund shares redeemed	437,909	97,367	43,817
Payable upon receipt of securities loaned	519,908	2,071,294	2,510,839
Payable to affiliates	276,882	96,984	43,457
Payable for directors fees	1,631	719	307
Other accrued expenses and liabilities	396,762	174,172	129,491
Payable for borrowings against line of credit	—	920,000	—

Total liabilities	1,939,586	3,787,649	2,741,814

NET ASSETS	$329,813,503	$140,196,892	$63,493,908

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$403,060,208	$154,770,846	$72,465,868
Undistributed net investment income	2,730,021	386,849	91,539
Accumulated net realized loss	(124,658,570)	(40,615,717)	(18,797,704)
Net unrealized appreciation	48,681,844	25,654,914	9,734,205

NET ASSETS	$329,813,503	$140,196,892	$63,493,908

+ Including securities loaned at value	$504,091	$1,979,119	$2,427,973
* Cost of investments in securities	$276,285,136	$112,436,067	$53,013,226
** Cost of short-term investments	$519,908	$2,071,294	$2,510,839
*** Cost of short-term investments in affiliates	$4,936,000	$2,514,000	$876,000

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net assets	$137,641,750	$47,387,190	$19,362,958
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,863,580	3,533,550	1,428,922
Net asset value and redemption price per share	$13.95	$13.41	$13.55
Maximum offering price per share (3.00%)(1)	$14.38	$13.82	$13.97
Class B:
Net assets	$82,846,697	$4,977,018	$2,266,075
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,941,231	396,678	184,258
Net asset value, redemption price and maximum offering price per share(2)	$13.94	$12.55	$12.30
Class C:
Net assets	$24,097,985	$7,477,811	$2,477,487
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,726,173	580,571	195,016
Net asset value, redemption price and maximum offering price per share(2)	$13.96	$12.88	$12.70
Class I:
Net assets	$18,768,106	$21,351,607	$4,625,733
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,334,665	1,565,829	330,341
Net asset value, redemption price and maximum offering price per share	$14.06	$13.64	$14.00
Class O:
Net assets	$59,050,017	$49,715,824	$29,169,364
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,224,153	3,695,562	2,135,772
Net asset value, redemption price and maximum offering price per share	$13.98	$13.45	$13.66
Class R:
Net assets	$7,408,948	$9,287,442	$5,592,291
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	534,635	698,424	416,737
Net asset value, redemption price and maximum offering price per share	$13.86	$13.30	$13.42

(1)	Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends(1)	$3,546,927	$1,055,447	$386,388
Securities lending income, net	10,935	19,864	27,204

Total investment income	3,557,862	1,075,311	413,592

EXPENSES:
Investment management fees	736,169	324,464	138,428
Distribution and service fees:
Class A	144,552	69,076	23,756
Class B	532,032	27,454	12,072
Class C	89,995	26,405	8,843
Class O	72,148	58,980	35,011
Class R	18,646	22,544	12,948
Transfer agent fees:
Class A	137,634	52,339	21,616
Class B	116,266	5,099	2,700
Class C	27,526	6,824	2,692
Class I	14,919	11,807	3,562
Class O	66,469	45,614	31,975
Class R	8,682	8,611	5,910
Administrative service fees	130,875	57,683	24,610
Shareholder reporting expense	81,766	27,673	21,252
Registration fees	36,811	37,099	36,632
Professional fees	28,588	13,714	11,439
Custody and accounting expense	25,622	11,551	26,069
Directors fees	8,747	3,928	8,645
Miscellaneous expense	18,211	7,780	7,647
Interest expense	62	660	87

Total expenses	2,295,720	819,305	435,894
Net waived and reimbursed fees	(296,498)	(81,183)	(113,841)

Net expenses	1,999,222	738,122	322,053

Net investment income	1,558,640	337,189	91,539

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	21,479,443	6,474,132	3,460,952
Futures	351,306	150,041	(104,448)

Net realized gain	21,830,749	6,624,173	3,356,504

Net change in unrealized appreciation or depreciation on:
Investments	3,753,940	7,073,427	878,943
Futures	486,174	181,602	81,684

Net change in unrealized appreciation or depreciation	4,240,114	7,255,029	960,627

Net realized and unrealized gain	26,070,863	13,879,202	4,317,131

Increase in net assets resulting from operations	$27,629,503	$14,216,391	$4,408,670

(1) Dividends from affiliates	$3,632	$1,740	$1,020

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Six Months Ended November 30, 2010	Year Ended May 31, 2010	Six Months Ended November 30, 2010	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$1,558,640	$3,111,093	$337,189	$935,177
Net realized gain	21,830,749	49,307,927	6,624,173	19,561,345
Net change in unrealized appreciation or depreciation	4,240,114	12,673,957	7,255,029	18,746,818

Increase in net assets resulting from operations	27,629,503	65,092,977	14,216,391	39,243,340

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,345,153)	—	(444,329)
Class B	—	(1,105,711)	—	(6,131)
Class C	—	(274,259)	—	(21,807)
Class I	—	(278,790)	—	(193,998)
Class O	—	(874,964)	—	(344,322)
Class R	—	(102,145)	—	(44,562)

Total distributions	—	(3,981,022)	—	(1,055,149)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,628,026	50,953,253	7,465,717	22,155,164
Reinvestment of distributions	—	2,868,128	—	705,870

	51,628,026	53,821,381	7,465,717	22,861,034
Cost of shares redeemed	(78,422,761)	(141,807,606)	(34,823,061)	(49,156,766)

Net decrease in net assets resulting from capital share transactions	(26,794,735)	(87,986,225)	(27,357,344)	(26,295,732)

Net increase (decrease) in net assets	834,768	(26,874,270)	(13,140,953)	11,892,459

NET ASSETS:
Beginning of period	328,978,735	355,853,005	153,337,845	141,445,386

End of period	$329,813,503	$328,978,735	$140,196,892	$153,337,845

Undistributed net investment income at end of period	$2,730,021	$1,171,381	$386,849	$49,660

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus SmallCap Fund
	Six Months Ended November 30, 2010	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$91,539	$138,079
Net realized gain	3,356,504	4,899,043
Net change in unrealized appreciation or depreciation	960,627	13,584,394

Increase in net assets resulting from operations	4,408,670	18,621,516

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(52,508)
Class I	—	(28,958)
Class O	—	(82,250)
Class R	—	(4,615)

Total distributions	—	(168,331)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,407,364	8,940,732
Reinvestment of distributions	—	89,281

	3,407,364	9,030,013
Cost of shares redeemed	(9,533,542)	(27,476,834)

Net decrease in net assets resulting from capital share transactions	(6,126,178)	(18,446,821)

Net increase (decrease) in net assets	(1,717,508)	6,364

NET ASSETS:
Beginning of period	65,211,416	65,205,052

End of period	$63,493,908	$65,211,416

Undistributed net investment income at end of period	$91,539	$—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/ or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Fund
Class A
11-30-10	12.81	0.08	•	1.06	1.14	—	—	—	—	13.95	8.90	1.13	0.95	†	0.95	†	1.26	†	137,642	99
05-31-10	10.87	0.15		1.99	2.14	0.20	—	—	0.20	12.81	19.63	1.04	0.95	†	0.95	†	1.22	†	98,751	125
05-31-09	16.48	0.22		(5.63)	(5.41)	0.20	—	—	0.20	10.87	(32.85)	1.14	0.95	†	0.95	†	1.61	†	69,823	201
05-31-08	19.53	0.19	•	(2.01)	(1.82)	0.24	0.99	—	1.23	16.48	(9.63)	1.11	0.95	†	0.95	†	1.08	†	116,049	144
05-31-07	16.17	0.16	•	3.36	3.52	0.16	—	—	0.16	19.53	21.86	0.98	0.95	†	0.95	†	0.93	†	207,710	109
05-31-06	15.21	0.14	•	0.95	1.09	0.13	—	—	0.13	16.17	7.14	0.95	0.95		0.95		0.89		217,766	133
Class B
11-30-10	12.85	0.03	•	1.06	1.09	—	—	—	—	13.94	8.48	1.88	1.70	†	1.70	†	0.43	†	82,847	99
05-31-10	10.89	0.06	•	1.99	2.05	0.09	—	—	0.09	12.85	18.80	1.79	1.70	†	1.70	†	0.48	†	127,924	125
05-31-09	16.41	0.13	•	(5.60)	(5.47)	0.05	—	—	0.05	10.89	(33.32)	1.89	1.70	†	1.70	†	1.27	†	167,778	201
05-31-08	19.42	0.06	•	(2.01)	(1.95)	0.07	0.99	—	1.06	16.41	(10.34)	1.86	1.70	†	1.70	†	0.34	†	16,512	144
05-31-07	16.07	0.03	•	3.34	3.37	0.02	—	—	0.02	19.42	20.97	1.73	1.70	†	1.70	†	0.17	†	30,137	109
05-31-06	15.12	0.03		0.93	0.96	0.01	—	—	0.01	16.07	6.33	1.70	1.70		1.70		0.14		33,911	133
Class C
11-30-10	12.85	0.05	•	1.06	1.11	—	—	—	—	13.96	8.64	1.63	1.45	†	1.45	†	0.72	†	24,098	99
05-31-10	10.90	0.09	•	1.99	2.08	0.13	—	—	0.13	12.85	19.07	1.54	1.45	†	1.45	†	0.73	†	24,344	125
05-31-09	16.49	0.15	•	(5.62)	(5.47)	0.12	—	—	0.12	10.90	(33.15)	1.64	1.45	†	1.45	†	1.37	†	26,014	201
05-31-08	19.54	0.12		(2.04)	(1.92)	0.14	0.99	—	1.13	16.49	(10.12)	1.61	1.45	†	1.45	†	0.60	†	11,494	144
05-31-07	16.18	0.08		3.36	3.44	0.08	—	—	0.08	19.54	21.27	1.48	1.45	†	1.45	†	0.43	†	16,607	109
05-31-06	15.22	0.07		0.93	1.00	0.04	—	—	0.04	16.18	6.59	1.45	1.45		1.45		0.39		15,113	133
Class I
11-30-10	12.89	0.10	•	1.07	1.17	—	—	—	—	14.06	9.08	0.83	0.65	†	0.65	†	1.55	†	18,768	99
05-31-10	10.93	0.19	•	1.99	2.18	0.22	—	—	0.22	12.89	19.95	0.79	0.70	†	0.70	†	1.51	†	14,210	125
05-31-09	16.60	0.23		(5.66)	(5.43)	0.24	—	—	0.24	10.93	(32.70)	0.89	0.70	†	0.70	†	1.83	†	34,097	201
05-31-08	19.68	0.24	•	(2.03)	(1.79)	0.30	0.99	—	1.29	16.60	(9.42)	0.86	0.70	†	0.70	†	1.31	†	67,691	144
05-31-07	16.29	0.21	•	3.39	3.60	0.21	—	—	0.21	19.68	22.17	0.73	0.70	†	0.70	†	1.17	†	100,710	109
05-31-06	15.34	0.18	•	0.94	1.12	0.17	—	—	0.17	16.29	7.29	0.70	0.70		0.70		1.14		91,633	133
Class O
11-30-10	12.83	0.08	•	1.07	1.15	—	—	—	—	13.98	8.96	1.13	0.95	†	0.95	†	1.23	†	59,050	99
05-31-10	10.88	0.15	•	1.99	2.14	0.19	—	—	0.19	12.83	19.68	1.04	0.95	†	0.95	†	1.22	†	56,813	125
05-31-09	16.51	0.20		(5.62)	(5.42)	0.21	—	—	0.21	10.88	(32.86)	1.14	0.95	†	0.95	†	1.60	†	51,159	201
05-31-08	19.58	0.20	•	(2.03)	(1.83)	0.25	0.99	—	1.24	16.51	(9.65)	1.11	0.95	†	0.95	†	1.11	†	81,797	144
05-31-07	16.22	0.15		3.38	3.53	0.17	—	—	0.17	19.58	21.84	0.98	0.95	†	0.95	†	0.95	†	90,279	109
05-31-06	15.27	0.13		0.96	1.09	0.14	—	—	0.14	16.22	7.11	0.95	0.95		0.95		0.89		59,536	133
Class R
11-30-10	12.74	0.06	•	1.06	1.12	—	—	—	—	13.86	8.79	1.38	1.20	†	1.20	†	0.98	†	7,409	99
05-31-10	10.80	0.12	•	1.98	2.10	0.16	—	—	0.16	12.74	19.46	1.29	1.20	†	1.20	†	0.97	†	6,936	125
05-31-09	16.37	0.18		(5.59)	(5.41)	0.16	—	—	0.16	10.80	(33.05)	1.39	1.20	†	1.20	†	1.31	†	6,982	201
05-31-08	19.41	0.15	•	(2.01)	(1.86)	0.19	0.99	—	1.18	16.37	(9.90)	1.36	1.20	†	1.20	†	0.86	†	16,284	144
05-31-07	16.08	0.12		3.34	3.46	0.13	—	—	0.13	19.41	21.55	1.23	1.20	†	1.20	†	0.69	†	31,311	109
05-31-06	15.14	0.09		0.95	1.04	0.10	—	—	0.10	16.08	6.89	1.20	1.20		1.20		0.64		24,484	133

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus MidCap Fund
Class A
11-30-10	12.14	0.03	•	1.24	1.27	—		—	—	—		13.41	10.46	1.11	1.00	†	1.00	†	0.49	†	47,387	91
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08		12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08		9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08		(1.56)	(1.48)	0.08		3.19	—	3.27		14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
05-31-07	17.68	0.11		3.15	3.26	0.05		1.41	—	1.46		19.48	19.43	1.02	1.00	†	1.00	†	0.59	†	175,465	92
05-31-06	16.25	0.05		2.17	2.22	0.04		0.75	—	0.79		17.68	13.82	0.98	1.00		1.00		0.29		187,657	111
Class B
11-30-10	11.40	(0.01	)•	1.16	1.15	—		—	—	—		12.55	10.09	1.86	1.75	†	1.75	†	(0.26	)†	4,977	91
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01		11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00	*	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)		(1.47)	(1.52)	—		3.19	—	3.19		13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
05-31-07	16.98	(0.03)		3.01	2.98	—		1.41	—	1.41		18.55	18.52	1.77	1.75	†	1.75	†	(0.16	)†	31,260	92
05-31-06	15.71	(0.08)		2.10	2.02	—		0.75	—	0.75		16.98	13.01	1.73	1.75		1.75		(0.46)		33,369	111
Class C
11-30-10	11.69	(0.00	)*•	1.19	1.19	—		—	—	—		12.88	10.18	1.61	1.50	†	1.50	†	(0.01	)†	7,478	91
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03		11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01		9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)		(1.51)	(1.52)	—		3.19	—	3.19		14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129
05-31-07	17.20	0.02		3.06	3.08	—		1.41	—	1.41		18.87	18.88	1.52	1.50	†	1.50	†	0.09	†	21,205	92
05-31-06	15.86	(0.04)		2.13	2.09	—		0.75	—	0.75		17.20	13.33	1.48	1.50		1.50		(0.21)		20,575	111
Class I
11-30-10	12.33	0.05	•	1.26	1.31	—		—	—	—		13.64	10.62	0.79	0.68	†	0.68	†	0.84	†	21,352	91
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11		12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12		—	—	0.12		9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11	•	(1.56)	(1.45)	0.13		3.19	—	3.32		14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129
05-31-07	17.90	0.15	•	3.20	3.35	0.09		1.41	—	1.50		19.75	19.72	0.77	0.75	†	0.75	†	0.85	†	42,061	92
05-31-06	16.43	0.10	•	2.19	2.29	0.07		0.75	—	0.82		17.90	14.13	0.73	0.75		0.75		0.54		29,278	111
Class O
11-30-10	12.18	0.03	•	1.24	1.27	—		—	—	—		13.45	10.43	1.11	1.00	†	1.00	†	0.49	†	49,716	91
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09		12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09		—	—	0.09		9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07		(1.55)	(1.48)	0.09		3.19	—	3.28		14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129
05-31-07	17.75	0.10		3.16	3.26	0.05		1.41	—	1.46		19.55	19.37	1.02	1.00	†	1.00	†	0.59	†	67,607	92
05-31-06	16.31	0.04		2.19	2.23	0.04		0.75	—	0.79		17.75	13.85	0.99	1.00		1.00		0.29		51,251	111
Class R
11-30-10	12.06	0.01	•	1.23	1.24	—		—	—	—		13.30	10.28	1.36	1.25	†	1.25	†	0.24	†	9,287	91
05-31-10	9.35	0.05		2.72	2.77	0.06		—	—	0.06		12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04		—	—	0.04		9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03		(1.53)	(1.50)	0.04		3.19	—	3.23		14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129
05-31-07	17.56	0.06		3.12	3.18	0.01		1.41	—	1.42		19.32	19.09	1.27	1.25	†	1.25	†	0.34	†	33,651	92
05-31-06	16.16	0.00	*	2.17	2.17	0.02		0.75	—	0.77		17.56	13.60	1.24	1.25		1.25		0.04		29,639	111

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus SmallCap Fund
Class A
11-30-10	12.59	0.02	0.94	0.96	—	—	—	—	13.55	7.63	1.37	1.00	†	1.00	†	0.35	†	19,363	102
05-31-10	9.55	0.03	3.04	3.07	0.03	—	—	0.03	12.59	32.19	1.17	1.00	†	1.00	†	0.25	†	20,693	117
05-31-09	14.37	0.09	(4.84)	(4.75)	0.07	—	—	0.07	9.55	(33.03)	1.33	1.00	†	1.00	†	0.72	†	19,817	66
05-31-08	19.74	0.03	(3.13)	(3.10)	—	2.27	—	2.27	14.37	(15.73)	1.21	1.00	†	1.00	†	0.18	†	43,900	139
05-31-07	18.78	0.02	2.61	2.63	—	1.67	—	1.67	19.74	14.70	1.08	1.00	†	1.00	†	0.08	†	67,193	93
05-31-06	16.46	0.02	2.67	2.69	—	0.37	—	0.37	18.78	16.45	1.07	1.00		1.00		0.10		71,251	109
Class B
11-30-10	11.47	(0.03)	0.86	0.83	—	—	—	—	12.30	7.24	2.12	1.75	†	1.75	†	(0.40	)†	2,266	102
05-31-10	8.75	(0.05)•	2.77	2.72	—	—	—	—	11.47	31.09	1.92	1.75	†	1.75	†	(0.50	)†	2,741	117
05-31-09	13.16	0.00 *	(4.41)	(4.41)	—	—	—	—	8.75	(33.51)	2.08	1.75	†	1.75	†	(0.03	)†	2,885	66
05-31-08	18.43	(0.10)	(2.90)	(3.00)	—	2.27	—	2.27	13.16	(16.35)	1.96	1.75	†	1.75	†	(0.58	)†	7,373	139
05-31-07	17.76	(0.13)	2.47	2.34	—	1.67	—	1.67	18.43	13.88	1.83	1.75	†	1.75	†	(0.68	)†	14,402	93
05-31-06	15.71	(0.11)	2.53	2.42	—	0.37	—	0.37	17.76	15.51	1.82	1.75		1.75		(0.64)		16,598	109
Class C
11-30-10	11.84	(0.01)	0.87	0.86	—	—	—	—	12.70	7.26	1.87	1.50	†	1.50	†	(0.16	)†	2,477	102
05-31-10	9.00	(0.03)	2.87	2.84	—	—	—	—	11.84	31.56	1.67	1.50	†	1.50	†	(0.25	)†	2,479	117
05-31-09	13.52	0.03	(4.54)	(4.51)	0.01	—	—	0.01	9.00	(33.37)	1.83	1.50	†	1.50	†	0.23	†	2,752	66
05-31-08	18.81	(0.05)	(2.97)	(3.02)	—	2.27	—	2.27	13.52	(16.10)	1.71	1.50	†	1.50	†	(0.32	)†	5,615	139
05-31-07	18.06	(0.07)	2.49	2.42	—	1.67	—	1.67	18.81	14.10	1.58	1.50	†	1.50	†	(0.42	)†	8,621	93
05-31-06	15.91	(0.06)	2.58	2.52	—	0.37	—	0.37	18.06	15.95	1.57	1.50		1.50		(0.40)		7,965	109
Class I
11-30-10	12.99	0.05	0.96	1.01	—	—	—	—	14.00	7.78	1.05	0.68	†	0.68	†	0.68	†	4,626	102
05-31-10	9.85	0.06 •	3.14	3.20	0.06	—	—	0.06	12.99	32.51	0.92	0.75	†	0.75	†	0.53	†	5,249	117
05-31-09	14.85	0.12	(5.01)	(4.89)	0.11	—	—	0.11	9.85	(32.89)	1.08	0.75	†	0.75	†	0.98	†	12,271	66
05-31-08	20.25	0.07 •	(3.20)	(3.13)	—	2.27	—	2.27	14.85	(15.46)	0.96	0.75	†	0.75	†	0.42	†	25,170	139
05-31-07	19.17	0.06	2.69	2.75	—	1.67	—	1.67	20.25	15.04	0.83	0.75	†	0.75	†	0.34	†	17,542	93
05-31-06	16.75	0.04 •	2.75	2.79	—	0.37	—	0.37	19.17	16.77	0.82	0.75		0.75		0.23		13,787	109
Class O
11-30-10	12.69	0.02	0.95	0.97	—	—	—	—	13.66	7.64	1.37	1.00	†	1.00	†	0.34	†	29,169	102
05-31-10	9.63	0.03	3.06	3.09	0.03	—	—	0.03	12.69	32.17	1.17	1.00	†	1.00	†	0.25	†	28,777	117
05-31-09	14.50	0.08	(4.87)	(4.79)	0.08	—	—	0.08	9.63	(33.02)	1.33	1.00	†	1.00	†	0.74	†	23,422	66
05-31-08	19.89	0.03	(3.15)	(3.12)	—	2.27	—	2.27	14.50	(15.71)	1.21	1.00	†	1.00	†	0.18	†	35,728	139
05-31-07	18.91	0.02	2.63	2.65	—	1.67	—	1.67	19.89	14.71	1.08	1.00	†	1.00	†	0.09	†	45,242	93
05-31-06	16.58	0.02	2.68	2.70	—	0.37	—	0.37	18.91	16.39	1.07	1.00		1.00		0.10		40,479	109
Class R
11-30-10	12.49	0.01	0.92	0.93	—	—	—	—	13.42	7.45	1.62	1.25	†	1.25	†	0.09	†	5,592	102
05-31-10	9.48	(0.00)*	3.02	3.02	0.01	—	—	0.01	12.49	31.88	1.42	1.25	†	1.25	†	(0.00	)†	5,272	117
05-31-09	14.23	0.07	(4.80)	(4.73)	0.02	—	—	0.02	9.48	(33.23)	1.58	1.25	†	1.25	†	0.49	†	4,058	66
05-31-08	19.62	(0.01)	(3.11)	(3.12)	—	2.27	—	2.27	14.23	(15.94)	1.46	1.25	†	1.25	†	(0.07	)†	12,619	139
05-31-07	18.71	(0.03)	2.61	2.58	—	1.67	—	1.67	19.62	14.48	1.33	1.25	†	1.25	†	(0.16	)†	16,698	93
05-31-06	16.45	(0.03)•	2.66	2.63	—	0.37	—	0.37	18.71	16.09	1.32	1.25		1.25		(0.17)		12,321	109
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005 or more than $(0.005).
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income (loss) ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are twelve separate active investment series that comprise the Company. The three series that are in this report are: Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap (each a “Fund” and collectively, the “Funds” or “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are

indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments. For the six months ended November 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended November 30, 2010, the Funds have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended November 30, 2010, the Funds had an average notional value on futures contracts purchased as disclosed below:

Purchased
Index Plus LargeCap	$5,326,665
Index Plus MidCap	2,196,957
Index Plus SmallCap	1,026,023

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$315,461,762	$341,006,323
Index Plus MidCap	127,979,492	155,628,462
Index Plus SmallCap	61,411,135	67,326,564

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2010, the Investment Adviser for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $1,432, $677 and $377 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor also retains the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended November 30, 2010, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges:
Index Plus LargeCap	$1,132	N/A
Index Plus MidCap	1,242	N/A
Index Plus SmallCap	744	N/A
Contingent Deferred Sales Charges:
Index Plus LargeCap	—	$154
Index Plus MidCap	—	151
Index Plus SmallCap	—	1

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2010, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$124,497	$22,180	$130,205	$276,882
Index Plus MidCap	53,793	9,583	33,608	96,984
Index Plus SmallCap	23,548	4,196	15,713	43,457

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At November 30, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage
ING National Trust	Index Plus LargeCap	7.83%
	Index Plus MidCap	22.68%
	Index Plus SmallCap	13.62%
Reliance Trust Company	Index Plus SmallCap	5.79%
Sharebuilder Securities Corp	Index Plus LargeCap	16.89%
	Index Plus MidCap	33.42%
	Index Plus SmallCap	43.26%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2010, the following Fund had the following expenses included in Other Accrued Expense and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

	Accrued Expense	Amount
Index Plus LargeCap	Transfer Agent	$218,786

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2010, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2011	2012	2013	Total
Index Plus LargeCap	$540,394	$652,750	$368,082	$1,561,226
Index Plus MidCap	464,317	176,705	118,379	759,401
Index Plus SmallCap	334,877	233,834	124,450	693,161

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the six months ended November 30, 2010:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Index Plus LargeCap	4	$392,500	1.44%
Index Plus MidCap(1)	4	4,182,500	1.44
Index Plus SmallCap	4	565,000	1.41

(1)	At November 30, 2010, Index Plus MidCap had an outstanding balance of $920,000.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Plus LargeCap
Class A
11-30-10	3,216,067	—	(1,060,762)	2,155,305	42,399,779	—	(14,149,616)	28,250,163
05-31-10	3,125,156	96,501	(1,939,423)	1,282,234	39,952,234	1,248,886	(24,573,661)	16,627,459
Class B
11-30-10	—	—	(4,014,990)	(4,014,990)	—	—	(52,961,984)	(52,961,984)
05-31-10	14,873	75,034	(5,541,531)	(5,451,624)	180,182	977,210	(70,386,764)	(69,229,372)
Class C
11-30-10	14,781	—	(183,336)	(168,555)	197,725	—	(2,433,322)	(2,235,597)
05-31-10	40,819	16,049	(549,459)	(492,591)	515,342	208,831	(6,944,818)	(6,220,645)
Class I
11-30-10	407,118	—	(174,829)	232,289	5,373,907	—	(2,315,385)	3,058,522
05-31-10	190,046	21,209	(2,229,365)	(2,018,110)	2,370,041	275,752	(26,951,333)	(24,305,540)
Class O
11-30-10	151,071	—	(353,920)	(202,849)	2,006,255	—	(4,736,432)	(2,730,177)
05-31-10	519,474	4,278	(798,486)	(274,734)	6,571,125	55,445	(10,143,049)	(3,516,479)
Class R
11-30-10	124,686	—	(134,602)	(9,916)	1,650,360	—	(1,826,022)	(175,662)
05-31-10	107,840	7,918	(217,449)	(101,691)	1,364,329	102,004	(2,807,981)	(1,341,648)
Index Plus MidCap
Class A
11-30-10	331,162	—	(1,897,515)	(1,566,353)	4,047,778	—	(23,978,237)	(19,930,459)
05-31-10	870,470	36,640	(1,581,680)	(674,570)	10,198,280	423,427	(17,999,737)	(7,378,030)
Class B
11-30-10	—	—	(154,623)	(154,623)	—	—	(1,786,098)	(1,786,098)
05-31-10	13,995	484	(317,374)	(302,895)	145,727	5,340	(3,419,963)	(3,268,896)
Class C
11-30-10	13,055	—	(42,643)	(29,588)	153,921	—	(498,713)	(344,792)
05-31-10	24,316	1,578	(177,130)	(151,236)	277,313	17,640	(1,898,618)	(1,603,665)
Class I
11-30-10	75,958	—	(190,878)	(114,920)	943,193	—	(2,381,508)	(1,438,315)
05-31-10	325,893	16,539	(1,221,427)	(878,995)	3,812,516	193,882	(13,545,435)	(9,539,037)
Class O
11-30-10	115,831	—	(317,894)	(202,063)	1,430,939	—	(3,938,248)	(2,507,309)
05-31-10	410,556	1,813	(678,396)	(266,027)	4,747,050	21,019	(7,809,797)	(3,041,728)
Class R
11-30-10	71,773	—	(185,759)	(113,986)	889,886	—	(2,240,257)	(1,350,371)
05-31-10	253,324	3,876	(386,334)	(129,134)	2,974,278	44,562	(4,483,216)	(1,464,376)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Plus SmallCap
Class A
11-30-10	101,033	—	(315,293)	(214,260)	1,259,748	—	(3,923,751)	(2,664,003)
05-31-10	321,796	4,404	(757,069)	(430,869)	3,695,357	50,916	(8,577,296)	(4,831,023)
Class B
11-30-10	—	—	(54,671)	(54,671)	—	—	(619,069)	(619,069)
05-31-10	8,050	—	(99,004)	(90,954)	84,977	—	(1,035,730)	(950,753)
Class C
11-30-10	5,571	—	(19,975)	(14,404)	66,288	—	(235,047)	(168,759)
05-31-10	9,971	—	(106,358)	(96,387)	105,385	—	(1,153,936)	(1,048,551)
Class I
11-30-10	14,412	—	(88,114)	(73,702)	182,228	—	(1,126,341)	(944,113)
05-31-10	66,561	2,431	(910,359)	(841,367)	761,821	28,958	(10,407,939)	(9,617,160)
Class O
11-30-10	78,977	—	(210,486)	(131,509)	990,794	—	(2,681,445)	(1,690,651)
05-31-10	263,464	411	(427,909)	(164,034)	3,085,042	4,792	(5,065,887)	(1,976,053)
Class R
11-30-10	72,657	—	(78,129)	(5,472)	908,306	—	(947,889)	(39,583)
05-31-10	99,709	402	(105,899)	(5,788)	1,208,150	4,615	(1,236,046)	(23,281)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2010, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Unrealized Appreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2010, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus LargeCap	$504,091	$519,908
Index Plus MidCap	1,979,119	2,071,294
Index Plus SmallCap	2,427,973	2,510,839

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2010.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2010
Ordinary Income
Index Plus LargeCap	$3,981,022
Index Plus MidCap	1,055,149
Index Plus SmallCap	168,331

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,171,381	$30,913,047	$(47,589,111)	2016
			(19,435,832)	2017
			(65,935,693)	2018

			$(132,960,636)*

Index Plus MidCap	49,660	15,800,268	(19,089,445)	2017
			(25,550,828)	2018

			$(44,640,273)

Index Plus SmallCap	$—	$7,800,104	$(463,445)	2016
			(4,637,260)	2017
			(16,080,029)	2018

			$(21,180,734)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of November 30, 2010, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2010, the following Funds declared and paid dividends of:

	Per Share Amounts
	Net Investment Income	Payable Date	Record Date
Index Plus LargeCap
Class A	$0.1844	December 17, 2010	December 15, 2010
Class B	$—	December 17, 2010	December 15, 2010
Class C	$0.1017	December 17, 2010	December 15, 2010
Class I	$0.2145	December 17, 2010	December 15, 2010
Class O	$0.1761	December 17, 2010	December 15, 2010
Class R	$0.1406	December 17, 2010	December 15, 2010
Class A	$0.0030	January 3, 2011	December 30, 2010
Class B	$0.0030	January 3, 2011	December 30, 2010
Class C	$0.0030	January 3, 2011	December 30, 2010
Class I	$0.0030	January 3, 2011	December 30, 2010
Class O	$0.0030	January 3, 2011	December 30, 2010
Class R	$0.0030	January 3, 2011	December 30, 2010
Index Plus MidCap
Class A	$0.0380	December 17, 2010	December 15, 2010
Class B	$—	December 17, 2010	December 15, 2010
Class C	$—	December 17, 2010	December 15, 2010
Class I	$0.0831	December 17, 2010	December 15, 2010
Class O	$0.0471	December 17, 2010	December 15, 2010
Class R	$0.0152	December 17, 2010	December 15, 2010
Class A	$0.0013	January 3, 2011	December 30, 2010
Class B	$0.0013	January 3, 2011	December 30, 2010
Class C	$0.0013	January 3, 2011	December 30, 2010
Class I	$0.0013	January 3, 2011	December 30, 2010
Class O	$0.0013	January 3, 2011	December 30, 2010
Class R	$0.0013	January 3, 2011	December 30, 2010

On October 21, 2010, the Board of Trustees of ING Funds Trust approved a proposal to liquidate ING Institutional Prime Money Market Fund. The liquidation took place on December 20, 2010. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 94.1%
		Consumer Discretionary: 10.7%
72,580	@	DIRECTV	$3,014,247	0.9
58,800		McDonald’s Corp.	4,604,040	1.4
25,100		Nike, Inc.	2,161,863	0.6
46,300		Yum! Brands, Inc.	2,318,704	0.7
		Other Securities	23,288,263	7.1
			35,387,117	10.7
		Consumer Staples: 10.5%
161,100		Altria Group, Inc.	3,866,400	1.2
43,687		Coca-Cola Co.	2,759,708	0.8
31,900		Mead Johnson Nutrition Co.	1,900,283	0.6
29,700		PepsiCo, Inc.	1,919,511	0.6
46,355		Philip Morris International, Inc.	2,637,136	0.8
36,310		Procter & Gamble Co.	2,217,452	0.7
69,094		Reynolds American, Inc.	2,137,768	0.6
		Other Securities	17,130,600	5.2
			34,568,858	10.5
		Energy: 11.8%
92,627		Chevron Corp.	7,500,008	2.3
74,100		ConocoPhillips	4,458,597	1.4
92,301	S	ExxonMobil Corp.	6,420,452	1.9
		Other Securities	20,461,611	6.2
			38,840,668	11.8
		Financials: 11.0%
54,300		American Express Co.	2,346,846	0.7
33,200	@	Berkshire Hathaway, Inc.	2,645,376	0.8
63,553		JP Morgan Chase & Co.	2,375,611	0.7
57,100		PNC Financial Services Group, Inc.	3,074,835	0.9
37,300		Prudential Financial, Inc.	1,890,364	0.6
81,504		Wells Fargo & Co.	2,217,724	0.7
		Other Securities	21,594,647	6.6
			36,145,403	11.0
		Health Care: 11.5%
70,158		Abbott Laboratories	3,263,049	1.0
118,500		Bristol-Myers Squibb Co.	2,990,940	0.9
44,499		Johnson & Johnson	2,738,913	0.8
123,658		Merck & Co., Inc.	4,262,491	1.3
189,538		Pfizer, Inc.	3,087,574	0.9
		Other Securities	21,633,987	6.6
			37,976,954	11.5

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Industrials: 10.7%
45,200		3M Co.	$3,795,896	1.2
27,700		Deere & Co.	2,069,190	0.6
222,874		General Electric Co.	3,528,095	1.1
31,200		United Parcel Service, Inc. - Class B	2,188,056	0.7
36,043		United Technologies Corp.	2,712,957	0.8
		Other Securities	20,846,482	6.3
			35,140,676	10.7
		Information Technology: 18.3%
61,800		Altera Corp.	2,168,562	0.7
29,566	@	Apple, Inc.	9,199,461	2.8
121,680	@	Cisco Systems, Inc.	2,331,389	0.7
42,600	@	Cognizant Technology Solutions Corp.	2,768,148	0.8
156,520	@	EMC Corp.	3,363,615	1.0
3,910	@	Google, Inc. - Class A	2,172,826	0.7
124,456		Intel Corp.	2,628,511	0.8
19,869		International Business Machines Corp.	2,810,669	0.8
48,200	@	Intuit, Inc.	2,163,698	0.7
59,000		Linear Technology Corp.	1,923,400	0.6
120,574		Microsoft Corp.	3,039,671	0.9
		Other Securities	25,821,447	7.8
			60,391,397	18.3
		Materials: 2.8%
51,000		EI Du Pont de Nemours & Co.	2,396,490	0.7
32,200		Newmont Mining Corp.	1,894,326	0.6
		Other Securities	4,900,910	1.5
			9,191,726	2.8
		Telecommunication Services: 3.4%
118,783		AT&T, Inc.	3,300,980	1.0
289,100		Qwest Communications International, Inc.	2,023,700	0.6
72,394		Verizon Communications, Inc.	2,317,332	0.7
		Other Securities	3,682,495	1.1
			11,324,507	3.4
		Utilities: 3.4%
		Other Securities	11,355,166	3.4
		Total Common Stock (Cost $263,160,127)	310,322,472	94.1

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: 4.4%
		Financials: 4.4%
44,200		Equity Residential	$2,209,116	0.7
22,750		Public Storage, Inc.	2,197,650	0.7
27,118		Simon Property Group, Inc.	2,671,123	0.8
		Other Securities	7,267,124	2.2
		Total Real Estate Investment Trusts (Cost $13,125,009)	14,345,013	4.4
		Total Long-Term Investments (Cost $276,285,136)	324,667,485	98.5

SHORT-TERM INVESTMENTS: 1.6%
		Affiliated Mutual Fund: 1.5%
4,936,000		ING Institutional Prime Money Market Fund - Class I	4,936,000	1.5
		Total Mutual Fund (Cost $4,936,000)	4,936,000	1.5

		Securities Lending Collateralcc: 0.1%
225,772		BNY Mellon Overnight Government Fund(1)	225,772	0.0
294,136	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	235,309	0.1
		Total Securities Lending Collateral (Cost $519,908)	461,081	0.1
		Total Short-Term Investments (Cost $5,455,908)	5,397,081	1.6

		Total Investments in Securities (Cost $281,741,044)*	$330,064,566	100.1
		Other Assets and Liabilities - Net	(251,063)	(0.1)

		Net Assets	$329,813,503	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
*	Cost for federal income tax purposes is $288,305,003.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,017,771
Gross Unrealized Depreciation	(9,258,208)

Net Unrealized Appreciation	$41,759,563

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$35,387,117	$—	$—	$35,387,117
Consumer Staples	34,568,858	—	—	34,568,858
Energy	38,840,668	—	—	38,840,668
Financials	36,145,403	—	—	36,145,403
Health Care	37,976,954	—	—	37,976,954
Industrials	35,140,676	—	—	35,140,676
Information Technology	60,391,397	—	—	60,391,397
Materials	9,191,726	—	—	9,191,726
Telecommunication Services	11,324,507	—	—	11,324,507
Utilities	11,355,166	—	—	11,355,166

Total Common Stock	$310,322,472	$—	$—	$310,322,472

Real Estate Investment Trusts	14,345,013	—	—	14,345,013
Short-Term Investments	5,161,772	—	235,309	5,397,081

Total Investments, at value	$329,829,257	$—	$235,309	$330,064,566

Other Financial Instruments+:
Futures	361,506	—	—	361,506

Total Assets	$330,190,763	$—	$235,309	$330,426,072

Liabilities Table
Other Financial Instruments+:
Futures	$(3,184)	$—	$—	$(3,184)

Total Liabilities	$(3,184)	$—	$—	$(3,184)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2010
Asset Table
Investments, at value Short-Term Investments	$235,309	$—	$—	$—	$—	$—	$—	$—	$235,309

Total Investments, at value	$235,309	$—	$—	$—	$—	$—	$—	$—	$235,309

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

ING Index Plus LargeCap Fund Open Futures Contracts on November 30, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	78	12/17/10	$4,600,440	$361,506
S&P 500 E-Mini	18	03/18/11	1,057,140	(3,184)

			$5,657,580	$358,322

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$361,506

Total Asset Derivatives		$361,506

Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*	$3,184

Total Liability Derivatives		$3,184

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended November 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$351,306

Total	$351,306

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$486,174

Total	$486,174

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 88.3%
		Consumer Discretionary: 14.9%
19,051	S	Advance Auto Parts, Inc.	$1,257,175	0.9
26,224	@,S	BorgWarner, Inc.	1,582,356	1.1
6,803	@	Chipotle Mexican Grill, Inc.	1,758,507	1.3
30,184	@,S	Dollar Tree, Inc.	1,658,601	1.2
13,630	@,L	Mohawk Industries, Inc.	716,120	0.5
4,605	@	NetFlix, Inc.	948,170	0.7
7,700	@	Panera Bread Co.	771,848	0.5
22,600		Tractor Supply Co.	959,822	0.7
14,900	@,L	Under Armour, Inc.	860,177	0.6
		Other Securities	10,397,053	7.4
			20,909,829	14.9
		Consumer Staples: 3.6%
22,400		Alberto-Culver Co.	833,280	0.6
18,100		Corn Products International, Inc.	780,472	0.5
14,133	@	Energizer Holdings, Inc.	994,822	0.7
		Other Securities	2,504,266	1.8
			5,112,840	3.6
		Energy: 6.2%
27,224		Arch Coal, Inc.	794,941	0.6
20,760	@	Newfield Exploration Co.	1,387,391	1.0
24,500	@	Pride International, Inc.	761,950	0.5
21,600	@	Superior Energy Services	721,224	0.5
		Other Securities	5,029,937	3.6
			8,695,443	6.2
		Financials: 8.6%
12,320		Jones Lang LaSalle, Inc.	983,382	0.7
		Other Securities	11,003,157	7.9
			11,986,539	8.6
		Health Care: 10.5%
16,346	@,S	Edwards Lifesciences Corp.	1,084,721	0.8
30,657	@	Health Net, Inc.	827,739	0.6
6,636	@	Mettler Toledo International, Inc.	963,414	0.7
22,489		Perrigo Co.	1,354,737	0.9
		Other Securities	10,497,621	7.5
			14,728,232	10.5
		Industrials: 15.5%
11,800		Gardner Denver, Inc.	772,310	0.6
19,700		IDEX Corp.	738,159	0.5
19,005		Joy Global, Inc.	1,450,462	1.0

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Industrials: (continued)
14,565		SPX Corp.	$956,629	0.7
23,166		Timken Co.	1,009,111	0.7
34,200		Waste Connections, Inc.	889,200	0.6
		Other Securities	15,920,131	11.4
			21,736,002	15.5
		Information Technology: 15.9%
27,860	@	Arrow Electronics, Inc.	863,939	0.6
12,402	@	F5 Networks, Inc.	1,635,576	1.2
13,000		Factset Research Systems, Inc.	1,152,710	0.8
26,630	@	Micros Systems, Inc.	1,164,264	0.8
21,524	@	Rovi Corp.	1,187,479	0.9
41,100	@	Skyworks Solutions, Inc.	1,045,995	0.7
17,300		Solera Holdings, Inc.	830,400	0.6
		Other Securities	14,473,722	10.3
			22,354,085	15.9
		Materials: 6.5%
21,300		Cabot Corp.	762,540	0.6
15,698		Cytec Industries, Inc.	750,835	0.5
14,600		Lubrizol Corp.	1,526,576	1.1
24,614		Sonoco Products Co.	806,355	0.6
		Other Securities	5,245,619	3.7
			9,091,925	6.5
		Telecommunication Services: 0.8%
		Other Securities	1,086,595	0.8

		Utilities: 5.8%
21,900		Alliant Energy Corp.	795,189	0.6
19,538		OGE Energy Corp.	869,636	0.6
		Other Securities	6,406,930	4.6
			8,071,755	5.8
		Total Common Stock (Cost $101,289,549)	123,773,245	88.3

REAL ESTATE INVESTMENT TRUSTS: 10.2%
		Financials: 10.2%
16,091		Alexandria Real Estate Equities, Inc.	1,074,074	0.8
16,924		BRE Properties, Inc.	728,917	0.5
15,133		Camden Property Trust	772,842	0.5
8,795		Essex Property Trust, Inc.	974,838	0.7
16,300		Federal Realty Investment Trust	1,261,457	0.9

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: (continued)
		Financials: (continued)
29,318		Macerich Co.	$1,358,596	1.0
23,800		Realty Income Corp.	810,390	0.6
39,900		Senior Housing Properties Trust	890,967	0.6
16,900		SL Green Realty Corp.	1,105,260	0.8
		Other Securities	5,332,250	3.8
		Total Real Estate Investment Trusts (Cost $11,146,518)	14,309,591	10.2
		Total Long-Term Investments (Cost $112,436,067)	138,082,836	98.5

SHORT-TERM INVESTMENTS: 3.2%
		Affiliated Mutual Fund: 1.8%
2,514,000		ING Institutional Prime Money Market Fund - Class I	2,514,000	1.8
		Total Mutual Fund (Cost $2,514,000)	2,514,000	1.8

		Securities Lending Collateralcc: 1.4%
1,320,624		BNY Mellon Overnight Government Fund(1)	1,320,624	1.0
750,670	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	600,536	0.4
		Total Securities Lending Collateral (Cost $2,071,294)	1,921,160	1.4
		Total Short-Term Investments (Cost $4,585,294)	4,435,160	3.2

		Total Investments in Securities (Cost $117,021,361)*	$142,517,996	101.7
		Other Assets and Liabilities - Net	(2,321,104)	(1.7)

		Net Assets	$140,196,892	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at November 30, 2010.
*	Cost for federal income tax purposes is $118,634,994.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,633,656
Gross Unrealized Depreciation	(2,750,654)

Net Unrealized Appreciation	$23,883,002

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$20,909,829	$—	$—	$20,909,829
Consumer Staples	5,112,840	—	—	5,112,840
Energy	8,695,443	—	—	8,695,443
Financials	11,986,539	—	—	11,986,539
Health Care	14,728,232	—	—	14,728,232
Industrials	21,736,002	—	—	21,736,002
Information Technology	22,354,085	—	—	22,354,085
Materials	9,091,925	—	—	9,091,925
Telecommunication Services	1,086,595	—	—	1,086,595
Utilities	8,071,755	—	—	8,071,755

Total Common Stock	$123,773,245	$—	$—	$123,773,245

Real Estate Investment Trusts	14,309,591	—	—	14,309,591
Short-Term Investments	3,834,624	—	600,536	4,435,160

Total Investments, at value	$141,917,460	$—	$600,536	$142,517,996

Other Financial Instruments+:
Futures	158,279	—	—	158,279

Total Assets	$142,075,739	$—	$600,536	$142,676,275

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2010
Asset Table
Investments, at value
Short-Term Investments	$600,536	$—	$—	$—	$—	$—	$—	$—	$600,536

Total Investments, at value	$600,536	$—	$—	$—	$—	$—	$—	$—	$600,536

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

ING Index Plus MidCap Fund Open Futures Contracts on November 30, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P Mid 400 E-Mini	29	12/17/10	$2,470,510	$158,279

			$2,470,510	$158,279

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$158,279

Total Asset Derivatives		$158,279

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended November 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$150,041

Total	$150,041

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$181,602

Total	$181,602

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets

COMMON STOCK: 91.1%
		Consumer Discretionary: 15.1%
5,735	@	Childrens Place Retail Stores, Inc.	$297,704	0.5
5,638	@	Jo-Ann Stores, Inc.	273,105	0.4
26,135	@	Live Nation, Inc.	281,213	0.5
9,715		Men’s Wearhouse, Inc.	277,072	0.4
5,123	L	PF Chang’s China Bistro, Inc.	258,916	0.4
8,680		Wolverine World Wide, Inc.	271,250	0.4
		Other Securities	7,906,537	12.5
			9,565,797	15.1
		Consumer Staples: 3.4%
6,844		Casey’s General Stores, Inc.	272,015	0.4
7,050	@	TreeHouse Foods, Inc.	350,244	0.6
		Other Securities	1,543,474	2.4
			2,165,733	3.4
		Energy: 5.6%
6,411	@	Bristow Group, Inc.	281,507	0.4
3,674		CARBO Ceramics, Inc.	356,929	0.6
5,778	@	Oil States International, Inc.	342,809	0.5
7,035		SM Energy Co.	349,569	0.5
9,923		World Fuel Services Corp.	298,682	0.5
		Other Securities	1,942,753	3.1
			3,572,249	5.6
		Financials: 10.9%
24,600		East-West Bancorp., Inc.	426,546	0.7
10,672	@	Ezcorp, Inc.	268,508	0.4
6,019	@	ProAssurance Corp.	356,505	0.6
7,198	@,S	Signature Bank	316,352	0.5
5,965	@	Stifel Financial Corp.	309,166	0.5
		Other Securities	5,243,435	8.2
			6,920,512	10.9
		Health Care: 12.3%
14,715	@	American Medical Systems Holdings, Inc.	263,840	0.4
6,548	@	AMERIGROUP Corp.	281,760	0.5
7,353	@	Catalyst Health Solutions, Inc.	315,591	0.5
6,146		Cooper Cos., Inc.	328,811	0.5
5,525	@	Magellan Health Services, Inc.	269,068	0.4
10,397	@	Regeneron Pharmaceuticals, Inc.	299,642	0.5

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
8,892	@,S	Salix Pharmaceuticals Ltd.	$397,028	0.6
		Other Securities	5,625,528	8.9
			7,781,268	12.3
		Industrials: 16.3%
14,945		Actuant Corp.	353,150	0.6
7,200		AO Smith Corp.	283,752	0.5
4,561	@	Esterline Technologies Corp.	268,552	0.4
8,167	@	Moog, Inc.	301,036	0.5
9,528	@	Old Dominion Freight Line	275,169	0.4
6,840	@	Teledyne Technologies, Inc.	275,105	0.4
6,583		Toro Co.	383,196	0.6
		Other Securities	8,193,427	12.9
			10,333,387	16.3
		Information Technology: 18.5%
5,367	@	Anixter International, Inc.	299,854	0.5
8,211	@	Concur Technologies, Inc.	420,485	0.7
9,706	@	JDA Software Group, Inc.	256,287	0.4
9,368	@	Taleo Corp.	287,598	0.4
12,299	@	Varian Semiconductor Equipment Associates, Inc.	387,787	0.6
7,081	@,L	Veeco Instruments, Inc.	311,422	0.5
8,430	@,L	Viasat, Inc.	348,665	0.5
		Other Securities	9,451,860	14.9
			11,763,958	18.5
		Materials: 4.6%
		Other Securities	2,938,557	4.6

		Telecommunication Services: 0.5%
		Other Securities	328,323	0.5

		Utilities: 3.9%
11,467		Piedmont Natural Gas Co.	339,194	0.5
5,950		South Jersey Industries, Inc.	304,581	0.5
		Other Securities	1,823,207	2.9
			2,466,982	3.9
		Total Common Stock (Cost $48,784,846)	57,836,766	91.1

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: 7.7%
		Financials: 7.7%
22,645		BioMed Realty Trust, Inc.	$399,231	0.6
17,880		Extra Space Storage, Inc.	286,438	0.4
12,650	S	Healthcare Realty Trust, Inc.	261,096	0.4
8,416		Kilroy Realty Corp.	287,154	0.5
12,608		LaSalle Hotel Properties	300,070	0.5
4,351	S	Mid-America Apartment Communities, Inc.	267,021	0.4
14,799		National Retail Properties, Inc.	384,922	0.6
7,529		Tanger Factory Outlet Centers, Inc.	361,241	0.6
		Other Securities	2,350,930	3.7
		Total Real Estate Investment Trusts (Cost $4,228,380)	4,898,103	7.7
		Total Long-Term Investments (Cost $53,013,226)	62,734,869	98.8

SHORT-TERM INVESTMENTS: 5.2%
		Affiliated Mutual Fund: 1.4%
876,000		ING Institutional Prime Money Market Fund - Class I	876,000	1.4
		Total Mutual Fund (Cost $876,000)	876,000	1.4

		Securities Lending Collateralcc: 3.8%
2,176,413		BNY Mellon Overnight Government Fund(1)	2,176,413	3.4
334,426	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	267,541	0.4
		Total Securities Lending Collateral (Cost $2,510,839)	2,443,954	3.8
		Total Short-Term Investments (Cost $3,386,839)	3,319,954	5.2

		Total Investments in Securities (Cost $56,400,065)*	$66,054,823	104.0
		Other Assets and Liabilities - Net	(2,560,915)	(4.0)

		Net Assets	$63,493,908	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at November 30, 2010.
*	Cost for federal income tax purposes is $56,884,013.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,464,237
Gross Unrealized Depreciation	(1,293,427)

Net Unrealized Appreciation	$9,170,810

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$9,565,797	$—	$—	$9,565,797
Consumer Staples	2,165,733	—	—	2,165,733
Energy	3,572,249	—	—	3,572,249
Financials	6,920,512	—	—	6,920,512
Health Care	7,781,268	—	—	7,781,268
Industrials	10,333,387	—	—	10,333,387
Information Technology	11,763,958	—	—	11,763,958
Materials	2,938,557	—	—	2,938,557
Telecommunication Services	328,323	—	—	328,323
Utilities	2,466,982	—	—	2,466,982

Total Common Stock	$57,836,766	$—	$—	$57,836,766

Real Estate Investment Trusts	4,898,103	—	—	4,898,103
Short-Term Investments	3,052,413	—	267,541	3,319,954

Total Investments, at value	$65,787,282	$—	$267,541	$66,054,823

Other Financial Instruments+:
Futures	79,447	—	—	79,447

Total Assets	$65,866,729	$—	$267,541	$66,134,270

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2010
Asset Table
Investments, at value
Short-Term Investments	$267,541	$—	$—	$—	$—	$—	$—	$—	$267,541

Total Investments, at value	$267,541	$—	$—	$—	$—	$—	$—	$—	$267,541

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

ING Index Plus SmallCap Fund Open Futures Contracts on November 30, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
Russell 2000® Mini Index	12	12/17/10	$871,800	$79,447

			$871,800	$79,447

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$79,447

Total Asset Derivatives		$79,447

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended November 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(104,448)

Total	$(104,448)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$81,684

Total	$81,684

See Accompanying Notes to Financial Statements

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

(formerly, PNC Global Investment Servicing (U.S.) Inc.)

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-ADEINDEX	(1110-011911)

Semi-Annual Report

November 30, 2010

Classes A, B, C, I, O and W

Domestic Equity and Income Funds

■ ING Core Equity Research Fund

Domestic Equity Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Small Company Fund

■ ING Tactical Asset Allocation Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	8

Statements of Assets and Liabilities	10

Statements of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	17

Summary Portfolios of Investments	30

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for each Fund. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

The Good, the Bad and the Hopeful

Dear Shareholder,

Congress recently passed an important piece of tax legislation that is expected to provide a lift to the economy. The package includes about $800 billion of tax cuts — including an extension of the Bush-era tax rates and a one-year payroll tax reduction for most working Americans — and $57 billion for unemployment benefits. These glad tidings come at an opportune time, with the economy showing new-found momentum in recent months as it emerged from its summer slowdown.

On the other hand, the bill seems to perpetuate an unsustainable cycle of cutting taxes and increasing spending. Though easy to transact politically, we believe such measures threaten the nation's long-term fiscal stability. The bond market has taken note; during debate of the bill, yields on ten-year Treasury notes rose as investors sold. In a recent hopeful sign, however, 22 senators — 12 Democrats, nine Republicans and one independent — pledged to "devise a comprehensive plan for addressing the fiscal concerns of our nation" by focusing on "tax reform, spending restraint and debt and deficit reduction" in 2011.

In addition, some opponents of the bill argue that keeping the tax cuts temporary creates too much economic uncertainty. The United States hardly has cornered the market on uncertainty — for the past few years, it's been endemic in the global economy and financial marketplace, and will continue to be in 2011. As a result, defining characteristics among investors seem to be lack of conviction, a feeling that anything could happen and that one had better have an effective risk-mitigation strategy. Should you factor this into your own planning? While some short-term adjustments to your portfolio may be appropriate, it's important to recognize that your long-term investment goals are likely to outlive current economic and market conditions.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. During the coming year there will be periods when these principles are tested and periods when they are confirmed; the challenge will be not getting distracted by the news, whether good, bad or hopeful. As we've noted many times before, it's important to discuss any proposed changes thoroughly with your advisor before taking any action.

We at ING Funds look forward to serving your investment needs in the future, and wish you a happy and prosperous New Year.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 17, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2010

Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), returned 7.36% in the first half of our fiscal year. (The MSCI World IndexSM returned 11.51% for the six-month period ended November 30, 2010, measured in U.S. dollars.) It started with the MSCI World IndexSM down 10% in the previous six weeks, on mounting concern over the financial health of the Eurozone. By November 8, 2010 the loss had almost been recovered, but from there markets were sent reeling again as the storm moved from one corner of the Eurozone to another.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, growth dynamics in China and the sovereign debt crisis in the Eurozone.

In the U.S., quarterly gross domestic product ("GDP") growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second quarter, before recovering to 2.5% in the third quarter. But attention was focused more on employment and housing. The 18-month recession, which ended in June of 2009, had caused the loss of some 8.7 million jobs. Any credible economic rebound required their fast recovery. But most of the data were less than encouraging. By October of 2010, the private sector was averaging 136,000 new jobs per month, hardly enough to budge an unemployment rate stuck between 9.5% and 10.1% for 15 months. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April, sales of new and existing homes collapsed, with a high proportion in distress. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), had resumed annual increases from February, but as our fiscal year reached the half-way point the pace was slowing, with the index still nearly 30% below the peak of April 2006.

Investors watched nervously as China, the source of much of the world's growth, wrestled with inflation and a housing bubble. The Chinese authorities raised banks' reserve ratio requirements five times in 2010, twice in November alone, and tightened mortgage requirements. In response to consumer price inflation of 3.6% in September, a two-year high, the Bank of China unexpectedly raised interest rates for the first time since 2007. In October, inflation rose to 4.4% and more interest rate increases seemed inevitable.

In the Eurozone, default had been averted on billions of euro of Greece's maturing bonds after the European Union and the International Monetary Fund ("IMF") agreed in May to lend that country €110 billion in return for a program of severe fiscal austerity. Later that month, Eurozone finance ministers and the IMF agreed on a Financial Stabilization "mechanism", funded with up to €750 billion. This seemed to calm the waters for a while. But under the surface lurked anxiety that the stabilization mechanism, which addresses liquidity, would not buy enough time to address the real issue: solvency. Attention turned to Ireland, where major banks, for practical purposes insolvent after recklessly funding a massive property bubble, received huge cash injections from the Irish government, rendering its own fiscal position untenable. At last, on November 29, 2010, a bail-out worth €67.5 billion from the European Union and IMF was announced. Markets were unimpressed. All of a sudden it was May again with downgrades, soaring yields and spreads on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself.

In currencies, the dollar/euro rate was understandably volatile. Renewed pessimism about the dollar over a stalling economy, exacerbated later by the threat of debasement caused by an expected second round of quantitative easing, sent the dollar down 13% by November 5, 2010, before Eurozone angst allowed partial recovery. For the six months ended November 30, 2010, the dollar fell 6.95% against the euro, 7.28% against the pound and 7.62% to the yen, which in October breached 15-year high levels.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 3.85% for the first half of the fiscal year. Among the sub-components, the Barclays Capital Corporate Investment Grade Bond Index, with a return of 6.20%, outperformed the Barclays Capital U.S. Treasury Index, which returned 3.74%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 9.42% for the first half of the fiscal year.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% in the six months to November 30, 2010, including its best September since 1939 with a return of 8.92%. Despite broader economic concerns, prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fourth straight quarter of annual growth. Equities also benefited from prospective quantitative easing as it increased the attractiveness of investments perceived as "real".

In international markets, the MSCI Japan® Index lost 0.58% for the first half of the fiscal year. Export-dependent, Japan's second quarter GDP growth of 1.8% (annualized) seemed to improve to 3.9% in the third. But this was flattered by household purchases of cars before a subsidy program expired and tobacco products before tax increases. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 12.27% and Greece, Ireland and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 7.97%. This was despite the prospect of severe public spending cuts to eliminate an 11% budget deficit. Supporting sentiment was the return to profit of most banks and the best annual GDP growth, 2.8%, in three years.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

3

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund ("Core Equity Research" or the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Pavel Vaynshtok, Portfolio Managers of ING Investment Management Co. ("ING IM") — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund's Class A shares, excluding sales charges, provided a total return of 8.98% compared to the S&P 500® Index which returned 9.50% for the same period.

Portfolio Specifics: Performance was driven by our bottom up security selection during the period. Favorable results within the energy, industrials, information technology and materials sectors were offset by adverse results in the health care, consumer discretionary and telecommunications sectors.

Within energy, the Fund's position in National Oilwell Varco Inc., an oil and gas equipment and services company, proved beneficial. This company is tied to the economic recovery and the stock rose with increases in energy equipment orders. A rise in oil service orders also added upside. It also benefitted from the recovery in stocks exposed to the Gulf of Mexico.

Among industrials, the Fund's position in Wabco Holdings Inc. ("Wabco"), a component supplier to trucks, trailers, buses and autos helped results. The Fund owns shares of Wabco, as we believe it offers exposure to the cyclical recovery in European trucks, is a good play on secular growth and most importantly, it is a company that is not well covered by sell-side analysts. The position added returns to the portfolio as it reported strong third quarter numbers which were above analyst's estimates.

Within technology, Qualcomm Inc. ("Qualcomm") was the Fund's most favorable position. The company is a market leader in digital wireless telecom products and services. We believe it has upside potential with the slew of new cellular technology and products coming to market. We also expect its licensing fees to add to revenue. The stock rose as the company reported third-quarter sales and profits ahead of expectations. Our position in Cisco Systems Inc. was unfavorable as the stock was down for the period. The company has had some near term sales and earnings variability. We continue to hold the stock as we believe that it is a company with solid growth potential. We believe the current variability is a bump in the road and the company will return to growth.

Within consumer discretionary, owning Alberto-Culver Co. ("Alberto-Culver") added to returns as it was the subject of a bid by Procter & Gamble Co. ("Procter & Gamble") at a premium to its then current stock price. A takeover bid was part of our thesis: we believed Alberto-Culver was a good fit for a number of large players due to the growth in its personal care business. We believe Procter & Gamble recognized the same improving efficiencies as we did in our thesis. However, our position in International Game Technology hurt returns as the stock slipped due to lower than estimated guidance for Fiscal Year 2011 earnings. The company is global gaming company specializing in the design, manufacture, and marketing of electronic gaming equipment and systems products. We continue to hold the stock as we believe it continues to have upside potential. We believe the there will be pickup in replacements and as an industry leader that any pickup would benefit the company. The stock has rebounded since as it swung to profit in the fourth quarter of 2011.

The most unfavorable stocks for the month included Sprint Nextel Corp. within wireless telecommunication services, which reported lower earnings than we expected. We still believe in the long term case for this company and continue to hold it.

Current Strategy & Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. We continue to be cautiously optimistic about the economy and believe that the Fund is well positioned to capture any uptick in the markets. To that end, we are currently overweight technology, energy and early cycle industrials and are underweight in the consumer staples and health care sectors. Our top positions include Qualcomm in information technology, Wabco in industrials and Great Plains Energy Inc. within utilities, which we bought as the company lagged the utility group and the market as its earnings fell below expectations due to regulatory lags with a project. With the project coming online we believe we will see return on equity expanding, which we hope will lead to higher price-to-book multiples, i.e., a higher stock price.

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Information Technology	21.3%
Financials	15.4%
Energy	13.1%
Consumer Discretionary	10.7%
Health Care	10.4%
Industrials	9.7%
Consumer Staples	9.1%
Materials	4.0%
Telecommunication Services	3.3%
Utilities	2.1%
Other Assets and Liabilities - Net*	0.9%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of November 30, 2010

(as a percent of net assets)

ExxonMobil Corp.	4.5%
Apple, Inc.	4.3%
Microsoft Corp.	3.7%
JP Morgan Chase & Co.	3.2%
PepsiCo, Inc.	3.0%
Qualcomm, Inc.	2.9%
Wal-Mart Stores, Inc.	2.8%
Wells Fargo & Co.	2.8%
Pfizer, Inc.	2.3%
Citigroup, Inc.	2.3%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the "Fund" or "Corporate Leaders 100") seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For six-month period ended November 30, 2010, the Fund's Class A shares, excluding sales charges, provided a total return of 9.07% compared to the S&P 500® Index, which returned 9.50%.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the Fund's portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security of falls more than 30%, the position is eliminated. The Fund is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings.

During the reporting period, the Fund's strategy slightly outperformed the S&P 500® Index before deducting operating expenses. After the deduction of expenses, however, the Fund slightly underperformed the benchmark. Overall, allocation effect contributed to results for the reporting period, and selection effect detracted from results.

Selection effect within the energy, materials and information technology sectors benefited the Fund. This was offset by negative performance in telecommunication services, industrials and financials. In terms of individual holdings, top contributors on a relative basis included overweight positions in National Oilwell Varco Inc., Halliburton Co. and Freeport-McMoRan Copper and Gold, Inc. Top detractors included underweight positions in Exxon Mobil Corp. and Apple, Inc., and overweight positions in Sprint Nextel Corp. and Regions Financial Corp.

Current Strategy and Outlook: As of the end of the reporting period, the Fund's largest sector overweightings were in consumer staples, materials and industrials, while the biggest underweightings were in information technology, healthcare and energy. Sector exposures are purely a function of the Fund's quantitative investment strategy, however, and are not actively managed.

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Financials	14.8%
Consumer Staples	14.2%
Information Technology	13.8%
Industrials	11.5%
Consumer Discretionary	11.1%
Energy	11.0%
Health Care	9.1%
Materials	5.4%
Utilities	3.6%
Telecommunication Services	2.6%
Exchange-Traded Funds	2.4%
Other Assets and Liabilities - Net*	0.5%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2010
(as a percent of net assets)

SPDR Trust Series 1	2.4%
National Oilwell Varco, Inc.	1.3%
Ford Motor Co.	1.2%
Schlumberger Ltd.	1.2%
Monsanto Co.	1.2%
Baker Hughes, Inc.	1.2%
Williams Cos., Inc.	1.1%
Texas Instruments, Inc.	1.1%
Freeport-McMoRan Copper & Gold, Inc.	1.1%
Occidental Petroleum Corp.	1.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund" or "Small Company") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund's Class A shares, excluding sales charges, provided a total return of 7.86% compared to the Russell 2000® Index, which returned 10.57%, for the same period.

Portfolio Specifics: The reporting period was marked by volatility. Markets rose and fell at a dizzying pace as investors focused upon slowing U.S. economic growth, China subduing its sizzling economy, bullish news from Europe, strong corporate earnings, and then renewed worries about Europe as Ireland fell into trouble and requested a bailout.

In early November, the U.S. Federal Reserve announced to little surprise that it would launch a second round of quantitative easing (QE2), to the tune of $600 billion. Markets initially reacted positively to the announcement; Treasury yields declined, stock prices rose and commodity prices spiked. It is hoped that these measures will provide a tailwind to an economy that appears to be gaining steam. Manufacturing data continue to be strong. The trade deficit narrowed sharply in October, indicating that estimates of fourth quarter gross domestic product "(GDP") growth for the U.S. might be too low.

Small cap stocks, as measured by the Russell 2000® Index, fared well over the period. Cyclical sectors, such as energy, information technology and materials were the top performers. Financials, healthcare and consumer discretionary lagged with single-digit gains.

Stock selection within healthcare, consumer staples and energy benefited the Fund during the period. Notable outperformance within healthcare was due to strong stock selection within healthcare equipment and supplies and due to strong stock selection coupled with our underweight position within biotechnology. Consumer staples benefited from stock selection within food products. Stock selection within oil, gas and consumable fuels added value within the energy sector.

Stock selection within the information technology, financials, industrials and materials sectors detracted from performance. In technology, returns were held back by stock selection within semiconductors and semiconductor equipment, computers and peripherals and communications equipment. Within financials, stock selection within capital markets, commercial banks and insurance detracted value. Underperformance in industrials is attributable to stock selection among electrical equipment, airlines and aerospace and defense, while stock selection within metals and mining and chemicals detracted value within materials.

Carrizo Oil and Gas Inc. ("Carrizo") and Informatica Corp. ("Informatica") contributed significantly to performance over the period. Carrizo engages in the exploration and production of natural gas and oil. The stock has performed well due to the fact that the Huntington oil project in the North Sea is moving forward. Also, the firm has reported several successful oil and natural gas liquids on its Eagleford property. As a result of these developments, investors are viewing Carrizo as having significantly increased its oil exposure. Informatica provides enterprise data integration and data quality software and services. Informatica has reported very good quarters recently and has slightly revised its outlook for 2010. It issued sales and earnings guidance for 2011 that showed continued strong growth in the business. Additionally, Informatica is often thought of as a potential acquisition target and the recent increase in mergers and acquisition activity has driven the shares higher.

Collective Brands Inc. ("Collective Brands") and Verigy Ltd. ("Verigy") were the two largest detractors from performance over the period. Verigy manufactures advanced test systems for the semiconductor industry. The stock performed poorly during the reporting period because its memory business has not come back yet; its tester business is slowing; and Verigy is attempting to take over another tester company, which investors are not viewing favorably. The Fund continues to hold a position in Verigy as we believe that the risk/return trade-off is attractive at current valuations. Collective Brands primarily engages in the wholesale and retail of footwear and related accessories worldwide. Underperformance was due to same store sales in their domestic Payless division being weaker than expected. We continue to hold the stock as we believe that Collective Brands will be able to take advantage of footwear trends, has an improving balance sheet, margin expansion opportunities and is reasonably valued.

Current Strategy & Outlook: We continue to believe that the economy will improve slowly and that this environment will favor quality companies, as investors focus on companies' fundamentals. As the Fund has a higher quality bias and we remain focused on companies that we believe have strong management teams, strong balance sheets and good cash flow generation capabilities, we believe that we are well positioned for this market environment. We continue to remain less focused on pure cyclical names and to take advantage of the volatility in the market to invest in quality companies that, in our opinion, are attractively valued.

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Financials	18.0%
Industrials	17.2%
Information Technology	16.8%
Consumer Discretionary	14.3%
Health Care	10.4%
Materials	5.9%
Energy	5.4%
Utilities	3.4%
Exchange-Traded Funds	2.9%
Consumer Staples	1.8%
Telecommunication Services	1.6%
Other Assets and Liabilities - Net*	2.3%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of November 30, 2010
(as a percent of net assets)

iShares Russell 2000 Index Fund	2.3%
Dril-Quip, Inc.	1.1%
OfficeMax, Inc.	1.1%
Healthsouth Corp.	1.1%
Watsco, Inc.	1.1%
Life Time Fitness, Inc.	1.0%
Actuant Corp.	1.0%
Wolverine World Wide, Inc.	1.0%
DiamondRock Hospitality Co.	1.0%
Portland General Electric Co.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS' REPORT

ING Tactical Asset Allocation Fund (the "Fund" or "Tactical Asset Allocation") seeks to outperform the S&P 500® Index. The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund's Class I shares provided a total return of 9.57% compared to the S&P 500® Index, which returned 9.50% for the same period.

Portfolio Specifics: The Fund is categorized as a large-cap U.S. equity strategy exclusively used within ING funds-of-funds. A quantitative model is utilized to allocate assets among different asset classes, including stocks and bonds of various regions. The model, updated monthly, is based on three sets of factors: macroeconomics, valuation and momentum.

The Fund seeks to outperform the S&P 500® Index by engaging in a global tactical asset allocation overlay strategy. The Fund holds the stocks of the S&P 500® Index at all times and utilizes the overlay strategy to provide long and short exposure to various regional stock and bond markets according to their perceived attractiveness. This is accomplished through the use of futures.

For the period, the overlay strategy, which included use of equity and fixed income index futures, benefited Fund performance. Country selection contributed to results particularly through our average short bond exposure. More specifically, average long exposure to U.S. and U.K. bonds and average short exposure to Australian bonds were the largest contributors from bonds. The Fund's average long exposure in equities hampered performance as positive contributions from long positions in Singapore, the U.K. and France were overshadowed by the negative impact of short positions in Sweden and Canada, as well our long exposure to Spain. Factor performance for the period was mixed. The Fund maintained positive exposure to all three factors and as a result, was hurt by negative returns from valuation and macroeconomic but benefited from positive momentum.

As of November 30, 2010, the Fund maintained its long exposure to equities and short exposure to bonds. Within equities, the Fund had long exposure to Italy and Spain and had short exposure to Sweden, Canada and the Australia. Within bonds, the Fund's only had positive exposure to and the United States and U.K.

Current Strategy & Outlook: We continue to believe that U.S. economic growth is likely to remain slow compared to previous cycles, but expansion should remain on track driven by a shift in final demand to the private sector. A second round of quantitative easing by the Federal Reserve should positively affect financial conditions and support growth, although fiscal stimulus will be ending shortly. Non-U.S. growth has been robust with growth in Europe broadly exceeding expectations despite divergences in the Eurozone and the sovereign debt crisis.

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Information Technology	17.8%
Financials	14.6%
Energy	11.0%
Health Care	10.6%
Consumer Staples	10.4%
Consumer Discretionary	10.3%
Industrials	10.3%
Materials	3.5%
Utilities	3.3%
Telecommunication Services	2.9%
Other Assets and Liabilities - Net	5.3%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2010
(as a percent of net assets)

ExxonMobil Corp.	3.1%
Apple, Inc.	2.5%
Microsoft Corp.	1.7%
International Business Machines Corp.	1.6%
Procter & Gamble Co.	1.5%
Johnson & Johnson	1.5%
General Electric Co.	1.5%
AT&T, Inc.	1.4%
Chevron Corp.	1.4%
JP Morgan Chase & Co.	1.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Core Equity Research Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*
Class A	$1,000.00	$1,089.80	1.08%	$5.66	$1,000.00	$1,019.65	1.08%	$5.47
Class B	1,000.00	1,086.50	1.83	9.57	1,000.00	1,015.89	1.83	9.25
Class C	1,000.00	1,086.00	1.83	9.57	1,000.00	1,015.89	1.83	9.25
Class I	1,000.00	1,092.80	0.79	4.14	1,000.00	1,021.11	0.79	4.00
Class O	1,000.00	1,090.00	1.08	5.66	1,000.00	1,019.65	1.08	5.47
Class W	1,000.00	1,090.70	0.83	4.35	1,000.00	1,020.91	0.83	4.20
ING Corporate Leaders 100 Fund
Class A	$1,000.00	$1,090.70	0.90%	$4.72	$1,000.00	$1,020.56	0.90%	$4.56
Class B	1,000.00	1,087.90	1.65	8.64	1,000.00	1,016.80	1.65	8.34
Class C	1,000.00	1,086.80	1.65	8.63	1,000.00	1,016.80	1.65	8.34
Class I	1,000.00	1,092.90	0.64	3.36	1,000.00	1,021.86	0.64	3.24
Class W	1,000.00	1,092.70	0.65	3.41	1,000.00	1,021.81	0.65	3.29

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Small Company Fund	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2010*
Class A	$1,000.00	$1,078.60	1.45%	$7.56	$1,000.00	$1,017.80	1.45%	$7.33
Class B	1,000.00	1,075.00	2.20	11.44	1,000.00	1,014.04	2.20	11.11
Class C	1,000.00	1,073.80	2.20	11.44	1,000.00	1,014.04	2.20	11.11
Class I	1,000.00	1,080.40	1.12	5.84	1,000.00	1,019.45	1.12	5.67
Class O	1,000.00	1,078.70	1.45	7.56	1,000.00	1,017.80	1.45	7.33
Class W	1,000.00	1,079.60	1.20	6.26	1,000.00	1,019.05	1.20	6.07
ING Tactical Asset Allocation Fund
Class I	$1,000.00	$1,095.70	0.70%	$3.68	$1,000.00	$1,021.56	0.70%	$3.55

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2010 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
ASSETS:
Investments in securities at value+*	$396,899,708	$9,667,770	$278,669,719	$76,966,732
Short-term investments**	14,969,991	—	12,052,785	—
Short-term investments in affiliates***	5,614,000	16,000	6,566,000	—
Cash	—	297	—	—
Cash collateral for futures	—	—	—	1,673,546
Foreign currencies at value****	3,770	—	—	—
Foreign cash collateral for futures*****	—	—	—	1,494,433
Receivables:
Investment securities sold	—	—	2,089,466	1,467,736
Fund shares sold	64,778	5,289	534,261	5,165
Dividends	865,346	24,458	158,448	197,968
Prepaid expenses	41,057	28,260	35,067	10,994
Reimbursement due from manager	62,533	6,181	15,854	—
Total assets	418,521,183	9,748,255	300,121,600	81,816,574
LIABILITIES:
Payable for investment securities purchased	2,044,219	—	2,171,536	—
Payable for fund shares redeemed	371,516	9,828	163,726	327,810
Payable upon receipt of securities loaned	15,016,454	—	12,073,827	—
Payable to affiliates	340,335	6,107	241,583	41,296
Payable to custodian due to bank overdraft	619	—	157	102,690
Payable for directors fees	1,913	46	1,066	410
Other accrued expenses and liabilities	369,598	16,711	108,635	43,878
Total liabilities	18,144,654	32,692	14,760,530	516,084
NET ASSETS	$400,376,529	$9,715,563	$285,361,070	$81,300,490
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$483,400,316	$8,607,679	$287,567,571	$102,959,343
Undistributed (distributions in excess of) net investment income	1,039,132	168,201	91,926	(138,722)
Accumulated net realized loss	(138,008,967)	(1,936,494)	(14,523,434)	(24,932,981)
Net unrealized appreciation	53,946,048	2,876,177	12,225,007	3,412,850
NET ASSETS	$400,376,529	$9,715,563	$285,361,070	$81,300,490
+ Including securities loaned at value	$14,661,334	$—	$11,801,123	$—
* Cost of investments in securities	$342,906,974	$6,791,593	$266,423,670	$73,090,211
** Cost of short-term investments	$15,016,454	$—	$12,073,827	$—
*** Cost of short-term investments in affiliates	$5,614,000	$16,000	$6,566,000	$—
**** Cost of foreign currencies	$3,746	$—	$—	$—
***** Cost of foreign cash collateral for futures	$—	$—	$—	$1,445,272

See Accompanying Notes to Financial Statements
10

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
Class A:
Net assets	$315,428,832	$7,283,272	$81,299,432	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	28,934,164	729,479	6,440,985	n/a
Net asset value and redemption price per share	$10.90	$9.98	$12.62	n/a
Maximum offering price per share (5.75%)(1)	$11.56	$10.59	$13.39	n/a
Class B:
Net assets	$9,000,024	$202,743	$2,608,304	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	843,025	20,483	219,254	n/a
Net asset value, redemption price and maximum offering price per share(2)	$10.68	$9.90	$11.90	n/a
Class C:
Net assets	$10,861,821	$466,682	$6,772,647	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,023,488	47,169	574,243	n/a
Net asset value, redemption price and maximum offering price per share(2)	$10.61	$9.89	$11.79	n/a
Class I:
Net assets	$49,971,782	$69,145	$190,036,458	$81,300,490
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,565,669	6,915	13,858,882	9,665,040
Net asset value, redemption price and maximum offering price per share	$10.95	$10.00	$13.71	$8.41
Class O:
Net assets	$15,069,472	n/a	$1,755,656	n/a
Shares authorized	100,000,000	n/a	100,000,000	n/a
Par value	$0.001	n/a	$0.001	n/a
Shares outstanding	1,383,428	n/a	139,193	n/a
Net asset value, redemption price and maximum offering price per share	$10.89	n/a	$12.61	n/a
Class W:
Net assets	$44,598	$1,693,721	$2,888,573	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	4,075	169,117	210,780	n/a
Net asset value, redemption price and maximum offering price per share	$10.94	$10.02	$13.70	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,120,508	$164,291	$1,446,675	$853,375
Securities lending income, net	2,583	—	23,030	—
Total investment income	3,123,091	164,291	1,469,705	853,375
EXPENSES:
Investment management fees	1,309,642	18,638	906,483	185,074
Distribution and service fees:
Class A	377,230	8,627	97,372	—
Class B	50,309	1,059	13,863	—
Class C	53,928	2,735	33,328	—
Class O	17,740	—	1,972	—
Transfer agent fees:
Class A	250,709	3,395	60,002	66
Class B	8,105	26	2,064	—
Class C	8,956	60	5,003	—
Class I	29,565	3	73,683	—
Class O	11,766	—	1,192	—
Class W	32	197	596	—
Administrative service fees	153,475	4,659	85,526	41,133
Shareholder reporting expense	70,545	183	21,091	6,663
Registration fees	29,917	33,892	35,157	12,989
Professional fees	41,410	6,747	22,908	12,434
Custody and accounting expense	23,863	1,394	30,480	11,857
Directors fees	7,870	245	4,734	2,172
Interest expense	152	—	112	46
Miscellaneous expense	24,073	1,825	7,803	5,460
Total expenses	2,469,287	83,685	1,403,369	277,894
Net recouped (waived and reimbursed) fees	(387,368)	(40,945)	(25,590)	10,729
Net expenses	2,081,919	42,740	1,377,779	288,623
Net investment income	1,041,172	121,551	91,926	564,752
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,590,773	110,168	6,779,358	(3,203,786)
Foreign currency related transactions	(2,691)	—	—	162,610
Futures	—	—	—	500,161
Net realized gain (loss)	9,588,082	110,168	6,779,358	(2,541,015)
Net change in unrealized appreciation or depreciation on:
Investments	23,911,635	574,842	13,892,435	9,873,950
Foreign currency related transactions	1,015	—	—	25,195
Futures	—	—	—	133,013
Net change in unrealized appreciation or depreciation	23,912,650	574,842	13,892,435	10,032,158
Net realized and unrealized gain	33,500,732	685,010	20,671,793	7,491,143
Increase in net assets resulting from operations	$34,541,904	$806,561	$20,763,719	$8,055,895
* Foreign taxes withheld	$73,064	$—	$380	$—
(1) Dividends from affiliates	$4,376	$16	$4,809	$784

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Core Equity Research Fund		ING Corporate Leaders 100 Fund
	Six Months Ended November 30, 2010	Year Ended May 31, 2010	Six Months Ended November 30, 2010	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$1,041,172	$1,769,430	$121,551	$115,744
Net realized gain	9,588,082	52,215,840	110,168	617,247
Net change in unrealized appreciation or depreciation	23,912,650	(2,559,246)	574,842	1,051,623
Increase in net assets resulting from operations	34,541,904	51,426,024	806,561	1,784,614
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(218,371)	(2,356,378)	—	(77,857)
Class B	—	(29,356)	—	(1,203)
Class C	—	(22,985)	—	(11,002)
Class I	(77,556)	(277,719)	—	(817)
Class O	(11,588)	(95,490)	—	—
Class W	(77)	(32)	—	(20,398)
Total distributions	(307,592)	(2,781,960)	—	(111,277)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,673,190	50,408,270	473,692	2,058,487
Proceeds from shares issued in merger (Note 12)	17,690,186	—	—	—
Reinvestment of distributions	264,570	2,333,340	—	51,134
	35,627,946	52,741,610	473,692	2,109,621
Cost of shares redeemed	(41,564,958)	(68,970,144)	(769,536)	(2,246,274)
Net decrease in net assets resulting from capital share transactions	(5,937,012)	(16,228,534)	(295,844)	(136,653)
Net increase in net assets	28,297,300	32,415,530	510,717	1,536,684
NET ASSETS:
Beginning of period	372,079,229	339,663,699	9,204,846	7,668,162
End of period	$400,376,529	$372,079,229	$9,715,563	$9,204,846
Undistributed net investment income at end of period	$1,039,132	$305,552	$168,201	$46,650

See Accompanying Notes to Financial Statements
13

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Small Company Fund		ING Tactical Asset Allocation Fund
	Six Months Ended November 30, 2010	Year Ended May 31, 2010	Six Months Ended November 30, 2010	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$91,926	$(111,547)	$564,752	$979,938
Net realized gain (loss)	6,779,358	10,427,034	(2,541,015)	(3,467,317)
Net change in unrealized appreciation or depreciation	13,892,435	17,818,571	10,032,158	15,541,285
Increase in net assets resulting from operations	20,763,719	28,134,058	8,055,895	13,053,906
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(473,387)	(469,160)
Total distributions	—	—	(473,387)	(469,160)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	141,700,131	68,635,595	17,691,358	8,563,968
Proceeds from shares issued in merger (Note 12)	—	17,650,964	—	—
Reinvestment of distributions	—	—	473,387	469,160
	141,700,131	86,286,559	18,164,745	9,033,128
Cost of shares redeemed	(29,090,306)	(56,910,525)	(19,515,220)	(18,559,212)
Net increase (decrease) in net assets resulting from capital share transactions	112,609,825	29,376,034	(1,350,475)	(9,526,084)
Net increase in net assets	133,373,544	57,510,092	6,232,033	3,058,662
NET ASSETS:
Beginning of period	151,987,526	94,477,434	75,068,457	72,009,795
End of period	$285,361,070	$151,987,526	$81,300,490	$75,068,457
Undistributed (distributions in excess of) net investment income at end of period	$91,926	$—	$(138,722)	$(230,087)

See Accompanying Notes to Financial Statements
14

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Core Equity Research Fund
Class A
11-30-10	10.01	0.03		0.87	0.90	0.01	—	—
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—	—
05-31-08	13.46	0.15	•	(0.78)	(0.63)	0.09	—	—
05-31-07	11.05	0.12		2.46	2.58	0.17	—	—
05-31-06	10.15	0.19	•	0.89	1.08	0.18	—	—
Class B
11-30-10	9.83	(0.01)		0.86	0.85	—	—	—
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—	—
05-31-08	13.24	0.05	•	(0.77)	(0.72)	0.02	—	—
05-31-07	10.87	0.02		2.44	2.46	0.09	—	—
05-31-06	10.00	0.11		0.87	0.98	0.11	—	—
Class C
11-30-10	9.77	(0.01)		0.85	0.84	—	—	—
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—	—
05-31-08	13.20	0.05	•	(0.76)	(0.71)	0.03	—	—
05-31-07	10.84	0.02		2.43	2.45	0.09	—	—
05-31-06	9.96	0.12		0.86	0.98	0.10	—	—
Class I
11-30-10	10.04	0.04		0.89	0.93	0.02	—	—
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—	—
05-31-08	13.50	0.17		(0.77)	(0.60)	0.11	—	—
05-31-07	11.08	0.15	•	2.47	2.62	0.20	—	—
05-31-06	10.18	0.22	•	0.89	1.11	0.21	—	—
Class O
11-30-10	10.00	0.03		0.87	0.90	0.01	—	—
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—
02-06-09(4) -05-31-09	8.00	0.01	•	0.76	0.77	—	—	—
Class W
11-30-10	10.05	0.03		0.88	0.91	0.02	—	—
06-12-09(4) -05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—
ING Corporate Leaders 100 Fund
Class A
11-30-10	9.15	0.12		0.71	0.83	—	—	—
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—
06-30-08(4) -05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—
Class B
11-30-10	9.10	0.09	•	0.71	0.80	—	—	—
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—
Class C
11-30-10	9.10	0.09	•	0.70	0.79	—	—	—
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—
Class I
11-30-10	9.15	0.14		0.71	0.85	—	—	—
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—
Class W
11-30-10	9.17	0.13		0.72	0.85	—	—	—
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—
				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund
Class A
11-30-10	0.01	10.90	8.98	1.28	1.08	†	1.08	†	0.55	†	315,429	42
05-31-10	0.07	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	0.12	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08	0.09	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
05-31-07	0.17	13.46	23.65	1.25	1.25	†	1.25	†	0.98	†	58,025	181
05-31-06	0.18	11.05	10.76	1.27	1.27		1.27		1.84		50,656	23
Class B
11-30-10	—	10.68	8.65	2.03	1.83	†	1.83	†	(0.21	)†	9,000	42
05-31-10	0.02	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	0.03	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08	0.02	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
05-31-07	0.09	13.24	22.76	2.00	2.00	†	2.00	†	0.21	†	11,837	181
05-31-06	0.11	10.87	9.89	2.02	2.02		2.02		1.07		8,700	23
Class C
11-30-10	—	10.61	8.60	2.03	1.83	†	1.83	†	(0.20	)†	10,862	42
05-31-10	0.02	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	0.04	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08	0.03	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
05-31-07	0.09	13.20	22.72	2.00	2.00	†	2.00	†	0.21	†	2,767	181
05-31-06	0.10	10.84	9.93	2.02	2.02		2.02		1.07		1,925	23
Class I
11-30-10	0.02	10.95	9.28	0.99	0.79	†	0.79	†	0.85	†	49,972	42
05-31-10	0.10	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	0.15	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08	0.11	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
05-31-07	0.20	13.50	23.98	1.00	1.00	†	1.00	†	1.25	†	25,407	181
05-31-06	0.21	11.08	11.01	1.02	1.02		1.02		2.08		30,487	23
Class O
11-30-10	0.01	10.89	9.00	1.28	1.08	†	1.08	†	0.55	†	15,069	42
05-31-10	0.08	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09(4) -05-31-09	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class W
11-30-10	0.02	10.94	9.07	1.03	0.83	†	0.83	†	0.80	†	45	42
06-12-09(4) -05-31-10	0.10	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
ING Corporate Leaders 100 Fund
Class A
11-30-10	—	9.98	9.07	1.78	0.90	†	0.90	†	2.62	†	7,283	13
05-31-10	0.11	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4) -05-31-09	0.07	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
11-30-10	—	9.90	8.79	2.53	1.65	†	1.65	†	1.94	†	203	13
05-31-10	0.06	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4) -05-31-09	0.06	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
11-30-10	—	9.89	8.68	2.53	1.65	†	1.65	†	2.00	†	467	13
05-31-10	0.06	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4) -05-31-09	0.07	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
11-30-10	—	10.00	9.29	1.52	0.64	†	0.64	†	2.93	†	69	13
05-31-10	0.13	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4) -05-31-09	0.08	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class W
11-30-10	—	10.02	9.27	1.53	0.65	†	0.65	†	2.85	†	1,694	13
05-31-10	0.13	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4) -05-31-09	0.08	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277

See Accompanying Notes to Financial Statements
15

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)	($)	($)	($)	($)	($)
ING Small Company Fund
Class A
11-30-10	11.70	(0.01)	0.93	0.92	—	—	—
05-31-10	8.89	(0.01)	2.82	2.81	—	—	—
05-31-09	13.29	0.00 *	(4.06)	(4.06)	—	0.34	—
05-31-08	17.92	0.04	(0.95)	(0.91)	0.04	3.68	—
05-31-07	18.32	0.01	3.05	3.06	—	3.46	—
05-31-06	16.46	(0.06)	3.78	3.72	—	1.86	—
Class B
11-30-10	11.07	(0.05)	0.88	0.83	—	—	—
05-31-10	8.47	(0.08)	2.68	2.60	—	—	—
05-31-09	12.79	(0.08)	(3.90)	(3.98)	—	0.34	—
05-31-08	17.47	(0.08)	(0.92)	(1.00)	—	3.68	—
05-31-07	18.06	(0.11)•	2.98	2.87	—	3.46	—
05-31-06	16.37	(0.19)	3.74	3.55	—	1.86	—
Class C
11-30-10	10.98	(0.05)	0.86	0.81	—	—	—
05-31-10	8.40	(0.08)	2.66	2.58	—	—	—
05-31-09	12.68	(0.06)•	(3.88)	(3.94)	—	0.34	—
05-31-08	17.35	(0.08)•	(0.91)	(0.99)	—	3.68	—
05-31-07	17.96	(0.11)	2.96	2.85	—	3.46	—
05-31-06	16.28	(0.19)	3.73	3.54	—	1.86	—
Class I
11-30-10	12.69	0.01	1.01	1.02	—	—	—
05-31-10	9.61	0.01	3.07	3.08	—	—	—
05-31-09	14.30	0.03	(4.38)	(4.35)	—	0.34	—
05-31-08	18.98	0.09	(1.01)	(0.92)	0.08	3.68	—
05-31-07	19.17	0.07 •	3.20	3.27	—	3.46	—
05-31-06	17.11	(0.02)	3.94	3.92	—	1.86	—
Class O
11-30-10	11.69	(0.00)*	0.92	0.92	—	—	—
05-31-10	8.88	(0.01)	2.82	2.81	—	—	—
06-04-08(4) -05-31-09	13.19	0.00 *	(3.97)	(3.97)	—	0.34	—
Class W
11-30-10	12.69	0.00 *	1.01	1.01	—	—	—
06-12-09(4) -05-31-10	9.93	0.01	2.75	2.76	—	—	—
ING Tactical Asset Allocation Fund
Class I
11-30-10	7.72	0.06	0.68	0.74	0.05	—	—
05-31-10	6.59	0.08	1.09	1.17	0.04	—	—
05-31-09	10.62	0.13	(4.08)	(3.95)	0.08	—	—
03-28-08(4) -05-31-08	10.00	0.02	0.60	0.62	—	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Fund
Class A
11-30-10	—	12.62	7.86	1.45	1.45	†	1.45	†	(0.08	)†	81,299	42
05-31-10	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	0.34	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08	3.72	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
05-31-07	3.46	17.92	18.50	1.36	1.36	†	1.36	†	0.08	†	77,041	83
05-31-06	1.86	18.32	23.51	1.40	1.40		1.40		(0.34)		88,642	75
Class B
11-30-10	—	11.90	7.50	2.20	2.20	†	2.20	†	(0.83	)†	2,608	42
05-31-10	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	0.34	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	174
05-31-08	3.68	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112
05-31-07	3.46	17.47	17.65	2.11	2.11	†	2.11	†	(0.66	)†	7,275	83
05-31-06	1.86	18.06	22.56	2.15	2.15		2.15		(1.10)		7,824	75
Class C
11-30-10	—	11.79	7.38	2.20	2.20	†	2.20	†	(0.83	)†	6,773	42
05-31-10	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	0.34	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08	3.68	12.68	(5.40)	2.18	2.18	†	2.18	†	(0.53	)†	4,093	112
05-31-07	3.46	17.35	17.64	2.11	2.11	†	2.11	†	(0.66	)†	4,317	83
05-31-06	1.86	17.96	22.63	2.15	2.15		2.15		(1.10)		4,393	75
Class I
11-30-10	—	13.71	8.04	1.16	1.12	†	1.12	†	0.26	†	190,036	42
05-31-10	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	0.34	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	16,718	174
05-31-08	3.76	14.30	(4.47)	1.18 †	1.18	†	1.18	†	0.51	†	23,278	112
05-31-07	3.46	18.98	18.81	1.12	1.12	†	1.12	†	0.40	†	28,153	83
05-31-06	1.86	19.17	23.80	1.15	1.15		1.15		(0.08)		17,500	75
Class O
11-30-10	—	12.61	7.87	1.45	1.45	†	1.45	†	(0.08	)†	1,756	42
05-31-10	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4) -05-31-09	0.34	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class W
11-30-10	—	13.70	7.96	1.20	1.20	†	1.20	†	0.20	†	2,889	42
06-12-09(4) -05-31-10	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97
ING Tactical Asset Allocation Fund
Class I
11-30-10	0.05	8.41	9.57	0.68	0.70	†	0.70	†	1.37	†	81,300	19
05-31-10	0.04	7.72	17.91	0.68	0.70	†	0.70	†	1.23	†	75,068	9
05-31-09	0.08	6.59	(37.29)	0.72	0.70	†	0.70	†	1.73	†	72,010	30
03-28-08(4) -05-31-08	—	10.62	6.20	0.82	0.70	†	0.70	†	1.63	†	118,366	40

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are twelve separate active investment series which comprise the Company. The four series (each, a "Fund"; collectively, the "Funds") that are in this report are: Core Equity Research, Corporate Leaders 100, Small Company, and Tactical Asset Allocation.

Each Fund, except Tactical Asset Allocation, offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. Tactical Asset Allocation only offers Class I shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the sub-adviser to each Fund. ING Investments Distributor, LLC ("IID" or the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and the potential termination of the Fund's existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Summary Portfolio of Investments.

For the six months ended November 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds' investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds'

20

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended November 30, 2010, Tactical Asset Allocation both purchased and sold futures contracts on various equity indices, bonds and notes to potentially enhance returns as part of its global tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended November 30, 2010, Tactical Asset Allocation had an average notional value of $39,359,342 and $38,002,021 on futures contracts purchased and sold, respectively.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Core Equity Research pays dividends semi-annually. Tactical Asset Allocation pays dividends quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

21

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$158,095,633	$163,435,960
Corporate Leaders 100	1,230,234	1,370,750
Small Company	196,431,190	85,980,629
Tactical Asset Allocation	15,155,639	14,545,376

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on all assets; for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; and for Tactical Asset Allocation — 0.450% on all assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Core Equity Research, and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Tactical Asset Allocation, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the ended, the Investment Adviser for Core Equity Research, Corporate Leaders 100, Small Company and Tactical Asset Allocation waived $1,745, $7, $1,948, and $322 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Core Equity Research	0.25%	1.00%	1.00%	0.25%
Corporate Leaders 100	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	0.25%

The Distributor may also retain a portion of the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the six months ended November 30, 2010, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Core Equity Research	$3,078	N/A
Corporate Leaders 100	1,522	N/A
Small Company	2,656	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Core Equity Research	N/A	$1,958
Corporate Leaders 100	46	254
Small Company	360	687

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to

22

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2010, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Core Equity Research	$227,583	$26,782	$85,970	$340,335
Corporate Leaders 100	3,237	810	2,060	6,107
Small Company	197,791	18,795	24,997	241,583
Tactical Asset Allocation	34,328	6,968	—	41,296

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2010, the following ING Funds or indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Core Equity Research	6.48%
	Tactical Asset Allocation	31.54%
ING Global Target Payment Fund	Tactical Asset Allocation	7.57%
ING National Trust	Core Equity Research	6.47%
	Small Company	11.46%
ING Strategic Allocation Conservative Portfolio	Tactical Asset Allocation	8.87%
ING Strategic Allocation Growth Portfolio	Tactical Asset Allocation	26.23%
ING Strategic Allocation Moderate Portfolio	Tactical Asset Allocation	25.79%
ReliaStar Life Insurance Company	Corporate Leaders 100	51.34%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2010, the following Funds had the following expenses included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Corporate Leaders 100	Transfer Agent	$2,275
	Professional	3,094

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Core Equity Research(1)	1.08%	1.83%	1.83%	0.83%	1.08%	0.83%
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	N/A	0.65%
Small Company(1)	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%
Tactical Asset Allocation	N/A	N/A	N/A	0.70%	N/A	N/A

(1) Effective September 30, 2010, pursuant to a side agreement, the Investment Advisor has agreed to waive all or a portion of its investment management fee so that the expense limit for Class I of Core Equity Research is 0.75% and so that the expense limit for Class I of Small Company is 1.04%. These expense limits will continue through October 1, 2011 and are subject to recoupment. There is no guarantee that the side agreement will continue after October 1, 2011. The side agreement will only renew if the Investment Advisor elects to renew it.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

23

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

As of November 30, 2010, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2011	2012	2013	Total
Core Equity Research	$780,600	$652,226	$740,005	$2,172,831
Corporate Leaders 100	44,198	121,356	77,635	243,189
Tactical Asset Allocation	—	2,563	—	2,563

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2010, are as follows:

	2011	2012	2013	Total
Small Company Class I	$—	$—	$23,642	$23,642

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the six months ended November 30, 2010:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Core Equity Research	2	$1,917,500	1.45%
Small Company	5	570,000	1.44%
Tactical Asset Allocation	3	390,000	1.44%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
11-30-10	431,437	1,372,514	20,077	(2,346,769)	(522,741)	4,411,834	13,420,280	188,520	(24,132,537)	(6,111,903)
05-31-10	1,531,263	—	215,235	(4,547,859)	(2,801,361)	15,186,842	—	2,013,605	(45,610,286)	(28,409,839)
Class B
11-30-10	751	139,064	—	(398,449)	(258,634)	7,220	1,334,350	—	(4,024,004)	(2,682,434)
05-31-10	51,842	—	2,716	(924,313)	(869,755)	499,347	—	24,154	(9,058,833)	(8,535,332)
Class C
11-30-10	13,103	111,889	—	(175,927)	(50,935)	131,891	1,067,444	—	(1,797,490)	(598,155)
05-31-10	80,901	—	1,954	(269,233)	(186,378)	805,834	—	17,244	(2,626,368)	(1,803,290)
Core Equity Research
Class I
11-30-10	1,138,082	190,400	8,033	(958,361)	378,154	11,221,006	1,867,435	75,674	(9,701,633)	3,462,482
05-31-10	2,884,054	—	28,502	(807,160)	2,105,396	28,472,091	—	274,823	(8,171,577)	20,575,337
Class O
11-30-10	178,018	—	32	(184,523)	(6,473)	1,857,033	—	305	(1,902,024)	(44,686)
05-31-10	538,202	—	379	(346,610)	191,971	5,441,156	—	3,514	(3,503,080)	1,941,590
Class W
11-30-10	4,340	69	8	(674)	3,743	44,206	677	71	(7,270)	37,684
06-12-09(1)-05-31-10	332	—	—	—	332	3,000	—	—	—	3,000

24

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Leaders 100
Class A
11-30-10	30,162	—	—	(47,211)	(17,049)	287,417	—	—	(432,178)	(144,761)
05-31-10	139,439	—	2,213	(52,145)	89,507	1,264,159	—	20,541	(498,844)	785,856
Class B
11-30-10	2,008	—	—	(3,830)	(1,822)	18,429	—	—	(35,987)	(17,558)
05-31-10	14,746	—	115	(9,361)	5,500	129,099	—	1,063	(80,509)	49,653
Class C
11-30-10	9,456	—	—	(28,270)	(18,814)	93,487	—	—	(273,516)	(180,029)
05-31-10	45,292	—	1,094	(158,503)	(112,117)	413,232	—	10,133	(1,498,949)	(1,075,584)
Class I
11-30-10	155	—	—	(19)	136	1,494	—	—	(173)	1,321
05-31-10	545	—	88	(17)	616	4,913	—	817	(151)	5,579
Class W
11-30-10	7,682	—	—	(2,940)	4,742	72,865	—	—	(27,682)	45,183
05-31-10	28,030	—	2,000	(17,651)	12,379	247,084	—	18,580	(167,821)	97,843
Small Company
Class A
11-30-10	440,375	—	—	(840,510)	(400,135)	5,184,009	—	—	(9,850,372)	(4,666,363)
05-31-10	1,441,738	1,227,755	—	(3,745,658)	(1,076,165)	15,619,326	13,069,276	—	(41,009,711)	(12,321,109)
Class B
11-30-10	84	—	—	(66,604)	(66,520)	921	—	—	(731,202)	(730,281)
05-31-10	12,660	107,095	—	(123,150)	(3,395)	123,008	1,081,103	—	(1,248,597)	(44,486)
Class C
11-30-10	41,959	—	—	(95,925)	(53,966)	458,608	—	—	(1,056,158)	(597,550)
05-31-10	101,741	272,015	—	(267,309)	106,447	1,039,024	2,722,198	—	(2,795,107)	966,115
Class I
11-30-10	10,461,594	—	—	(1,331,670)	9,129,924	132,960,212	—	—	(16,976,262)	115,983,950
05-31-10	3,880,976	64,406	—	(956,044)	2,989,338	50,438,537	743,019	—	(11,389,704)	39,791,852
Class O
11-30-10	22,365	—	—	(13,135)	9,230	264,397	—	—	(155,074)	109,323
05-31-10	97,455	—	—	(31,341)	66,114	1,030,067	—	—	(334,104)	695,963
Class W
11-30-10	210,860	—	—	(25,420)	185,440	2,831,984	—	—	(321,238)	2,510,746
06-12-09(1)-05-31-10	32,129	3,067	—	(9,856)	25,340	385,633	35,368	—	(133,302)	287,699
Tactical Asset Allocation
Class I
11-30-10	2,300,826	—	58,261	(2,414,080)	(54,993)	17,691,358	—	473,387	(19,515,220)	(1,350,475)
05-31-10	1,105,398	—	71,085	(2,376,177)	(1,199,694)	8,563,968	—	469,160	(18,559,212)	(9,526,084)
(1) Commencement of operations.

25

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2010, and throughout the period covered by this report, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund's investment in BICR-Series B includes the value of the underlying securities held by BICR-Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR-Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR-Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2010, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Core Equity Research	$14,661,334	$15,016,454
Small Company	11,801,123	12,073,827

* Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds' Summary Portfolios of Investments.

NOTE 12 — REORGANIZATIONS

On August 20, 2010, Core Equity Research ("Acquiring Fund") acquired all of the net assets of ING Opportunistic LargeCap Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on August 10, 2010. The primary purposes of the transaction were to lower the overall gross and net expense ratios for certain fund classes and combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

26

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 12 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the period ended November 30, 2010, are as follows:

Net investment income	$1,073,099
Net realized and unrealized gain on investments	$26,265,190
Net increase in net assets resulting from operations	$27,338,289

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since May 31, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Core Equity Research	ING Opportunistic LargeCap Fund	$17,690	$362,410	$15,335	$(156)	0.7888

The net assets of Core Equity Research after the acquisition were $380,100,482.

On February 6, 2010, Small Company ("Acquiring Fund") acquired all of the net assets of ING SmallCap Value Multi-Manager Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on January 19, 2010. The primary purposes of the transaction were to combine similar or compatible investment strategies and increase the asset base of the Acquiring Fund to provide greater investment opportunities and the potential to take larger portfolio positions. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2010, are as follows:

Net investment loss	$(71,212)
Net realized and unrealized gain on investments	$33,636,923
Net increase in net assets resulting from operations	$33,565,711

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since May 31, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation (000s)	Conversion Ratio
Small Company	ING SmallCap Value Multi-Manager Fund	$17,651	$104,864	$(22,407)	$240	0.7775

The net assets of Small Company after the acquisition were $122,515,120.

27

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2010	Year Ended May 31, 2010
	Ordinary Income	Ordinary Income
Core Equity Research	$307,592	$2,781,960
Corporate Leaders 100	—	111,277
Tactical Asset Allocation	473,387	469,160

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Core Equity Research	$305,552	$26,512,873	$—	$—	$(14,831,563)	2011
					(400,176)	2013
					(42,138,339)	2016
					(61,706,025)	2017
					(9,499,310)	2018
					$(128,575,413)*
Corporate Leaders 100	46,650	1,880,261	—	—	(1,290,456)	2017
					(335,132)	2018
					$(1,625,588)
Small Company	—	(2,057,712)	—	—	(796,234)	2015
					(3,816,500)	2016
					(4,442,548)	2017
					(11,874,637)	2018
					$(20,929,919)*
Tactical Asset Allocation	—	(13,017,790)	(230,087)	(2,550,290)	(428,964)	2016
					(7,127,735)	2017
					(5,886,495)	2018
					$(13,443,194)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of November 30, 2010, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

28

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Investment by Funds-of-Funds (Tactical Asset Allocation). As an underlying fund ("Underlying Fund") of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2010, the following Funds declared and paid dividends of:

	Per Share Amounts
	Net Investment Income	Payable Date	Record Date
Core Equity Research
Class A	$0.0400	December 17, 2010	December 15, 2010
Class B	$—	December 17, 2010	December 15, 2010
Class C	$—	December 17, 2010	December 15, 2010
Class I	$0.0562	December 17, 2010	December 15, 2010
Class O	$0.0404	December 17, 2010	December 15, 2010
Class W	$0.0533	December 17, 2010	December 15, 2010
Corporate Leaders 100
Class A	$0.1829	December 17, 2010	December 15, 2010
Class B	$0.1070	December 17, 2010	December 15, 2010
Class C	$0.0288	December 17, 2010	December 15, 2010
Class I	$0.2076	December 17, 2010	December 15, 2010
Class W	$0.2068	December 17, 2010	December 15, 2010
Class A	$0.0039	January 3, 2011	December 30, 2010
Class B	$0.0039	January 3, 2011	December 30, 2010
Class C	$0.0039	January 3, 2011	December 30, 2010
Class I	$0.0039	January 3, 2011	December 30, 2010
Class W	$0.0039	January 3, 2011	December 30, 2010

On October 21, 2010, the Board of Trustees of ING Funds Trust approved a proposal to liquidate ING Institutional Prime Money Market Fund. The liquidation took place on December 20, 2010. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

29

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets
COMMON STOCK: 99.1%
	Consumer Discretionary: 10.7%
297,000		Comcast Corp. - Class A	$5,940,000	1.5
148,129	@	DIRECTV	6,151,797	1.6
191,679		Macy's, Inc.	4,922,317	1.2
305,400		Regal Entertainment Group	4,122,900	1.0
189,600		Wyndham Worldwide Corp.	5,451,000	1.4
		Other Securities	16,131,414	4.0
			42,719,428	10.7
	Consumer Staples: 9.1%
194,800		Coca-Cola Enterprises, Inc.	4,704,420	1.2
204,400		Flowers Foods, Inc.	5,355,280	1.3
188,275		PepsiCo, Inc.	12,168,213	3.0
210,800		Wal-Mart Stores, Inc.	11,402,172	2.8
		Other Securities	3,076,043	0.8
			36,706,128	9.1
	Energy: 13.1%
201,300		Arch Coal, Inc.	5,877,960	1.5
257,520		ExxonMobil Corp.	17,913,091	4.5
101,615		National Oilwell Varco, Inc.	6,227,983	1.6
66,200		Royal Dutch Shell PLC ADR - Class A	4,016,354	1.0
80,100		Schlumberger Ltd.	6,194,934	1.5
167,400		Suncor Energy, Inc.	5,626,314	1.4
96,600	@	Transocean Ltd.	6,475,098	1.6
			52,331,734	13.1
	Financials: 15.4%
441,203		Blackstone Group LP	5,647,398	1.4
2,164,400	@	Citigroup, Inc.	9,090,480	2.3
141,700	L	Comerica, Inc.	5,170,633	1.3
342,798		JP Morgan Chase & Co.	12,813,789	3.2
97,358		Reinsurance Group of America, Inc.	4,861,085	1.2
416,090		Wells Fargo & Co.	11,321,809	2.8
130,300		Willis Group Holdings Ltd.	4,147,449	1.1
331,734		XL Group Plc	6,521,890	1.6
		Other Securities	1,963,148	0.5
			61,537,681	15.4
	Health Care: 10.4%
150,000		Aetna, Inc.	4,443,000	1.1
182,000		AmerisourceBergen Corp.	5,614,700	1.4
117,989		Covidien PLC	4,963,797	1.2
97,300	@	Medco Health Solutions, Inc.	5,966,436	1.5
250,900		Merck & Co., Inc.	8,648,523	2.2
572,813		Pfizer, Inc.	9,331,124	2.3
		Other Securities	2,769,013	0.7
			41,736,593	10.4

Shares			Value	Percent of Net Assets
	Industrials: 9.7%
110,300		Boeing Co.	$7,033,831	1.8
99,800		Fluor Corp.	5,771,434	1.4
59,763		Union Pacific Corp.	5,385,244	1.3
159,251	@	WABCO Holdings, Inc.	7,914,775	2.0
177,300		Waste Connections, Inc.	4,609,800	1.2
		Other Securities	8,180,124	2.0
			38,895,208	9.7
	Information Technology: 21.3%
139,700	@,L	Ansys, Inc.	6,775,450	1.7
55,148	@	Apple, Inc.	17,159,300	4.3
454,728	@	Cisco Systems, Inc.	8,712,588	2.2
405,200		Intel Corp.	8,557,824	2.1
409,900		Jabil Circuit, Inc.	6,193,589	1.5
333,000	@	Marvell Technology Group Ltd.	6,423,570	1.6
593,300		Microsoft Corp.	14,957,096	3.7
246,169		Qualcomm, Inc.	11,505,939	2.9
68,500		Visa, Inc.	5,058,725	1.3
			85,344,081	21.3
	Materials: 4.0%
109,700		EI Du Pont de Nemours & Co.	5,154,803	1.3
207,600	L	Packaging Corp. of America	5,324,940	1.3
111,500	L	United States Steel Corp.	5,420,015	1.4
			15,899,758	4.0
	Telecommunication Services: 3.3%
137,800	@,L	SBA Communications Corp.	5,394,870	1.3
1,326,200	@,L	Sprint Nextel Corp.	5,013,036	1.3
		Other Securities	2,964,126	0.7
			13,372,032	3.3
	Utilities: 2.1%
448,100		Great Plains Energy, Inc.	8,357,065	2.1
		Total Common Stock ( Cost $342,906,974 )	396,899,708	99.1
		Total Long-Term Investments ( Cost $342,906,974 )	396,899,708	99.1
SHORT-TERM INVESTMENTS: 5.2%
	Affiliated Mutual Fund: 1.4%
5,614,000		ING Institutional Prime Money Market Fund - Class I	5,614,000	1.4
		Total Mutual Fund ( Cost $5,614,000 )	5,614,000	1.4

See Accompanying Notes to Financial Statements
30

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets
	Securities Lending Collateralcc: 3.8%
14,784,138		BNY Mellon Overnight Government Fund (1)	$14,784,138	3.7
232,316	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	185,853	0.1
		Total Securities Lending Collateral ( Cost $15,016,454 )	14,969,991	3.8
		Total Short-Term Investments ( Cost $20,630,454 )	20,583,991	5.2
		Total Investments in Securities ( Cost $363,537,428 ) *	$417,483,699	104.3
		Other Assets and Liabilities - Net	(17,107,170)	(4.3)
		Net Assets	$400,376,529	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at November 30, 2010.

*  Cost for federal income tax purposes is $367,973,712.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$60,464,086
Gross Unrealized Depreciation	(10,954,099)
Net Unrealized Appreciation	$49,509,987

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$42,719,428	$—	$—	$42,719,428
Consumer Staples	36,706,128	—	—	36,706,128
Energy	52,331,734	—	—	52,331,734
Financials	61,537,681	—	—	61,537,681
Health Care	41,736,593	—	—	41,736,593
Industrials	38,895,208	—	—	38,895,208
Information Technology	85,344,081	—	—	85,344,081
Materials	15,899,758	—	—	15,899,758
Telecommunication Services	13,372,032	—	—	13,372,032
Utilities	8,357,065	—	—	8,357,065
Total Common Stock	396,899,708	—	—	396,899,708
Short-Term Investments	20,398,138	—	185,853	20,583,991
Total Investments, at value	$417,297,846	$—	$185,853	$417,483,699

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2010:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/10
Asset Table
Investments, at value
Short-Term Investments	$185,853	$—	$—	$—	$—	$—	$—	$—	$185,853
Total Investments, at value	$185,853	$—	$—	$—	$—	$—	$—	$—	$185,853

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
31

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets
COMMON STOCK: 97.1%
	Consumer Discretionary: 11.1%
580	@	Amazon.com, Inc.	$101,732	1.1
5,040		Comcast Corp. - Class A	100,800	1.0
7,420	@	Ford Motor Co.	118,275	1.2
1,230		McDonald's Corp.	96,309	1.0
6,890		News Corp. - Class A	93,980	1.0
1,140		Nike, Inc.	98,188	1.0
1,720		Target Corp.	97,937	1.0
2,770		Walt Disney Co.	101,133	1.0
		Other Securities	267,905	2.8
			1,076,259	11.1
	Consumer Staples: 14.2%
1,560		Coca-Cola Co.	98,545	1.0
1,410		Costco Wholesale Corp.	95,330	1.0
6,710		Sara Lee Corp.	100,650	1.0
2,720		Walgreen Co.	94,792	1.0
		Other Securities	986,194	10.2
			1,375,511	14.2
	Energy: 11.0%
2,170		Baker Hughes, Inc.	113,187	1.2
1,600		ConocoPhillips	96,272	1.0
1,410		Devon Energy Corp.	99,504	1.0
1,490		ExxonMobil Corp.	103,644	1.1
2,740		Halliburton Co.	103,682	1.1
2,040		National Oilwell Varco, Inc.	125,032	1.3
1,200		Occidental Petroleum Corp.	105,804	1.1
1,490		Schlumberger Ltd.	115,237	1.2
4,800		Williams Cos., Inc.	109,488	1.1
		Other Securities	91,496	0.9
			1,063,346	11.0
	Financials: 14.8%
3,550		Bank of New York Mellon Corp.	95,815	1.0
23,340	@	Citigroup, Inc.	98,028	1.0
630		Goldman Sachs Group, Inc.	98,368	1.0
4,220		US Bancorp.	100,352	1.0
3,660		Wells Fargo & Co.	99,589	1.0
5,672		Weyerhaeuser Co.	94,666	1.0
		Other Securities	854,746	8.8
			1,441,564	14.8
	Health Care: 9.1%
2,600		UnitedHealth Group, Inc.	94,952	1.0
		Other Securities	792,685	8.1
			887,637	9.1

Shares			Value	Percent of Net Assets
	Industrials: 11.5%
1,140		Caterpillar, Inc.	$96,444	1.0
1,060		FedEx Corp.	96,587	1.0
1,450		General Dynamics Corp.	95,831	1.0
2,080		Honeywell International, Inc.	103,397	1.0
1,370		United Parcel Service, Inc. - Class B	96,078	1.0
1,280		United Technologies Corp.	96,346	1.0
		Other Securities	536,743	5.5
			1,121,426	11.5
	Information Technology: 13.8%
320	@	Apple, Inc.	99,568	1.0
4,430	@	EMC Corp.	95,201	1.0
170	@	Google, Inc. - Class A	94,471	1.0
4,750		Intel Corp.	100,320	1.0
680		International Business Machines Corp.	96,193	1.0
410		Mastercard, Inc.	97,182	1.0
3,740		Microsoft Corp.	94,285	1.0
2,070		Qualcomm, Inc.	96,752	1.0
3,410		Texas Instruments, Inc.	108,438	1.1
8,890		Xerox Corp.	101,879	1.0
		Other Securities	354,756	3.7
			1,339,045	13.8
	Materials: 5.4%
7,580		Alcoa, Inc.	99,450	1.0
3,340		Dow Chemical Co.	104,141	1.1
2,050		EI Du Pont de Nemours & Co.	96,330	1.0
1,060		Freeport-McMoRan Copper & Gold, Inc.	107,399	1.1
1,910		Monsanto Co.	114,442	1.2
			521,762	5.4
	Telecommunication Services: 2.6%
		Other Securities	253,462	2.6
	Utilities: 3.6%
		Other Securities	350,798	3.6
		Total Common Stock ( Cost $6,564,386 )	9,430,810	97.1
EXCHANGE-TRADED FUNDS: 2.4%
	Exchange-Traded Funds: 2.4%
2,000		SPDR Trust Series 1	236,960	2.4
		Total Exchange- Traded Funds ( Cost $227,207 )	236,960	2.4
		Total Long-Term Investments ( Cost $6,791,593 )	9,667,770	99.5

See Accompanying Notes to Financial Statements
32

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares		Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Affiliated Mutual Fund: 0.2%
16,000	ING Institutional Prime Money Market Fund - Class I	$16,000	0.2
	Total Mutual Fund ( Cost $16,000 )	16,000	0.2
	Total Short-Term Investments ( Cost $16,000 )	16,000	0.2
	Total Investments in Securities ( Cost $6,807,593 ) *	$9,683,770	99.7
	Other Assets and Liabilities - Net	31,793	0.3
	Net Assets	$9,715,563	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

*  Cost for federal income tax purposes is $7,244,550.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,938,280
Gross Unrealized Depreciation	(499,060)
Net Unrealized Appreciation	$2,439,220

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$1,076,259	$—	$—	$1,076,259
Consumer Staples	1,375,511	—	—	1,375,511
Energy	1,063,346	—	—	1,063,346
Financials	1,441,564	—	—	1,441,564
Health Care	887,637	—	—	887,637
Industrials	1,121,426	—	—	1,121,426
Information Technology	1,339,045	—	—	1,339,045
Materials	521,762	—	—	521,762
Telecommunication Services	253,462	—	—	253,462
Utilities	350,798	—	—	350,798
Total Common Stock	9,430,810	—	—	9,430,810
Exchange-Traded Funds	236,960	—	—	236,960
Short-Term Investments	16,000	—	—	16,000
Total Investments, at value	$9,683,770	$—	$—	$9,683,770

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
33

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets
COMMON STOCK: 89.4%
	Consumer Discretionary: 14.3%
80,500		Arbitron, Inc.	$2,352,210	0.8
146,500	@	Collective Brands, Inc.	2,474,385	0.9
117,200		Cooper Tire & Rubber Co.	2,448,308	0.9
110,500	@	Dress Barn, Inc.	2,729,350	0.9
54,549	@	Jo-Ann Stores, Inc.	2,642,354	0.9
74,400	@	Life Time Fitness, Inc.	2,934,336	1.0
177,467	@	OfficeMax, Inc.	3,032,907	1.1
90,954	@	Papa John's International, Inc.	2,329,332	0.8
191,500	@	Ruby Tuesday, Inc.	2,449,285	0.9
90,500		Wolverine World Wide, Inc.	2,828,125	1.0
		Other Securities	14,620,368	5.1
			40,840,960	14.3
	Consumer Staples: 1.8%
		Other Securities	5,193,285	1.8
	Energy: 5.4%
65,800	@	Bill Barrett Corp.	2,530,010	0.9
87,000	@	Carrizo Oil & Gas, Inc.	2,524,740	0.9
40,200	@	Dril-Quip, Inc.	3,113,088	1.1
151,200		Frontier Oil Corp.	2,348,136	0.8
156,700	@	McMoRan Exploration Co.	2,339,531	0.8
60,100	@	Unit Corp.	2,402,197	0.9
			15,257,702	5.4
	Financials: 12.6%
68,541		Cash America International, Inc.	2,481,184	0.9
148,482		FirstMerit Corp.	2,587,299	0.9
49,800		IBERIABANK Corp.	2,510,418	0.9
49,196	@	Stifel Financial Corp.	2,549,829	0.9
52,270	@	SVB Financial Group	2,348,491	0.8
		Other Securities	23,500,955	8.2
			35,978,176	12.6
	Health Care: 10.4%
167,369	@	Healthsouth Corp.	3,012,642	1.1
56,400		Universal Health Services, Inc.	2,319,168	0.8
		Other Securities	24,174,338	8.5
			29,506,148	10.4
	Industrials: 17.2%
122,400		Actuant Corp.	2,892,312	1.0
47,498	@	Atlas Air Worldwide Holdings, Inc.	2,591,491	0.9
119,800		Barnes Group, Inc.	2,286,982	0.8
83,330		Brady Corp.	2,577,397	0.9
40,600		Gardner Denver, Inc.	2,657,270	0.9
149,900		Heartland Express, Inc.	2,315,955	0.8
51,973	@	Kirby Corp.	2,321,634	0.8
41,410		Regal-Beloit Corp.	2,526,010	0.9

Shares			Value	Percent of Net Assets
57,800	@	Teledyne Technologies, Inc.	$2,324,716	0.8
49,200		Watsco, Inc.	2,965,284	1.1
79,560		Watts Water Technologies, Inc.	2,589,678	0.9
		Other Securities	21,033,357	7.4
			49,082,086	17.2
	Information Technology: 16.8%
43,480	@	Anixter International, Inc.	2,429,228	0.8
53,694	@	Ansys, Inc.	2,604,159	0.9
116,600	@	Parametric Technology Corp.	2,497,572	0.9
136,400	@	QLogic Corp.	2,440,196	0.9
		Other Securities	38,040,611	13.3
			48,011,766	16.8
	Materials: 5.9%
150,900		Commercial Metals Co.	2,319,333	0.8
108,500		HB Fuller Co.	2,275,245	0.8
44,200		Minerals Technologies, Inc.	2,689,128	0.9
80,600		Silgan Holdings, Inc.	2,759,744	1.0
		Other Securities	6,855,063	2.4
			16,898,513	5.9
	Telecommunication Services: 1.6%
		Other Securities	4,430,580	1.6
	Utilities: 3.4%
78,660		Cleco Corp.	2,385,758	0.8
132,400		Portland General Electric Co.	2,802,908	1.0
		Other Securities	4,622,116	1.6
			9,810,782	3.4
		Total Common Stock ( Cost $244,375,250 )	255,009,998	89.4
REAL ESTATE INVESTMENT TRUSTS: 5.4%
	Financials: 5.4%
266,652		DiamondRock Hospitality Co.	2,807,846	1.0
113,800	L	DuPont Fabros Technology, Inc.	2,570,742	0.9
53,960		Entertainment Properties Trust	2,498,348	0.9
89,887		National Retail Properties, Inc.	2,337,961	0.8
		Other Securities	5,144,794	1.8
			15,359,691	5.4
		Total Real Estate Investment Trusts ( Cost $14,212,670 )	15,359,691	5.4

See Accompanying Notes to Financial Statements
34

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Shares			Value	Percent of Net Assets
EXCHANGE-TRADED FUNDS: 2.9%
	Exchange-Traded Funds: 2.9%
88,400	L	iShares Russell 2000 Index Fund	$6,426,680	2.3
23,000	L	iShares Russell 2000 Growth Index Fund	1,873,350	0.6
			8,300,030	2.9
		Total Exchange- Traded Funds ( Cost $7,835,750 )	8,300,030	2.9
		Total Long-Term Investments ( Cost $266,423,670 )	278,669,719	97.7
SHORT-TERM INVESTMENTS: 6.5%
	Affiliated Mutual Fund: 2.3%
6,566,000		ING Institutional Prime Money Market Fund - Class I	6,566,000	2.3
		Total Mutual Fund ( Cost $6,566,000 )	6,566,000	2.3
	Securities Lending Collateralcc: 4.2%
11,968,620		BNY Mellon Overnight Government Fund (1)	11,968,620	4.2
105,207	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	84,165	—
		Total Securities Lending Collateral ( Cost $12,073,827 )	12,052,785	4.2
		Total Short-Term Investments ( Cost $18,639,827 )	18,618,785	6.5
		Total Investments in Securities ( Cost $285,063,497 ) *	$297,288,504	104.2
		Other Assets and Liabilities - Net	(11,927,434)	(4.2)
		Net Assets	$285,361,070	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at November 30, 2010.

*  Cost for federal income tax purposes is $285,514,034.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,794,862
Gross Unrealized Depreciation	(10,020,392)
Net Unrealized Appreciation	$11,774,470

See Accompanying Notes to Financial Statements
35

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$40,840,960	$—	$—	$40,840,960
Consumer Staples	5,193,285	—	—	5,193,285
Energy	15,257,702	—	—	15,257,702
Financials	35,978,176	—	—	35,978,176
Health Care	29,506,148	—	—	29,506,148
Industrials	49,082,086	—	—	49,082,086
Information Technology	48,011,766	—	—	48,011,766
Materials	16,898,513	—	—	16,898,513
Telecommunication Services	4,430,580	—	—	4,430,580
Utilities	9,810,782	—	—	9,810,782
Total Common Stock	255,009,998	—	—	255,009,998
Real Estate Investment Trusts	15,359,691	—	—	15,359,691
Exchange-Traded Funds	8,300,030	—	—	8,300,030
Short-Term Investments	18,534,620	—	84,165	18,618,785
Total Investments, at value	$297,204,339	$—	$84,165	$297,288,504

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2010:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/10
Asset Table
Investments, at value
Short-Term Investments	$84,165	$—	$—	$—	$—	$—	$—	$—	$84,165
Total Investments, at value	$84,165	$—	$—	$—	$—	$—	$—	$—	$84,165

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
36

  SUMMARY PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED)

Shares			Value	Percent of Net Assets
COMMON STOCK: 93.3%
	Consumer Discretionary: 10.3%
2,440	@,S	Amazon.com, Inc.	$427,976	0.5
19,880	S	Comcast Corp. - Class A	397,600	0.5
24,310	@,S	Ford Motor Co.	387,501	0.5
11,720	S	Home Depot, Inc.	354,061	0.4
7,550	S	McDonald's Corp.	591,165	0.7
13,450	S	Walt Disney Co.	491,060	0.6
		Other Securities	5,768,430	7.1
			8,417,793	10.3
	Consumer Staples: 10.4%
14,700	S	Altria Group, Inc.	352,800	0.4
16,410	S	Coca-Cola Co.	1,036,620	1.3
12,260	S	Kraft Foods, Inc.	370,865	0.5
11,157	S	PepsiCo, Inc.	721,077	0.9
13,000	S	Philip Morris International, Inc.	739,570	0.9
20,020	S	Procter & Gamble Co.	1,222,621	1.5
14,070	S	Wal-Mart Stores, Inc.	761,046	0.9
		Other Securities	3,236,461	4.0
			8,441,060	10.4
	Energy: 11.0%
14,080	S	Chevron Corp.	1,140,058	1.4
10,560	S	ConocoPhillips	635,395	0.8
35,818	S	ExxonMobil Corp.	2,491,481	3.1
5,610	S	Occidental Petroleum Corp.	494,634	0.6
9,641	S	Schlumberger Ltd.	745,635	0.9
		Other Securities	3,452,802	4.2
			8,960,005	11.0
	Financials: 13.2%
7,450	S	American Express Co.	321,989	0.4
70,682	S	Bank of America Corp.	773,968	1.0
12,200	@,S	Berkshire Hathaway, Inc.	972,096	1.2
178,320	@,S	Citigroup, Inc.	748,944	0.9
3,660	S	Goldman Sachs Group, Inc.	571,472	0.7
28,034	S	JP Morgan Chase & Co.	1,047,911	1.3
13,540	S	US Bancorp.	321,981	0.4
36,923	S	Wells Fargo & Co.	1,004,675	1.2
		Other Securities	4,940,434	6.1
			10,703,470	13.2
	Health Care: 10.6%
10,810	S	Abbott Laboratories	502,773	0.6
6,710	@,S	Amgen, Inc.	353,550	0.5
19,470	S	Johnson & Johnson	1,198,379	1.5
21,645	S	Merck & Co., Inc.	746,103	0.9
56,617	S	Pfizer, Inc.	922,291	1.1
		Other Securities	4,897,749	6.0
			8,620,845	10.6
Shares			Value	Percent of Net Assets
	Industrials: 10.3%
4,950	S	3M Co.	$415,701	0.5
5,170	S	Boeing Co.	329,691	0.4
4,480	S	Caterpillar, Inc.	379,008	0.4
75,410	S	General Electric Co.	1,193,740	1.5
3,540	S	Union Pacific Corp.	318,989	0.4
7,040	S	United Parcel Service, Inc. - Class B	493,715	0.6
6,570	S	United Technologies Corp.	494,524	0.6
		Other Securities	4,785,826	5.9
			8,411,194	10.3
	Information Technology: 17.8%
6,430	@,S	Apple, Inc.	2,000,695	2.5
40,240	@,S	Cisco Systems, Inc.	770,998	0.9
1,740	@,S	Google, Inc. - Class A	966,935	1.2
16,060	S	Hewlett-Packard Co.	673,396	0.8
39,230	S	Intel Corp.	828,538	1.0
8,900	S	International Business Machines Corp.	1,258,994	1.6
53,720	S	Microsoft Corp.	1,354,281	1.7
27,250	S	Oracle Corp.	736,840	0.9
11,230	S	Qualcomm, Inc.	524,890	0.6
		Other Securities	5,339,509	6.6
			14,455,076	17.8
	Materials: 3.5%
3,370	S	Freeport-McMoRan Copper & Gold, Inc.	341,448	0.4
		Other Securities	2,492,877	3.1
			2,834,325	3.5
	Telecommunication Services: 2.9%
41,580	S	AT&T, Inc.	1,155,508	1.4
19,870	S	Verizon Communications, Inc.	636,039	0.8
		Other Securities	549,297	0.7
			2,340,844	2.9
	Utilities: 3.3%
		Other Securities	2,692,075	3.3
		Total Common Stock ( Cost $72,147,124 )	75,876,687	93.3
REAL ESTATE INVESTMENT TRUSTS: 1.4%
	Financials: 1.4%
		Other Securities	1,090,045	1.4
		Total Real Estate Investment Trusts ( Cost $943,087 )	1,090,045	1.4
		Total Long-Term Investments ( Cost $73,090,211 )	76,966,732	94.7
		Total Investments in Securities ( Cost $73,090,211 ) *	$76,966,732	94.7
		Other Assets and Liabilities - Net	4,333,758	5.3
		Net Assets	$81,300,490	100.0

See Accompanying Notes to Financial Statements
37

  SUMMARY PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $82,022,281.

Net unrealized Depreciation consists of:
Gross Unrealized Appreciation	$9,296,185
Gross Unrealized Depreciation	(14,351,734)
Net Unrealized Depreciation	$(5,055,549)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$8,417,793	$—	$—	$8,417,793
Consumer Staples	8,441,060	—	—	8,441,060
Energy	8,960,005	—	—	8,960,005
Financials	10,703,470	—	—	10,703,470
Health Care	8,620,845	—	—	8,620,845
Industrials	8,411,194	—	—	8,411,194
Information Technology	14,455,076	—	—	14,455,076
Materials	2,834,325	—	—	2,834,325
Telecommunication Services	2,340,844	—	—	2,340,844
Utilities	2,692,075	—	—	2,692,075
Total Common Stock	75,876,687	—	—	75,876,687
Real Estate Investment Trusts	1,090,045	—	—	1,090,045
Total Investments, at value	$76,966,732	$—	$—	$76,966,732
Other Financial Instruments+:
Futures	$1,025,290	$—	$—	$1,025,290
Total Assets	$77,992,022	$—	$—	$77,992,022
Liabilities Table
Other Financial Instruments+:
Futures	$(1,538,122)	$—	$—	$(1,538,122)
Total Liabilities	$(1,538,122)	$—	$—	$(1,538,122)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
38

  SUMMARY PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2010 (UNAUDITED) (CONTINUED)

ING Tactical Asset Allocation Fund Open Futures Contracts on November 30, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CAC40® 10 Euro	83	12/17/10	$3,890,406	$(170,698)
DAX Index	14	12/17/10	3,044,821	201,678
FTSE 100 Index	7	12/17/10	603,694	979
FTSE/MIB Index	54	12/17/10	6,705,578	(556,584)
Hang Seng Index	26	12/30/10	3,855,250	(20,755)
IBEX 35® Index	37	12/17/10	4,431,268	(422,772)
Long Gilt	41	03/29/11	7,711,495	33,240
MSCI Singapore Index (SGX)	28	12/30/10	1,572,250	10,451
S&P 500 E-Mini	5	12/17/10	294,900	27,943
S&P 500 E-Mini	1	03/18/11	58,730	(177)
S&P 500®	15	12/16/10	4,423,500	330,397
U.S. Treasury 10-Year Note	20	03/22/11	2,482,188	(7,702)
			$39,074,080	$(574,000)
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
ASX SPI 200® Index	35	12/16/10	$3,852,080	$52,777
Australia 10-Year Bond	76	12/15/10	7,598,892	261,072
Japan 10-Year Bond (TSE)	5	12/09/10	8,416,179	45,011
OMXS30(TM) Index	470	12/17/10	7,409,692	(165,895)
S&P/TSX 60 Index	33	12/16/10	4,761,541	(193,539)
Swiss Federal Bond	40	12/08/10	5,571,663	61,742
			$37,610,047	$61,168

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$624,225
Interest rate contracts	Net Assets — Unrealized appreciation*	401,065
Total Asset Derivatives		$1,025,290
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$1,530,420
Interest rate contracts	Net Assets — Unrealized depreciation*	7,702
Total Liability Derivatives		$1,538,122

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the six months ended November 30, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$838,284
Interest rate contracts	(338,123)
Total	$500,161
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(768,348)
Interest rate contracts	901,361
Total	$133,013

See Accompanying Notes to Financial Statements
39

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
(formerly, PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  SAR-ADEALL  (1110-012111)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING Capital Allocation Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares				Value

AFFILIATED INVESTMENT COMPANIES:		99.9%
			99.9%
2,088,081	@	ING Alternative Beta Fund - Class I		$23,386,512
2,379,414		ING Core Equity Research Fund - Class I		26,054,589
668,147	@	ING Emerging Countries Fund - Class I		18,848,416
1,141,317		ING Global Bond Fund - Class I		13,536,021
684,655		ING Global Equity Dividend Fund - Class I		6,750,700
717,767		ING Global Real Estate Fund - Class I		11,233,050
2,170,129		ING High Yield Bond Fund - Class I		16,406,173
2,462,088		ING Index Plus International Equity Fund - Class I		19,622,841
5,326,510		ING Intermediate Bond Fund - Class I		51,081,233
647,651	@	ING MidCap Opportunities Fund - Class I		12,221,167
703,397	@	ING Small Company Fund - Class I		9,643,569
3,054,587		ING Tactical Asset Allocation Fund - Class I		25,689,076

		Total Affiliated Investment Companies ( Cost $ 220,912,515 )		234,473,347

Principal Amount				Value

CORPORATE BONDS/NOTES:		0.0%
		Energy:	0.0%
$ 200,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13		$-
200,000	±, X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13		-
30,885	±, X	PEA Lima, LLC, 12.630%, due 03/20/14		-

				-

		Financials:	0.0%
200,000	±, X	Twin Reefs Pass-through Trust, 1.390%, due 12/10/49		-

				-

		Total Corporate Bonds/Notes ( Cost $ 512,856 )		-

ASSET-BACKED SECURITIES:		0.1%
		Home Equity Asset-Backed Securities:	0.0%
23,319		Merrill Lynch Mortgage Investors Trust, 0.613%, due 07/25/34		18,883

				18,883

		Other Asset-Backed Securities:	0.1%
7,406		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.853%, due 07/25/33		6,595
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37		82,849
2,432		Residential Asset Mortgage Products, Inc., 0.873%, due 06/25/33		2,015

				91,459

		Total Asset-Backed Securities ( Cost $ 130,153 )		110,342

		Total Long-Term Investments ( Cost $ 221,555,524 )		234,583,689

Shares				Value

SHORT-TERM INVESTMENTS:		0.1%
		Securities Lending Collateralcc:	0.1%
317,673	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		254,138

		Total Short-Term Investments ( Cost $ 317,673 )		254,138

	Total Investments in Securities ( Cost $ 221,873,197 ) *	100.1%	$234,837,827
	Other Assets and Liabilities - Net	(0.1)	(143,425)

	Net Assets	100.0%	$234,694,402

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
R	Restricted security
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ING Core Equity Research Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares					Value

COMMON STOCK:			99.1%
		Consumer Discretionary:		10.7%
92,300	@	AnnTaylor Stores Corp.			$2,483,793
297,000		Comcast Corp. – Class A			5,940,000
148,129	@	DIRECTV			6,151,797
125,700	@, L	Ford Motor Co.			2,003,658
253,800	L	International Game Technology			3,928,824
60,588	@	Liberty Media Corp. - Starz			3,807,653
191,679		Macy’s, Inc.			4,922,317
305,400		Regal Entertainment Group			4,122,900
103,400	@, L	Urban Outfitters, Inc.			3,907,486
189,600		Wyndham Worldwide Corp.			5,451,000

					42,719,428

		Consumer Staples:		9.1%
194,800		Coca-Cola Enterprises, Inc.			4,704,420
43,700	@	Energizer Holdings, Inc.			3,076,043
204,400		Flowers Foods, Inc.			5,355,280
188,275		PepsiCo, Inc.			12,168,213
210,800		Wal-Mart Stores, Inc.			11,402,172

					36,706,128

		Energy:		13.1%
201,300		Arch Coal, Inc.			5,877,960
257,520		ExxonMobil Corp.			17,913,091
101,615		National Oilwell Varco, Inc.			6,227,983
66,200		Royal Dutch Shell PLC ADR - Class A			4,016,354
80,100		Schlumberger Ltd.			6,194,934
167,400		Suncor Energy, Inc.			5,626,314
96,600	@	Transocean Ltd.			6,475,098

					52,331,734

		Financials:		15.4%
441,203		Blackstone Group LP			5,647,398
2,164,400	@	Citigroup, Inc.			9,090,480
141,700	L	Comerica, Inc.			5,170,633
12,573		Goldman Sachs Group, Inc.			1,963,148
342,798		JP Morgan Chase & Co.			12,813,789
97,358		Reinsurance Group of America, Inc.			4,861,085
416,090		Wells Fargo & Co.			11,321,809
130,300		Willis Group Holdings Ltd.			4,147,449
331,734		XL Group Plc			6,521,890

					61,537,681

		Health Care:		10.4%
150,000		Aetna, Inc.			4,443,000
182,000		AmerisourceBergen Corp.			5,614,700
117,989		Covidien PLC			4,963,797
97,300	@	Medco Health Solutions, Inc.			5,966,436
250,900		Merck & Co., Inc.			8,648,523
572,813		Pfizer, Inc.			9,331,124
55,336		Teva Pharmaceutical Industries Ltd. ADR			2,769,013

					41,736,593

		Industrials:		9.7%
48,900	L	Acuity Brands, Inc.			2,633,754
110,300		Boeing Co.			7,033,831
99,800		Fluor Corp.			5,771,434
81,687		Harsco Corp.			1,965,389
87,341		Ingersoll-Rand PLC			3,580,981
59,763		Union Pacific Corp.			5,385,244
159,251	@	WABCO Holdings, Inc.			7,914,775

177,300		Waste Connections, Inc.			4,609,800

					38,895,208

		Information Technology:		21.3%
139,700	@, L	Ansys, Inc.			6,775,450
55,148	@	Apple, Inc.			17,159,300
454,728	@	Cisco Systems, Inc.			8,712,588
405,200		Intel Corp.			8,557,824
409,900		Jabil Circuit, Inc.			6,193,589
333,000	@	Marvell Technology Group Ltd.			6,423,570
593,300		Microsoft Corp.			14,957,096
246,169		Qualcomm, Inc.			11,505,939
68,500		Visa, Inc.			5,058,725

					85,344,081

		Materials:		4.0%
109,700		EI Du Pont de Nemours & Co.			5,154,803
207,600	L	Packaging Corp. of America			5,324,940
111,500	L	United States Steel Corp.			5,420,015

					15,899,758

		Telecommunication Services:		3.3%
137,800	@, L	SBA Communications Corp.			5,394,870
1,326,200	@, L	Sprint Nextel Corp.			5,013,036
92,600		Verizon Communications, Inc.			2,964,126

					13,372,032

		Utilities:		2.1%
448,100		Great Plains Energy, Inc.			8,357,065

					8,357,065

		Total Common Stock ( Cost $ 342,906,974 )			396,899,708

SHORT-TERM INVESTMENTS:			5.2%
		Affiliated Mutual Fund:		1.4%
5,614,000		ING Institutional Prime Money Market Fund - Class I			5,614,000

		Total Mutual Fund ( Cost $ 5,614,000 )			5,614,000

		Securities Lending Collateralcc:		3.8%
14,784,138		BNY Mellon Overnight Government Fund (1)			14,784,138
232,316	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			185,853

		Total Securities Lending Collateral ( Cost $ 15,016,454 )			14,969,991

		Total Short-Term Investments ( Cost $ 20,630,454 )			20,583,991

		Total Investments in Securities ( Cost $ 363,537,428 ) *	104.3%		$417,483,699
		Other Assets and Liabilities - Net	(4.3)		(17,107,170)

		Net Assets	100.0%		$400,376,529

	@	Non-income producing security
	ADR	American Depositary Receipt
	cc	Securities purchased with cash collateral for securities loaned.
	(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
	(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
		to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is
		being fair valued daily. Please see the accompanying Notes to Financial Statements
		for additional details on securities lending.
	R	Restricted security
	L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

ING Corporate Leaders 100 Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares					Value

COMMON STOCK:			97.1%
		Consumer Discretionary:		11.1%
580	@	Amazon.com, Inc.			$101,732
5,040		Comcast Corp. – Class A			100,800
7,420	@	Ford Motor Co.			118,275
2,880		Home Depot, Inc.			87,005
4,090		Lowe’s Cos., Inc.			92,843
1,230		McDonald’s Corp.			96,309
6,890		News Corp. - Class A			93,980
1,140		Nike, Inc.			98,188
1,720		Target Corp.			97,937
2,986		Time Warner, Inc.			88,057
2,770		Walt Disney Co.			101,133

					1,076,259

		Consumer Staples:		14.2%
3,770		Altria Group, Inc.			90,480
2,840		Avon Products, Inc.			81,110
2,540		Campbell Soup Co.			86,106
1,560		Coca-Cola Co.			98,545
1,170		Colgate-Palmolive Co.			89,564
1,410		Costco Wholesale Corp.			95,330
2,930		CVS Caremark Corp.			90,830
1,920		HJ Heinz Co.			92,678
2,930		Kraft Foods, Inc.			88,633
1,370		PepsiCo, Inc.			88,543
1,624		Philip Morris International, Inc.			92,389
1,520		Procter & Gamble Co.			92,826
6,710		Sara Lee Corp.			100,650
2,720		Walgreen Co.			94,792
1,720		Wal-Mart Stores, Inc.			93,035

					1,375,511

		Energy:		11.0%
2,170		Baker Hughes, Inc.			113,187
1,130		Chevron Corp.			91,496
1,600		ConocoPhillips			96,272
1,410		Devon Energy Corp.			99,504
1,490		ExxonMobil Corp.			103,644
2,740		Halliburton Co.			103,682
2,040		National Oilwell Varco, Inc.			125,032
1,200		Occidental Petroleum Corp.			105,804
1,490		Schlumberger Ltd.			115,237
4,800		Williams Cos., Inc.			109,488

					1,063,346

		Financials:		14.8%
2,900		Allstate Corp.			84,419
2,130		American Express Co.			92,059
6,980		Bank of America Corp.			76,431
3,550		Bank of New York Mellon Corp.			95,815
1,110	@	Berkshire Hathaway, Inc.			88,445
2,350		Capital One Financial Corp.			87,491
23,340	@	Citigroup, Inc.			98,028
630		Goldman Sachs Group, Inc.			98,368
2,380		JP Morgan Chase & Co.			88,964
2,360		Metlife, Inc.			90,034
3,740		Morgan Stanley			91,480

3,190		NYSE Euronext		87,151
12,690		Regions Financial Corp.		68,272
4,220		US Bancorp.		100,352
3,660		Wells Fargo & Co.		99,589
5,672		Weyerhaeuser Co.		94,666

				1,441,564

		Health Care:	9.1%
1,740		Abbott Laboratories		80,927
1,670	@	Amgen, Inc.		87,992
1,920		Baxter International, Inc.		93,216
3,330		Bristol-Myers Squibb Co.		84,049
2,550	@	Gilead Sciences, Inc.		93,075
1,470		Johnson & Johnson		90,479
2,750		Medtronic, Inc.		92,208
2,467		Merck & Co., Inc.		85,037
5,261		Pfizer, Inc.		85,702
2,600		UnitedHealth Group, Inc.		94,952

				887,637

		Industrials:	11.5%
1,050		3M Co.		88,179
1,390		Boeing Co.		88,640
1,140		Caterpillar, Inc.		96,444
1,060		FedEx Corp.		96,587
1,450		General Dynamics Corp.		95,831
5,590		General Electric Co.		88,490
2,080		Honeywell International, Inc.		103,397
1,270		Lockheed Martin Corp.		86,411
1,530		Norfolk Southern Corp.		92,060
2,010		Raytheon Co.		92,963
1,370		United Parcel Service, Inc. - Class B		96,078
1,280		United Technologies Corp.		96,346

				1,121,426

		Information Technology:	13.8%
320	@	Apple, Inc.		99,568
4,190	@	Cisco Systems, Inc.		80,280
7,050	@	Dell, Inc.		93,201
4,430	@	EMC Corp.		95,201
170	@	Google, Inc. - Class A		94,471
2,150		Hewlett-Packard Co.		90,150
4,750		Intel Corp.		100,320
680		International Business Machines Corp.		96,193
410		Mastercard, Inc.		97,182
3,740		Microsoft Corp.		94,285
3,370		Oracle Corp.		91,125
2,070		Qualcomm, Inc.		96,752
3,410		Texas Instruments, Inc.		108,438
8,890		Xerox Corp.		101,879

				1,339,045

		Materials:	5.4%
7,580		Alcoa, Inc.		99,450
3,340		Dow Chemical Co.		104,141
2,050		EI Du Pont de Nemours & Co.		96,330
1,060		Freeport-McMoRan Copper & Gold, Inc.		107,399
1,910		Monsanto Co.		114,442

				521,762

		Telecommunication Services:	2.6%
3,190		AT&T, Inc.		88,650
19,890	@	Sprint Nextel Corp.		75,184
2,800		Verizon Communications, Inc.		89,628

				253,462

	Utilities:			3.6%
2,510	American Electric Power Co., Inc.				89,356
1,190	Entergy Corp.				84,776
2,140	Exelon Corp.				84,252
2,450	Southern Co.				92,414

					350,798

	Total Common Stock ( Cost $ 6,564,386 )				9,430,810

EXCHANGE-TRADED FUNDS:		2.4%
	Exchange-Traded Funds:			2.4%
2,000	SPDR Trust Series 1				236,960

	Total Exchange-Traded Funds ( Cost $ 227,207 )				236,960

	Total Long-Term Investments ( Cost $ 6,791,593 )				9,667,770

SHORT-TERM INVESTMENTS:		0.2%
	Affiliated Mutual Fund:			0.2%
16,000	ING Institutional Prime Money Market Fund - Class I				16,000

	Total Short-Term Investments ( Cost $ 16,000 )				16,000

	Total Investments in Securities ( Cost $ 6,807,593 ) *		99.7%		$9,683,770
	Other Assets and Liabilities - Net		0.3		31,793

	Net Assets		100.0%		$9,715,563

@	Non-income producing security

ING Index Plus LargeCap Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares					Value

COMMON STOCK:			94.1%
		Consumer Discretionary:		10.7%
5,100	@	Amazon.com, Inc.			$894,540
6,300	@	Apollo Group, Inc. - Class A			214,200
5,700	@	Autozone, Inc.			1,478,637
3,400	@	Bed Bath & Beyond, Inc.			148,716
4,500		Best Buy Co., Inc.			192,240
7,700	@	Carmax, Inc.			253,330
7,600		Carnival Corp.			313,956
8,800		CBS Corp. - Class B			148,192
7,700		Coach, Inc.			435,358
35,252		Comcast Corp. – Class A			705,040
17,200		D.R. Horton, Inc.			172,688
1,900		Darden Restaurants, Inc.			93,005
1,400		DeVry, Inc.			60,116
72,580	@	DIRECTV			3,014,247
24,000	@	Discovery Communications, Inc. - Class A			978,720
8,400		Expedia, Inc.			221,172
4,900		Family Dollar Stores, Inc.			245,980
36,500	@	Ford Motor Co.			581,810
2,000		Fortune Brands, Inc.			118,180
13,880		Gap, Inc.			296,477
5,400		Genuine Parts Co.			259,956
5,300		H&R Block, Inc.			66,727
25,400		Hasbro, Inc.			1,210,564
23,800		Home Depot, Inc.			718,998
4,000		International Game Technology			61,920
20,000	@	Interpublic Group of Cos., Inc.			213,000
3,100		JC Penney Co., Inc.			103,137
6,800		Johnson Controls, Inc.			247,792
4,000	@	Kohl’s Corp.			225,680
46,500		Limited Brands, Inc.			1,565,655
18,200		Lowe’s Cos., Inc.			413,140
12,300		Macy’s, Inc.			315,864
5,000		Marriott International, Inc.			196,050
9,300	@	Mattel, Inc.			240,312
58,800		McDonald’s Corp.			4,604,040
4,100		McGraw-Hill Cos., Inc.			141,409
3,700		Newell Rubbermaid, Inc.			62,049
41,400		News Corp. - Class A			564,696
25,100		Nike, Inc.			2,161,863
2,200		Nordstrom, Inc.			94,160
2,600		Omnicom Group			118,144
1,800	@	O’Reilly Automotive, Inc.			108,324
1,700		Polo Ralph Lauren Corp.			185,708
600	@	Priceline.com, Inc.			236,430
4,100		Ross Stores, Inc.			266,008
3,900		Scripps Networks Interactive - Class A			198,705
14,500		Stanley Black & Decker, Inc.			863,185
12,600		Staples, Inc.			277,326
14,800		Starbucks Corp.			452,880
3,700		Starwood Hotels & Resorts Worldwide, Inc.			210,308
9,369		Target Corp.			533,471
17,700		Tiffany & Co.			1,099,170
26,900		Time Warner Cable, Inc.			1,655,426
12,400		Time Warner, Inc.			365,676
9,000		TJX Cos., Inc.			410,490

6,100	@	Urban Outfitters, Inc.		230,519
4,100		VF Corp.		339,808
7,800		Viacom - Class B		295,074
24,500		Walt Disney Co.		894,495
1,000		Whirlpool Corp.		73,000
2,400		Wyndham Worldwide Corp.		69,000
1,500		Wynn Resorts Ltd.		151,650
46,300		Yum! Brands, Inc.		2,318,704

				35,387,117

		Consumer Staples:	10.5%
161,100		Altria Group, Inc.		3,866,400
26,002		Archer-Daniels-Midland Co.		753,798
40,300		Avon Products, Inc.		1,150,968
3,981		Brown-Forman Corp.		260,437
5,616		Campbell Soup Co.		190,382
1,800		Clorox Co.		111,258
43,687		Coca-Cola Co.		2,759,708
46,400		Coca-Cola Enterprises, Inc.		1,120,560
5,300		Colgate-Palmolive Co.		405,715
42,400	@	Constellation Brands, Inc.		873,864
4,600		Costco Wholesale Corp.		311,006
15,100		CVS Caremark Corp.		468,100
7,819		Dr Pepper Snapple Group, Inc.		286,410
18,500		Estee Lauder Cos., Inc.		1,386,020
6,600		General Mills, Inc.		233,178
4,800		Hershey Co.		224,640
24,900		HJ Heinz Co.		1,201,923
22,500		Hormel Foods Corp.		1,104,300
2,000		Kellogg Co.		98,460
4,219		Kimberly-Clark Corp.		261,114
40,200		Kraft Foods, Inc.		1,216,050
14,500		Kroger Co.		341,475
2,000		Lorillard, Inc.		159,160
17,600		McCormick & Co., Inc.		774,576
31,900		Mead Johnson Nutrition Co.		1,900,283
5,500		Molson Coors Brewing Co.		262,075
29,700		PepsiCo, Inc.		1,919,511
46,355		Philip Morris International, Inc.		2,637,136
36,310		Procter & Gamble Co.		2,217,452
69,094		Reynolds American, Inc.		2,137,768
11,000		Safeway, Inc.		252,890
17,100		Sara Lee Corp.		256,500
28,400		Sysco Corp.		824,168
12,700		Tyson Foods, Inc.		201,041
30,800		Walgreen Co.		1,073,380
24,536		Wal-Mart Stores, Inc.		1,327,152

				34,568,858

		Energy:	11.8%
7,400		Anadarko Petroleum Corp.		474,784
6,000		Apache Corp.		645,840
19,200		Baker Hughes, Inc.		1,001,472
6,000		Cabot Oil & Gas Corp.		209,820
29,200	@	Cameron International Corp.		1,404,812
8,400		Chesapeake Energy Corp.		177,408
92,627		Chevron Corp.		7,500,008
74,100		ConocoPhillips		4,458,597
2,900		Consol Energy, Inc.		121,684
13,700	@	Denbury Resources, Inc.		249,066
6,600		Devon Energy Corp.		465,762
22,900		Diamond Offshore Drilling		1,483,004
106,200		El Paso Corp.		1,432,638
4,000		EOG Resources, Inc.		355,800

6,000		EQT Corp.		242,820
92,301	S	ExxonMobil Corp.		6,420,452
19,000	@	FMC Technologies, Inc.		1,600,560
9,700		Halliburton Co.		367,048
4,600		Helmerich & Payne, Inc.		208,656
3,700		Hess Corp.		259,185
11,100		Marathon Oil Corp.		371,517
1,400		Massey Energy Co.		68,754
2,500		Murphy Oil Corp.		168,800
10,300	@	Nabors Industries Ltd.		227,527
5,403		National Oilwell Varco, Inc.		331,150
5,100		Noble Energy, Inc.		414,375
13,900		Occidental Petroleum Corp.		1,225,563
3,500		Peabody Energy Corp.		205,835
3,700		Pioneer Natural Resources Co.		296,407
7,300		QEP Resources, Inc.		256,449
6,000		Range Resources Corp.		251,940
6,100	@	Rowan Cos., Inc.		183,915
17,629		Schlumberger Ltd.		1,363,427
10,700	@	Southwestern Energy Co.		387,340
69,600		Spectra Energy Corp.		1,654,392
16,400		Sunoco, Inc.		658,296
7,300		Valero Energy Corp.		142,204
68,100		Williams Cos., Inc.		1,553,361

				38,840,668

		Financials:	11.0%
28,400		ACE Ltd.		1,661,968
7,922		Aflac, Inc.		407,983
6,900		Allstate Corp.		200,859
54,300		American Express Co.		2,346,846
1,800	@, L	American International Group, Inc.		74,322
22,100		Ameriprise Financial, Inc.		1,145,664
9,200		AON Corp.		369,104
32,000		Assurant, Inc.		1,128,640
157,643		Bank of America Corp.		1,726,191
15,400		Bank of New York Mellon Corp.		415,646
8,900		BB&T Corp.		206,480
33,200	@	Berkshire Hathaway, Inc.		2,645,376
5,800		Capital One Financial Corp.		215,934
11,700	@	CB Richard Ellis Group, Inc.		224,523
12,600		Charles Schwab Corp.		189,378
4,200		Chubb Corp.		239,442
2,200		Cincinnati Financial Corp.		66,319
447,900	@	Citigroup, Inc.		1,881,180
895		CME Group, Inc.		257,814
1,497		Comerica, Inc.		54,626
16,200		Discover Financial Services		296,136
12,480	@	E*Trade Financial Corp.		184,080
22,811		Fifth Third Bancorp.		272,591
1,900		Franklin Resources, Inc.		216,771
6,400	@	Genworth Financial, Inc.		74,624
8,179		Goldman Sachs Group, Inc.		1,277,069
5,800		Hartford Financial Services Group, Inc.		129,108
20,400		Hudson City Bancorp., Inc.		231,540
34,700		Huntington Bancshares, Inc.		202,475
1,000	@	IntercontinentalExchange, Inc.		112,700
13,700	@	Invesco Ltd.		297,838
63,553		JP Morgan Chase & Co.		2,375,611
31,000		Keycorp		233,430
2,200		Legg Mason, Inc.		71,764
2,600	@	Leucadia National Corp.		67,496
4,000		Lincoln National Corp.		95,520

10,400		Loews Corp.		389,064
1,000		M&T Bank Corp.		76,960
16,300		Marsh & McLennan Cos., Inc.		408,804
7,200		Marshall & Ilsley Corp.		34,488
15,300		Metlife, Inc.		583,695
2,600		Moody’s Corp.		69,758
20,700		Morgan Stanley		506,322
54,400	@	Nasdaq Stock Market, Inc.		1,167,424
6,400		Northern Trust Corp.		321,920
3,400		NYSE Euronext		92,888
17,000		People’s United Financial, Inc.		210,630
57,100		PNC Financial Services Group, Inc.		3,074,835
9,800		Principal Financial Group, Inc.		266,952
8,600		Progressive Corp.		174,924
37,300		Prudential Financial, Inc.		1,890,364
41,400		Regions Financial Corp.		222,732
6,400	@	SLM Corp.		73,920
6,418		State Street Corp.		277,258
6,400		SunTrust Bank		149,504
3,300		T. Rowe Price Group, Inc.		192,489
13,700		Torchmark Corp.		787,339
7,834		Travelers Cos., Inc.		422,958
4,372		UnumProvident Corp.		93,954
26,962		US Bancorp.		641,156
81,504		Wells Fargo & Co.		2,217,724
6,700		Weyerhaeuser Co.		111,823
4,500		XL Group Plc		88,470

				36,145,403

		Health Care:	11.5%
70,158		Abbott Laboratories		3,263,049
10,600		Aetna, Inc.		313,972
40,300	@	Agilent Technologies, Inc.		1,411,306
7,300		Allergan, Inc.		483,771
35,926		AmerisourceBergen Corp.		1,108,317
14,372	@	Amgen, Inc.		757,261
11,700		Baxter International, Inc.		568,035
4,200		Becton Dickinson & Co.		327,306
19,900	@	Biogen Idec, Inc.		1,273,003
54,100	@	Boston Scientific Corp.		347,322
118,500		Bristol-Myers Squibb Co.		2,990,940
40,400		Cardinal Health, Inc.		1,437,432
12,600	@	CareFusion Corp.		288,162
5,900	@	Celgene Corp.		350,342
3,400	@	Cephalon, Inc.		215,866
1,000	@	Cerner Corp.		87,860
3,600		Cigna Corp.		132,516
8,400	@	Coventry Health Care, Inc.		212,688
2,000		CR Bard, Inc.		169,700
3,800	@	DaVita, Inc.		276,260
2,000		Densply International, Inc.		61,840
34,000		Eli Lilly & Co.		1,144,440
9,900	@	Express Scripts, Inc.		515,691
37,100	@	Forest Laboratories, Inc.		1,183,119
3,400	@	Genzyme Corp.		242,148
11,300	@	Gilead Sciences, Inc.		412,450
22,800	@	Hospira, Inc.		1,282,728
2,750	@	Humana, Inc.		154,110
1,300	@	Intuitive Surgical, Inc.		338,377
44,499		Johnson & Johnson		2,738,913
16,600	@, S	King Pharmaceuticals, Inc.		234,890
4,200	@	Laboratory Corp. of America Holdings		344,526
7,000	@	Life Technologies Corp.		348,635

4,468		McKesson Corp.		285,505
8,100	@	Medco Health Solutions, Inc.		496,692
22,100		Medtronic, Inc.		741,013
123,658		Merck & Co., Inc.		4,262,491
4,100	@	Mylan Laboratories		80,217
189,538		Pfizer, Inc.		3,087,574
6,500		Quest Diagnostics		320,580
10,300	@	St. Jude Medical, Inc.		398,507
6,200		Stryker Corp.		310,558
6,642	@, S	Thermo Fisher Scientific, Inc.		337,812
21,105		UnitedHealth Group, Inc.		770,755
13,800	@	Varian Medical Systems, Inc.		908,454
3,661	@	Waters Corp.		281,421
1,400	@	Watson Pharmaceuticals, Inc.		68,236
7,500	@	WellPoint, Inc.		418,050
3,900	@	Zimmer Holdings, Inc.		192,114

				37,976,954

		Industrials:	10.7%
45,200		3M Co.		3,795,896
5,800		Avery Dennison Corp.		217,732
28,400		Boeing Co.		1,811,068
8,400		Caterpillar, Inc.		710,640
1,200		CH Robinson Worldwide, Inc.		88,452
2,400		Cintas Corp.		64,188
10,000		CSX Corp.		608,100
4,400		Cummins, Inc.		427,328
6,700		Danaher Corp.		289,775
27,700		Deere & Co.		2,069,190
5,380		Dover Corp.		294,878
2,800		Dun & Bradstreet Corp.		210,952
9,900		Eaton Corp.		954,360
32,706		Emerson Electric Co.		1,801,119
6,300		Equifax, Inc.		218,043
5,300		Expeditors International Washington, Inc.		280,370
3,000	L	Fastenal Co.		160,560
3,100		FedEx Corp.		282,472
2,200		Flowserve Corp.		232,012
2,300		Fluor Corp.		133,009
4,900		General Dynamics Corp.		323,841
222,874		General Electric Co.		3,528,095
10,700		Goodrich Corp.		917,739
8,400		Honeywell International, Inc.		417,564
6,400		Illinois Tool Works, Inc.		304,832
2,200		Ingersoll-Rand PLC		90,200
9,700		Iron Mountain, Inc.		215,437
5,467		ITT Corp.		251,482
1,500		L-3 Communications Holdings, Inc.		105,495
2,871		Lockheed Martin Corp.		195,343
16,500		Masco Corp.		180,015
9,800		Norfolk Southern Corp.		589,666
2,800		Northrop Grumman Corp.		172,704
6,500		Paccar, Inc.		350,090
4,900		Pall Corp.		221,823
8,800		Parker Hannifin Corp.		706,024
2,800		Pitney Bowes, Inc.		61,432
2,900		Precision Castparts Corp.		400,403
10,400	@	Quanta Services, Inc.		183,144
3,450		Raytheon Co.		159,563
10,100		Republic Services, Inc.		284,214
7,800		Robert Half International, Inc.		216,216
13,200		Rockwell Automation, Inc.		872,784
4,500		Rockwell Collins, Inc.		252,270

9,400		Roper Industries, Inc.		680,654
800		Ryder System, Inc.		34,488
19,300		Southwest Airlines Co.		257,076
12,500	@	Stericycle, Inc.		923,750
11,100		Textron, Inc.		248,196
8,500		Tyco International Ltd.		322,065
13,300		Union Pacific Corp.		1,198,463
31,200		United Parcel Service, Inc. - Class B		2,188,056
36,043		United Technologies Corp.		2,712,957
6,200		Waste Management, Inc.		212,350
5,700		WW Grainger, Inc.		712,101

				35,140,676

		Information Technology:	18.3%
6,800	@	Adobe Systems, Inc.		188,564
7,600	@	Advanced Micro Devices, Inc.		55,404
28,300	@	Akamai Technologies, Inc.		1,476,977
61,800		Altera Corp.		2,168,562
27,500		Amphenol Corp.		1,375,825
3,900		Analog Devices, Inc.		138,684
29,566	@	Apple, Inc.		9,199,461
35,500		Applied Materials, Inc.		441,265
3,000	@	Autodesk, Inc.		105,870
6,400		Automatic Data Processing, Inc.		285,248
5,900	@	BMC Software, Inc.		261,960
7,200		Broadcom Corp.		320,328
41,358		CA, Inc.		946,685
121,680	@	Cisco Systems, Inc.		2,331,389
16,700	@	Citrix Systems, Inc.		1,109,214
42,600	@	Cognizant Technology Solutions Corp.		2,768,148
2,000		Computer Sciences Corp.		89,260
19,900		Corning, Inc.		351,434
22,000	@	Dell, Inc.		290,840
14,475	@	eBay, Inc.		421,657
90,400	@	Electronic Arts, Inc.		1,347,864
156,520	@	EMC Corp.		3,363,615
3,300		Fidelity National Information Services, Inc.		88,770
1,100	@, L	First Solar, Inc.		135,135
1,806	@	Fiserv, Inc.		99,872
3,910	@	Google, Inc. - Class A		2,172,826
5,518		Harris Corp.		244,116
34,584		Hewlett-Packard Co.		1,450,107
124,456		Intel Corp.		2,628,511
19,869		International Business Machines Corp.		2,810,669
48,200	@	Intuit, Inc.		2,163,698
11,000		Jabil Circuit, Inc.		166,210
8,800	@	Juniper Networks, Inc.		299,376
2,300		KLA-Tencor Corp.		84,341
4,200	@	Lexmark International, Inc.		152,208
59,000		Linear Technology Corp.		1,923,400
42,100	@	LSI Logic Corp.		241,654
1,200		Mastercard, Inc.		284,436
2,100	@	McAfee, Inc.		98,385
35,200		Microchip Technology, Inc.		1,183,072
41,100	@	Micron Technology, Inc.		298,386
120,574		Microsoft Corp.		3,039,671
66,600	@	Motorola, Inc.		510,156
5,000		National Semiconductor Corp.		66,750
7,465	@	NetApp, Inc.		380,192
7,600	@	Nvidia Corp.		103,360
59,563		Oracle Corp.		1,610,584
4,200		Paychex, Inc.		119,868
32,501		Qualcomm, Inc.		1,519,097

36,600	@	Red Hat, Inc.		1,592,100
3,900	@	SAIC, Inc.		59,748
12,300	@	Salesforce.com, Inc.		1,712,406
3,000	@	Sandisk Corp.		133,800
10,300	@	Symantec Corp.		173,040
6,118	@	Teradata Corp.		251,389
21,700		Texas Instruments, Inc.		690,060
10,700		Total System Services, Inc.		161,463
39,900	@	VeriSign, Inc.		1,368,969
6,700		Visa, Inc.		494,795
3,000	@	Western Digital Corp.		100,500
8,700		Western Union Co.		153,468
17,800		Xerox Corp.		203,988
3,000		Xilinx, Inc.		81,360
19,100	@	Yahoo!, Inc.		301,207

				60,391,397

		Materials:	2.8%
2,700		Air Products & Chemicals, Inc.		232,794
10,700		Airgas, Inc.		653,770
22,600		Alcoa, Inc.		296,512
1,300		Allegheny Technologies, Inc.		67,210
1,800		Cliffs Natural Resources, Inc.		123,012
11,500		Dow Chemical Co.		358,570
5,700		Ecolab, Inc.		272,517
51,000		EI Du Pont de Nemours & Co.		2,396,490
2,700		FMC Corp.		210,114
4,900		Freeport-McMoRan Copper & Gold, Inc.		496,468
14,400		International Flavors & Fragrances, Inc.		756,288
2,939		International Paper Co.		73,387
7,400		MeadWestvaco Corp.		183,816
5,200		Monsanto Co.		311,584
32,200		Newmont Mining Corp.		1,894,326
2,400		Nucor Corp.		90,576
2,200	@	Owens-Illinois, Inc.		59,136
1,200		PPG Industries, Inc.		93,552
3,100		Praxair, Inc.		285,355
8,000		Sealed Air Corp.		186,000
8,700	@	Titanium Metals Corp.		150,249

				9,191,726

		Telecommunication Services:	3.4%
24,900	@	American Tower Corp.		1,259,193
118,783		AT&T, Inc.		3,300,980
29,100		CenturyTel, Inc.		1,251,009
38,242		Frontier Communications Corp.		348,002
16,900	@	MetroPCS Communications, Inc.		205,335
289,100		Qwest Communications International, Inc.		2,023,700
98,200	@	Sprint Nextel Corp.		371,196
72,394		Verizon Communications, Inc.		2,317,332
19,000		Windstream Corp.		247,760

				11,324,507

		Utilities:	3.4%
21,900	@	AES Corp.		236,739
2,900		Allegheny Energy, Inc.		66,178
3,100		Ameren Corp.		89,032
8,500		American Electric Power Co., Inc.		302,600
47,200		CenterPoint Energy, Inc.		737,736
48,800		CMS Energy Corp.		876,936
31,900		Consolidated Edison, Inc.		1,543,003
7,700		Constellation Energy Group, Inc.		218,372
7,600		Dominion Resources, Inc.		315,628
4,916		DTE Energy Co.		219,008
26,400		Duke Energy Corp.		463,320

5,900		Edison International			217,946
3,300		Entergy Corp.			235,092
13,000		Exelon Corp.			511,810
5,700	L	FirstEnergy Corp.			200,127
400		Integrys Energy Group, Inc.			19,480
8,400		NextEra Energy, Inc.			425,208
666		Nicor, Inc.			28,805
30,400		Northeast Utilities			945,440
10,800	@	NRG Energy, Inc.			209,304
1,400		Oneok, Inc.			71,554
6,200		Pacific Gas & Electric Co.			290,966
3,000		Pepco Holdings, Inc.			55,050
22,500		Pinnacle West Capital Corp.			909,450
8,500		PPL Corp.			215,985
5,200		Progress Energy, Inc.			227,188
6,500		Public Service Enterprise Group, Inc.			200,395
5,100		SCANA Corp.			207,162
3,179		Sempra Energy			159,236
16,200		Southern Co.			611,064
4,100		Wisconsin Energy Corp.			246,902
12,700		Xcel Energy, Inc.			298,450

					11,355,166

		Total Common Stock (Cost $ 263,160,127)			310,322,472

REAL ESTATE INVESTMENT TRUSTS:			4.4%
		Financials:		4.4%
11,400		AvalonBay Communities, Inc.			1,257,762
12,400		Boston Properties, Inc.			1,039,120
44,200		Equity Residential			2,209,116
8,500		HCP, Inc.			279,905
23,400		Health Care Real Estate Investment Trust, Inc.			1,082,952
18,900		Host Hotels & Resorts, Inc.			311,472
14,600		Kimco Realty Corp.			243,236
2,200		Plum Creek Timber Co., Inc.			79,288
19,000		Prologis			247,190
22,750		Public Storage, Inc.			2,197,650
27,118		Simon Property Group, Inc.			2,671,123
23,100		Ventas, Inc.			1,184,337
18,900		Vornado Realty Trust			1,541,862

		Total Real Estate Investment Trusts (Cost $ 13,125,009)			14,345,013

		Total Long-Term Investments (Cost $ 276,285,136)			324,667,485

SHORT-TERM INVESTMENTS:			1.6%
		Affiliated Mutual Fund:		1.5%
4,936,000		ING Institutional Prime Money Market Fund - Class I			4,936,000

		Total Mutual Fund (Cost $ 4,936,000)			4,936,000

		Securities Lending Collateralcc:		0.1%
225,772		BNY Mellon Overnight Government Fund (1)			225,772
294,136	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			235,309

		Total Securities Lending Collateral (Cost $ 519,908)			461,081

		Total Short-Term Investments (Cost $ 5,455,908)			5,397,081

	Total Investments in Securities (Cost $ 281,741,044) *	100.1%	$330,064,566
	Other Assets and Liabilities - Net	(0.1)	(251,063)

	Net Assets	100.0%	$329,813,503

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

ING Index Plus MidCap Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares					Value

COMMON STOCK:			88.3%
		Consumer Discretionary:		14.9%
5,400		Aaron Rents, Inc.			$107,784
19,051	S	Advance Auto Parts, Inc.			1,257,175
13,160	@	Aeropostale, Inc.			355,715
14,700		American Eagle Outfitters			242,550
4,900	@	AnnTaylor Stores Corp.			131,859
3,453	@	Bally Technologies, Inc.			135,254
26,224	@, S	BorgWarner, Inc.			1,582,356
6,216		Brinker International, Inc.			127,055
13,139	@, L	Career Education Corp.			233,743
7,100	@	Cheesecake Factory			226,277
11,574		Chico’s FAS, Inc.			139,467
6,803	@	Chipotle Mexican Grill, Inc.			1,758,507
31,800	@, L	Corinthian Colleges, Inc.			131,334
8,200	@	Deckers Outdoor Corp.			630,580
4,900	@	Dick’s Sporting Goods, Inc.			167,629
30,184	@, S	Dollar Tree, Inc.			1,658,601
4,700	@	DreamWorks Animation SKG, Inc.			145,653
11,595	@	Dress Barn, Inc.			286,397
9,500		Foot Locker, Inc.			179,265
10,372	@	Fossil, Inc.			701,666
8,084		Gentex Corp.			169,683
3,739		Guess ?, Inc.			176,668
6,000	@	Hanesbrands, Inc.			162,900
4,592	@, L	ITT Educational Services, Inc.			268,586
9,089	@	J Crew Group, Inc.			397,371
7,304		John Wiley & Sons, Inc.			303,116
8,221	@	Lamar Advertising Co.			302,122
3,000	@	Life Time Fitness, Inc.			118,320
8,500	@	LKQ Corp.			183,388
13,630	@, L	Mohawk Industries, Inc.			716,120
4,605	@	NetFlix, Inc.			948,170
390	@, S	NVR, Inc.			241,792
7,700	@	Panera Bread Co.			771,848
14,273		Petsmart, Inc.			540,376
4,047		Phillips-Van Heusen			274,548
4,700		Polaris Industries, Inc.			341,643
10,000		Regis Corp.			178,200
4,400		Rent-A-Center, Inc.			122,496
24,875	@, L	Saks, Inc.			277,108
5,700		Scholastic Corp.			160,170
17,082		Service Corp. International			137,681
8,773		Sotheby’s			351,885
900	L	Strayer Education, Inc.			122,283
2,400		Thor Industries, Inc.			70,872
9,000	@	Toll Brothers, Inc.			161,550
22,600		Tractor Supply Co.			959,822
3,681		Tupperware Corp.			171,093
14,900	@, L	Under Armour, Inc.			860,177
6,374	@	Warnaco Group, Inc.			343,240
58,495		Wendy’s/Arby’s Group, Inc. - Class A			279,021
13,218		Williams-Sonoma, Inc.			439,763
3,584	@	WMS Industries, Inc.			158,950

					20,909,829

		Consumer Staples:		3.6%
22,400		Alberto-Culver Co.			833,280

2,900	@	BJ’s Wholesale Club, Inc.		132,849
8,201		Church & Dwight Co., Inc.		535,115
18,100		Corn Products International, Inc.		780,472
14,133	@	Energizer Holdings, Inc.		994,822
4,900		Flowers Foods, Inc.		128,380
13,106	@	Green Mountain Coffee Roasters, Inc.		485,970
4,726	@	Hansen Natural Corp.		251,518
3,500		Lancaster Colony Corp.		182,245
3,846	@	Ralcorp Holdings, Inc.		238,144
2,900		Ruddick Corp.		106,604
16,818	@	Smithfield Foods, Inc.		296,165
3,600		Universal Corp.		147,276

				5,112,840

		Energy:	6.2%
27,224		Arch Coal, Inc.		794,941
8,418	@	Atwood Oceanics, Inc.		299,681
3,436	@	Bill Barrett Corp.		132,114
8,328		Cimarex Energy Co.		670,737
6,900	@	Comstock Resources, Inc.		169,050
8,600	@	Dril-Quip, Inc.		665,984
4,561	@, L	Exterran Holdings, Inc.		103,398
6,877	@	Forest Oil Corp.		235,331
6,900		Frontier Oil Corp.		107,157
46,300	@	Helix Energy Solutions Group, Inc.		649,589
20,760	@	Newfield Exploration Co.		1,387,391
3,393	@	Oceaneering International, Inc.		234,456
4,400	@	Patriot Coal Corp.		71,192
8,600		Patterson-UTI Energy, Inc.		169,764
16,626	@	Plains Exploration & Production Co.		476,501
24,500	@	Pride International, Inc.		761,950
19,166	@	Quicksilver Resources, Inc.		272,541
14,711		Southern Union Co.		347,327
21,600	@	Superior Energy Services		721,224
3,168		Tidewater, Inc.		155,517
6,745	@	Unit Corp.		269,598

				8,695,443

		Financials:	8.6%
3,193	@	Affiliated Managers Group, Inc.		279,100
10,800		American Financial Group, Inc.		332,316
21,300		Apollo Investment Corp.		224,928
13,400		Arthur J. Gallagher & Co.		376,272
11,300		Associated Banc-Corp.		144,584
14,600		Bank of Hawaii Corp.		632,180
6,700		Brown & Brown, Inc.		153,229
29,500		Cathay General Bancorp.		398,545
2,900		City National Corp.		155,788
4,475		Commerce Bancshares, Inc.		168,036
3,934		Cullen/Frost Bankers, Inc.		210,626
14,423		Eaton Vance Corp.		428,652
6,170	S	Everest Re Group Ltd.		515,133
29,700		Fidelity National Title Group, Inc.		400,950
7,300		First American Financial Corp.		103,441
13,300		First Niagara Financial Group, Inc.		164,721
7,300		FirstMerit Corp.		127,203
13,364		Fulton Financial Corp.		115,599
1,500		Greenhill & Co., Inc.		112,410
6,580		Hanover Insurance Group, Inc.		297,942
14,407	S	HCC Insurance Holdings, Inc.		404,549
16,386		Jefferies Group, Inc.		395,722
12,320		Jones Lang LaSalle, Inc.		983,382
5,900		Mercury General Corp.		253,346
13,671	@	MSCI, Inc. - Class A		465,634

31,213	S	New York Community Bancorp., Inc.		524,378
8,376		NewAlliance Bancshares, Inc.		111,736
19,263		Old Republic International Corp.		243,870
2,700		Prosperity Bancshares, Inc.		87,858
5,382		Protective Life Corp.		126,585
5,787		Raymond James Financial, Inc.		165,971
9,042		Reinsurance Group of America, Inc.		451,467
18,133		SEI Investments Co.		409,443
6,800		Stancorp Financial Group, Inc.		282,880
2,600	@	SVB Financial Group		116,818
52,737	L	Synovus Financial Corp.		107,056
9,200		TCF Financial Corp.		125,212
7,845		Transatlantic Holdings, Inc.		396,957
4,200		Trustmark Corp.		89,628
8,657		Unitrin, Inc.		204,825
10,600		Valley National Bancorp.		134,620
4,900		Waddell & Reed Financial, Inc.		150,920
8,000		Washington Federal, Inc.		118,080
1,700		Westamerica Bancorp.		83,096
7,900		WR Berkley Corp.		210,851

				11,986,539

		Health Care:	10.5%
36,200	@	Allscripts Healthcare Solutions, Inc.		635,310
8,404		Beckman Coulter, Inc.		459,783
1,260	@	Bio-Rad Laboratories, Inc.		117,621
3,800	@	Charles River Laboratories International, Inc.		124,070
12,272	@	Community Health Systems, Inc.		390,986
7,461	@	Covance, Inc.		335,074
16,346	@, S	Edwards Lifesciences Corp.		1,084,721
13,646	@	Endo Pharmaceuticals Holdings, Inc.		491,392
2,900	@	Gen-Probe, Inc.		150,394
31,032	@	Health Management Associates, Inc.		276,495
30,657	@	Health Net, Inc.		827,739
10,183	@	Henry Schein, Inc.		584,810
12,721		Hill-Rom Holdings, Inc.		503,497
20,608	@	Hologic, Inc.		337,971
3,594	@	Idexx Laboratories, Inc.		230,771
5,176	@	Immucor, Inc.		95,083
3,921	@	Kinetic Concepts, Inc.		155,703
3,700	@	LifePoint Hospitals, Inc.		134,014
13,390		Lincare Holdings, Inc.		344,793
3,800	@	Masimo Corp.		117,268
13,175	S	Medicis Pharmaceutical Corp.		347,161
6,100	@	Mednax, Inc.		373,320
6,636	@	Mettler Toledo International, Inc.		963,414
16,011		Omnicare, Inc.		369,214
10,100		Owens & Minor, Inc.		285,325
22,489		Perrigo Co.		1,354,737
6,504		Pharmaceutical Product Development, Inc.		162,080
16,326	@	Resmed, Inc.		521,616
8,710		Steris Corp.		299,711
9,076		Techne Corp.		545,195
6,000		Teleflex, Inc.		299,640
10,253	@	Thoratec Corp.		260,990
2,742	@	United Therapeutics Corp.		172,554
11,293		Universal Health Services, Inc.		464,368
5,700	@	VCA Antech, Inc.		124,517
15,000	@	Vertex Pharmaceuticals, Inc.		496,950
10,300	@	WellCare Health Plans, Inc.		289,945

				14,728,232

		Industrials:	15.5%
8,000		Acuity Brands, Inc.		430,880

15,200	@	Aecom Technology Corp.		391,552
5,700	@	AGCO Corp.		257,298
8,943	@	Alaska Air Group, Inc.		491,865
10,000		Alexander & Baldwin, Inc.		350,900
4,700	@	Alliant Techsystems, Inc.		347,377
7,400		Ametek, Inc.		437,858
2,700		Baldor Electric Co.		170,937
6,607	@	BE Aerospace, Inc.		234,549
9,700		Brink’s Co.		238,038
5,904		Bucyrus International, Inc.		526,401
3,850		Carlisle Cos., Inc.		140,987
1,700	@	Clean Harbors, Inc.		125,885
3,677		Con-way, Inc.		124,283
9,845	@	Copart, Inc.		349,301
2,300		Corporate Executive Board Co.		79,787
15,092	@	Corrections Corp. of America		364,472
12,487		Crane Co.		468,013
8,600		Deluxe Corp.		182,234
4,566		Donaldson Co., Inc.		247,888
7,876	@	FTI Consulting, Inc.		280,701
11,800		Gardner Denver, Inc.		772,310
3,500		GATX Corp.		116,095
3,800		Graco, Inc.		136,648
12,933		Harsco Corp.		311,168
4,300		Herman Miller, Inc.		92,622
7,100		HNI, Corp.		189,144
10,753		Hubbell, Inc.		608,190
19,700		IDEX Corp.		738,159
6,002		JB Hunt Transport Services, Inc.		219,073
19,300	@	JetBlue Airways Corp.		131,047
19,005		Joy Global, Inc.		1,450,462
11,582	@	Kansas City Southern		548,292
9,854		KBR, Inc.		266,846
17,000		Kennametal, Inc.		574,940
3,200	@	Kirby Corp.		142,944
3,477		Landstar System, Inc.		124,998
7,000		Lennox International, Inc.		307,930
9,700		Lincoln Electric Holdings, Inc.		598,102
5,296		Manpower, Inc.		298,271
5,800		MSC Industrial Direct Co.		348,812
17,000	@	Navigant Consulting, Inc.		141,440
8,700		Nordson Corp.		691,041
12,200	@	Oshkosh Truck Corp.		350,140
6,847		Pentair, Inc.		225,266
5,668		Regal-Beloit Corp.		345,748
3,151		Rollins, Inc.		85,140
11,493	@	Shaw Group, Inc.		368,351
14,565		SPX Corp.		956,629
6,603	@	Terex Corp.		160,321
15,101	@	Thomas & Betts Corp.		671,239
23,166		Timken Co.		1,009,111
6,500		Towers Watson & Co.		326,300
12,600		Trinity Industries, Inc.		288,540
8,800	@	United Rentals, Inc.		172,656
9,671	@	URS Corp.		382,391
1,200		Valmont Industries, Inc.		97,032
2,799		Wabtec Corp.		129,398
34,200		Waste Connections, Inc.		889,200
1,600		Watsco, Inc.		96,432
3,922		Woodward Governor Co.		132,368

				21,736,002

		Information Technology:	15.9%

14,900	@	Acxiom Corp.		253,449
8,800	@, S	ADC Telecommunications, Inc.		111,936
12,200		Adtran, Inc.		379,908
10,300	@	Advent Software, Inc.		531,274
3,469	@, L	Alliance Data Systems Corp.		218,825
5,747	@	Ansys, Inc.		278,730
6,500	@	AOL, Inc.		157,170
27,860	@	Arrow Electronics, Inc.		863,939
29,723	@, S	Atmel Corp.		308,822
22,771	@	Avnet, Inc.		697,931
17,175		Broadridge Financial Solutions ADR		353,633
39,568	@, S	Cadence Design Systems, Inc.		311,004
6,820	@, L	Ciena Corp.		103,323
5,467	@	CommScope, Inc.		172,812
8,032	@	Convergys Corp.		103,532
6,800		CoreLogic, Inc.		123,828
7,683	@	Cree, Inc.		500,778
4,435		Diebold, Inc.		139,348
2,613	@	Digital River, Inc.		96,211
6,043		DST Systems, Inc.		259,003
4,976	@	Equinix, Inc.		386,138
12,402	@	F5 Networks, Inc.		1,635,576
13,000		Factset Research Systems, Inc.		1,152,710
8,200	@	Fairchild Semiconductor International, Inc.		115,210
9,800	@	Gartner, Inc.		315,266
5,530		Global Payments, Inc.		229,827
5,932	@	Informatica Corp.		244,873
9,762	@	Ingram Micro, Inc.		174,252
4,600	@	International Rectifier Corp.		130,456
8,700		Intersil Corp.		110,925
5,800	@	Itron, Inc.		329,266
5,400		Jack Henry & Associates, Inc.		147,636
13,500	@	Lam Research Corp.		611,955
12,250		Lender Processing Services, Inc.		376,933
4,400	@	Mantech International Corp.		175,648
8,800	@	Mentor Graphics Corp.		98,956
26,630	@	Micros Systems, Inc.		1,164,264
8,700		National Instruments Corp.		296,844
10,000	@	NCR Corp.		143,900
11,375	@	NeuStar, Inc.		293,930
33,100	@	Parametric Technology Corp.		709,002
7,644		Plantronics, Inc.		273,426
4,839	@	Polycom, Inc.		179,067
24,943	@	Quest Software, Inc.		631,058
5,200	@, L	Rackspace Hosting, Inc.		151,684
41,124	@	RF Micro Devices, Inc.		288,279
16,400	@	Riverbed Technolgoy, Inc.		556,124
21,524	@	Rovi Corp.		1,187,479
3,500	@	Semtech Corp.		81,865
6,900	@	Silicon Laboratories, Inc.		293,112
41,100	@	Skyworks Solutions, Inc.		1,045,995
17,300		Solera Holdings, Inc.		830,400
8,600	@	SRA International, Inc.		168,732
18,400	@	Synopsys, Inc.		472,696
2,879	@	Tech Data Corp.		126,878
21,800	@	TIBCO Software, Inc.		428,152
7,139	@	Trimble Navigation Ltd.		265,856
4,600	@	Valueclick, Inc.		71,484
25,357	@	Vishay Intertechnology, Inc.		361,591
3,600	@	Zebra Technologies Corp.		131,184

				22,354,085

		Materials:	6.5%

10,200		Albemarle Corp.			551,718
15,300		Aptargroup, Inc.			698,751
5,052		Ashland, Inc.			257,046
21,300		Cabot Corp.			762,540
2,800		Carpenter Technology Corp.			102,116
7,600		Commercial Metals Co.			116,812
15,698		Cytec Industries, Inc.			750,835
1,900		Greif, Inc. - Class A			111,036
2,500	@	Intrepid Potash, Inc.			76,625
14,600		Lubrizol Corp.			1,526,576
2,956		Martin Marietta Materials, Inc.			249,900
1,100		Minerals Technologies, Inc.			66,924
1,900		NewMarket Corp.			239,020
14,500		Olin Corp.			264,915
9,125		Packaging Corp. of America			234,056
4,934		Reliance Steel & Aluminum Co.			219,316
5,900		Rock-Tenn Co.			319,131
7,606		RPM International, Inc.			155,771
6,400		Scotts Miracle-Gro Co.			319,744
3,400		Sensient Technologies Corp.			115,498
3,400		Silgan Holdings, Inc.			116,416
24,614		Sonoco Products Co.			806,355
14,689		Steel Dynamics, Inc.			234,143
15,456		Temple-Inland, Inc.			324,112
12,218		Valspar Corp.			403,683
4,300		Worthington Industries			68,886

					9,091,925

		Telecommunication Services:		0.8%
14,900	@	Syniverse Holdings, Inc.			455,344
11,900		Telephone & Data Systems, Inc.			424,592
12,540	@	TW Telecom, Inc.			206,659

					1,086,595

		Utilities:		5.8%
4,075		AGL Resources, Inc.			149,675
21,900		Alliant Energy Corp.			795,189
7,700		Aqua America, Inc.			165,935
5,600		Atmos Energy Corp.			168,392
17,182		Black Hills Corp.			521,474
13,200		Cleco Corp.			400,356
14,976		DPL, Inc.			379,342
8,900		Energen Corp.			387,773
18,900		Great Plains Energy, Inc.			352,485
14,530		Hawaiian Electric Industries			318,062
12,564		Idacorp, Inc.			456,324
18,600		MDU Resources Group, Inc.			380,184
5,266		National Fuel Gas Co.			333,654
11,500		NSTAR			476,100
17,300		NV Energy, Inc.			236,837
19,538		OGE Energy Corp.			869,636
10,000		Questar Corp.			166,100
13,512		UGI Corp.			400,901
26,100		Vectren Corp.			675,990
6,500		Westar Energy, Inc.			161,915
7,596		WGL Holdings, Inc.			275,431

					8,071,755

		Total Common Stock ( Cost $ 101,289,549 )			123,773,245

REAL ESTATE INVESTMENT TRUSTS:			10.2%
		Financials:		10.2%
16,091		Alexandria Real Estate Equities, Inc.			1,074,074
11,345		AMB Property Corp.			331,047

16,924		BRE Properties, Inc.			728,917
15,133		Camden Property Trust			772,842
4,800		Corporate Office Properties Trust SBI MD			162,768
22,408		Duke Realty Corp.			249,401
9,500		Equity One, Inc.			164,445
8,795		Essex Property Trust, Inc.			974,838
16,300		Federal Realty Investment Trust			1,261,457
10,603		Highwoods Properties, Inc.			323,498
17,000		Hospitality Properties Trust			376,040
14,424		Liberty Property Trust			452,048
29,318		Macerich Co.			1,358,596
11,535		Mack-Cali Realty Corp.			366,236
14,000	S	Nationwide Health Properties, Inc.			504,700
29,100		Omega Healthcare Investors, Inc.			614,301
7,700		Potlatch Corp.			243,936
4,724		Rayonier, Inc.			240,735
23,800		Realty Income Corp.			810,390
5,830		Regency Centers Corp.			237,398
39,900		Senior Housing Properties Trust			890,967
16,900		SL Green Realty Corp.			1,105,260
30,300		UDR, Inc.			675,690
16,456		Weingarten Realty Investors			390,007

		Total Real Estate Investment Trusts ( Cost $ 11,146,518 )			14,309,591

		Total Long-Term Investments (Cost $ 112,436,067 )			138,082,836

SHORT-TERM INVESTMENTS:			3.2%
		Affiliated Mutual Fund:		1.8%
2,514,000		ING Institutional Prime Money Market Fund - Class I			2,514,000

		Total Mutual Fund ( Cost $ 2,514,000 )			2,514,000

		Securities Lending Collateralcc:		1.4%
1,320,624		BNY Mellon Overnight Government Fund (1)			1,320,624
750,670	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			600,536

		Total Securities Lending Collateral ( Cost $ 2,071,294 )			1,921,160

		Total Short-Term Investments ( Cost $ 4,585,294 )			4,435,160

		Total Investments in Securities ( Cost $ 117,021,361 ) *	101.7%		$142,517,996
		Other Assets and Liabilities - Net	(1.7)		(2,321,104)

		Net Assets	100.0%		$140,196,892

	@	Non-income producing security
	ADR	American Depositary Receipt
	cc	Securities purchased with cash collateral for securities loaned.
	(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
	(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
		to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is
		being fair valued daily. Please see the accompanying Notes to Financial Statements
		for additional details on securities lending.
	S	All or a portion of this security has been identified by the Fund to cover future
		collateral requirements for applicable futures, options, swaps, foreign currency
		contracts and/or when-issued or delayed-delivery securities.
	R	Restricted security
	L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

ING Index Plus SmallCap Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares					Value

COMMON STOCK:			91.1%
		Consumer Discretionary:		15.1%
1,300	@	American Public Education, Inc.			$44,421
3,366		Arbitron, Inc.			98,355
4,222		Big 5 Sporting Goods Corp.			58,264
237	@	Biglari Holdings, Inc.			92,027
5,000	@	BJ’s Restaurants, Inc.			183,250
1,100	@	Blue Nile, Inc.			54,395
150		Blyth, Inc.			6,687
5,150		Brown Shoe Co., Inc.			73,233
15,784		Brunswick Corp.			251,755
1,586	L	Buckle, Inc.			60,506
1,900	@	Buffalo Wild Wings, Inc.			92,131
9,238	@	Cabela’s, Inc.			205,546
3,632	@	California Pizza Kitchen, Inc.			61,417
14,100		Callaway Golf Co.			108,006
3,508	@, L	Capella Education Co.			192,203
3,995	@	Carter’s, Inc.			126,482
3,002		Cato Corp.			85,707
5,100	@	CEC Entertainment, Inc.			191,352
5,735	@	Childrens Place Retail Stores, Inc.			297,704
9,250	S	Christopher & Banks Corp.			49,303
3,219	@	Coinstar, Inc.			207,432
2,425		Cracker Barrel Old Country Store			127,701
8,496	@	CROCS, Inc.			149,062
1,260	@	DineEquity, Inc.			67,309
2,300	@	Drew Industries, Inc.			46,460
3,700		Ethan Allen Interiors, Inc.			61,013
12,682		Finish Line			226,374
11,297		Fred’s, Inc.			144,489
2,889	@	Genesco, Inc.			111,111
2,720		Group 1 Automotive, Inc.			105,346
3,283	@	Helen of Troy Ltd.			77,544
1,327	@	Hibbett Sporting Goods, Inc.			45,450
5,326		Hillenbrand, Inc.			102,845
1,750		HOT Topic, Inc.			10,728
8,176	@	HSN, Inc.			231,790
7,355	@	Iconix Brand Group, Inc.			137,391
9,000	@	Interval Leisure Group, Inc.			149,130
3,500	@	Jack in the Box, Inc.			70,403
2,886	@	Jakks Pacific, Inc.			55,556
5,638	@	Jo-Ann Stores, Inc.			273,105
3,381	@	JoS. A Bank Clothiers, Inc.			152,280
1,000	@	Kirkland’s, Inc.			11,950
5,679	@	K-Swiss, Inc.			71,101
6,376	@	La-Z-Boy, Inc.			48,011
26,135	@	Live Nation, Inc.			281,213
17,227	@, S	Liz Claiborne, Inc.			125,929
3,600	@	Lumber Liquidators			84,744
7,200	@	Maidenform Brands, Inc.			197,568
3,900		Marcus Corp.			50,544
9,715		Men’s Wearhouse, Inc.			277,072
5,760	@	Meritage Homes Corp.			109,267
2,881		Monro Muffler, Inc.			142,437
1,864		Nutri/System, Inc.			38,529
6,138	@	OfficeMax, Inc.			104,898

2,200		Oxford Industries, Inc.		54,340
4,330	@	Papa John’s International, Inc.		110,891
1,400	@, L	Peet’s Coffee & Tea, Inc.		53,382
4,339		PEP Boys-Manny Moe & Jack		53,760
450	@	Perry Ellis International, Inc.		12,245
5,300		PetMed Express, Inc.		93,969
5,123	L	PF Chang’s China Bistro, Inc.		258,916
12,696	@	Pinnacle Entertainment, Inc.		169,111
4,082		Pool Corp.		86,498
2,948	@, L	Pre-Paid Legal Services, Inc.		190,677
15,947	@, S	Quiksilver, Inc.		68,572
2,303	@	RC2 Corp.		51,011
3,050	@	Red Robin Gourmet Burgers, Inc.		56,517
6,035	@	Ruby Tuesday, Inc.		77,188
1,350	@	Ruth’s Chris Steak House		6,669
8,010	@	Shuffle Master, Inc.		85,947
7,901	@	Skechers USA, Inc.		182,434
3,800	@	Sonic Automotive, Inc.		47,044
7,850	@	Sonic Corp.		73,476
8,410		Stage Stores, Inc.		127,243
550		Standard Motor Products, Inc.		6,919
23,084	@, L	Standard-Pacific Corp.		82,179
3,160	@	Steven Madden Ltd.		142,990
3,157		Sturm Ruger & Co., Inc.		50,512
2,673		Superior Industries International		51,963
6,633	@	Texas Roadhouse, Inc.		113,358
3,076	@	True Religion Apparel, Inc.		68,995
1,650	@	Tuesday Morning Corp.		8,580
2,517	@	Universal Electronics, Inc.		69,167
4,400	@	Universal Technical Institute, Inc.		91,124
3,100	@, L	Volcom, Inc.		55,800
8,300	@	Winnebago Industries		86,984
8,680		Wolverine World Wide, Inc.		271,250
36,100	@, L	Zale Corp.		107,578
2,200	@, L	Zumiez, Inc.		69,982

				9,565,797

		Consumer Staples:	3.4%
10,600	@	Alliance One International, Inc.		41,128
4,255		Andersons, Inc.		137,522
1,478	@	Boston Beer Co., Inc.		120,723
4,200		Calavo Growers, Inc.		96,978
1,353		Cal-Maine Foods, Inc.		41,483
6,844		Casey’s General Stores, Inc.		272,015
4,923	@	Central Garden & Pet Co.		45,981
7,180	@	Darling International, Inc.		83,144
3,977		Diamond Foods, Inc.		185,090
4,712	@	Hain Celestial Group, Inc.		124,915
1,339		J&J Snack Foods Corp.		61,259
5,956		Lance, Inc.		139,430
5,750	@	Medifast, Inc.		140,070
1,726		Nash Finch Co.		63,776
1,735		Sanderson Farms, Inc.		76,791
500		Spartan Stores, Inc.		8,180
7,050	@	TreeHouse Foods, Inc.		350,244
3,788	@	United Natural Foods, Inc.		141,823
900		WD-40 Co.		35,181

				2,165,733

		Energy:	5.6%
8,200	@	Basic Energy Services, Inc.		118,900
6,411	@	Bristow Group, Inc.		281,507
3,674		CARBO Ceramics, Inc.		356,929

3,800	@	Gulfport Energy Corp.		70,832
4,980		Holly Corp.		178,981
3,750	@, L	Hornbeck Offshore Services, Inc.		82,688
14,385	@, S	ION Geophysical Corp.		103,428
3,064		Lufkin Industries, Inc.		155,130
10,500	@	Matrix Service Co.		104,265
5,778	@	Oil States International, Inc.		342,809
13,398		Penn Virginia Corp.		212,492
6,072	@	Petroleum Development Corp.		216,285
14,819	@, S	Pioneer Drilling Co.		101,510
1,744	@	SEACOR Holdings, Inc.		190,096
4,950	@, L	Seahawk Drilling, Inc.		40,244
7,035		SM Energy Co.		349,569
3,094	@	Stone Energy Corp.		63,922
3,658	@	Swift Energy Co.		133,480
15,500	@	Tetra Technologies, Inc.		170,500
9,923		World Fuel Services Corp.		298,682

				3,572,249

		Financials:	10.9%
3,019	@	Amerisafe, Inc.		55,821
3,275		Bank of the Ozarks, Inc.		124,090
11,950		Boston Private Financial Holdings, Inc.		64,172
8,263		Brookline Bancorp., Inc.		81,225
3,015		Cash America International, Inc.		109,143
1,800		City Holding Co.		57,726
4,343		Columbia Banking System, Inc.		75,742
6,140		Community Bank System, Inc.		147,851
9,320		Delphi Financial Group		239,338
2,700		Dime Community Bancshares		36,855
24,600		East-West Bancorp., Inc.		426,546
3,790	@, L	eHealth, Inc.		57,040
4,000		Employers Holdings, Inc.		64,600
10,672	@	Ezcorp, Inc.		268,508
4,039	@	First Cash Financial Services, Inc.		116,283
9,500		First Commonwealth Financial Corp.		58,900
12,820		First Financial Bancorp.		211,786
4,050		First Financial Bankshares, Inc.		195,899
8,496		First Midwest Bancorp., Inc.		79,608
8,779	@	Forestar Real Estate Group, Inc.		158,198
8,200		Glacier Bancorp., Inc.		109,306
2,200		Hancock Holding Co.		69,300
6,300		Home Bancshares, Inc.		130,410
3,892		Horace Mann Educators Corp.		63,556
2,831		Independent Bank Corp.		68,765
731		Infinity Property & Casualty Corp.		42,201
3,900	@	Interactive Brokers Group, Inc.		71,526
3,800	@	Investment Technology Group, Inc.		55,860
2,100	@	LaBranche & Co., Inc.		6,342
7,430	@, S	National Financial Partners Corp.		87,377
11,700	L	National Penn Bancshares, Inc.		78,507
800	@, L	Navigators Group, Inc.		39,592
4,526		NBT Bancorp., Inc.		100,477
14,000		Old National Bancorp.		144,340
3,330	@	OptionsXpress Holdings, Inc.		57,576
4,100	@	Pinnacle Financial Partners, Inc.		40,303
1,588	@	Piper Jaffray Cos.		47,592
3,725	@	Portfolio Recovery Associates, Inc.		236,053
5,377		PrivateBancorp, Inc.		65,384
6,019	@	ProAssurance Corp.		356,505
1,200		RLI Corp.		69,576
2,000		S&T Bancorp, Inc.		39,240

2,120		Safety Insurance Group, Inc.		99,237
2,950		Selective Insurance Group		48,675
7,198	@, S	Signature Bank		316,352
2,159		Simmons First National Corp.		62,719
5,848		Sterling Bancorp.		54,913
10,200		Sterling Bancshares, Inc.		60,537
5,965	@	Stifel Financial Corp.		309,166
30,267		Susquehanna Bancshares, Inc.		243,649
1,400		SWS Group, Inc.		7,280
7,867		Tower Group, Inc.		202,339
5,936		UMB Financial Corp.		221,413
22,014		Umpqua Holdings Corp.		233,128
3,718		United Bankshares, Inc.		97,449
5,700	@	United Community Banks, Inc.		8,721
300		United Fire & Casualty Co.		6,222
9,007		Whitney Holding Corp.		84,576
3,434		Wintrust Financial Corp.		98,384
3,555	@, L	World Acceptance, Corp.		156,633

				6,920,512

		Health Care:	12.3%
1,950	@	Abaxism, Inc.		52,650
7,900	@, L	Affymetrix, Inc.		32,864
1,200	@	Air Methods Corp.		59,076
5,712	@	Align Technology, Inc.		99,903
6,752	@, L	Amedisys, Inc.		191,622
14,715	@	American Medical Systems Holdings, Inc.		263,840
6,548	@	AMERIGROUP Corp.		281,760
19,450	@	AMN Healthcare Services, Inc.		108,920
1,934	@, S	Amsurg Corp.		35,547
700		Analogic Corp.		32,529
3,250	@	Bio-Reference Labs, Inc.		68,153
1,800		Cantel Medical Corp.		36,342
7,353	@	Catalyst Health Solutions, Inc.		315,591
5,096	@	Centene Corp.		118,482
1,500		Chemed Corp.		91,410
1,600		Computer Programs & Systems, Inc.		74,704
3,500	@	Conmed Corp.		75,285
6,146		Cooper Cos., Inc.		328,811
1,600	@	Corvel Corp.		73,104
5,817	@	Cubist Pharmaceuticals, Inc.		126,287
4,950	@	Cyberonics		133,007
1,536	@	Dionex Corp.		140,037
4,200	@	Emergent Biosolutions, Inc.		76,944
5,100		Ensign Group, Inc.		109,701
9,402	@	eResearch Technology, Inc.		52,745
8,533	@	Gentiva Health Services, Inc.		196,088
2,100	@	Greatbatch, Inc.		46,011
2,430	@	Haemonetics Corp.		142,860
3,200	@	Hanger Orthopedic Group, Inc.		61,376
5,931	@	Healthspring, Inc.		159,129
12,200	@	Healthways, Inc.		117,730
4,400	@	Hi-Tech Pharmacal Co., Inc.		104,632
3,500	@	HMS Holdings Corp.		220,535
2,200	@	ICU Medical, Inc.		80,630
4,700	@	Integra LifeSciences Holdings Corp.		203,839
3,809	S	Invacare Corp.		102,805
1,500	@	IPC The Hospitalist Co., Inc.		48,630
600	@	Kendle International, Inc.		5,406
250	@	Kensey Nash Corp.		6,785
1,500		Landauer, Inc.		98,415
2,147	@	LHC Group, Inc.		56,788

5,525	@	Magellan Health Services, Inc.		269,068
3,915	@	Martek Biosciences Corp.		86,130
3,687		Meridian Bioscience, Inc.		81,925
8,426	@	Merit Medical Systems, Inc.		128,412
3,163	@	Molina Healthcare, Inc.		80,309
3,095	@	MWI Veterinary Supply, Inc.		189,105
6,696	@	Natus Medical, Inc.		86,111
2,085	@	Neogen Corp.		77,458
2,603	@	Omnicell, Inc.		34,880
3,416	@	Par Pharmaceutical Cos., Inc.		122,737
12,106	@	Parexel International Corp.		212,581
10,151	@	PSS World Medical, Inc.		209,111
3,885		Quality Systems, Inc.		250,544
10,397	@	Regeneron Pharmaceuticals, Inc.		299,642
3,371	@	RehabCare Group, Inc.		68,195
3,000	@, L	Res-Care, Inc.		39,690
8,892	@, S	Salix Pharmaceuticals Ltd.		397,028
11,892	@, L	Savient Pharmaceuticals, Inc.		140,445
1,000	@	SurModics, Inc.		9,250
8,560	@	Symmetry Medical, Inc.		69,935
6,010	@	Viropharma, Inc.		92,855
3,287		West Pharmaceutical Services, Inc.		124,643
2,401	@	Zoll Medical Corp.		80,241

				7,781,268

		Industrials:	16.3%
250		AAON, Inc.		6,413
3,333	@	AAR Corp.		81,858
9,670		ABM Industries, Inc.		222,700
14,945		Actuant Corp.		353,150
1,941		Administaff, Inc.		54,911
1,513	@	Aerovironment, Inc.		37,371
3,250		Albany International Corp.		68,575
934	@, L	Allegiant Travel Co.		46,635
687		American Science & Engineering, Inc.		55,386
7,200		AO Smith Corp.		283,752
3,541		Apogee Enterprises, Inc.		39,836
4,767		Applied Industrial Technologies, Inc.		142,438
1,192		Applied Signal Technology, Inc.		39,169
2,471		Arkansas Best Corp.		60,873
1,627	@	Astec Industries, Inc.		48,729
3,350		AZZ, Inc.		124,855
1,600		Badger Meter, Inc.		67,872
9,890		Barnes Group, Inc.		188,800
3,207		Belden CDT, Inc.		106,729
6,199		Brady Corp.		191,735
12,549		Briggs & Stratton Corp.		218,478
150		Cascade Corp.		5,478
4,746	@	Ceradyne, Inc.		125,389
4,300		CIRCOR International, Inc.		169,850
5,183		Clarcor, Inc.		211,000
1,331	@	Consolidated Graphics, Inc.		63,302
2,062		Cubic Corp.		94,089
7,662	S	Curtiss-Wright Corp.		238,058
8,100	@	Dolan Media Co.		110,970
4,486	@	Dycom Industries, Inc.		59,305
5,941	@	EMCOR Group, Inc.		159,219
2,900		Encore Wire Corp.		66,062
2,550	@	EnPro Industries, Inc.		93,458
2,200		ESCO Technologies, Inc.		77,176
4,561	@	Esterline Technologies Corp.		268,552
3,439	@	Exponent, Inc.		120,090

12,500		Federal Signal Corp.		80,125
7,009		Forward Air Corp.		192,888
2,400		G&K Services, Inc.		66,576
8,405	@	Geo Group, Inc.		202,561
10,800	@	Gibraltar Industries, Inc.		109,836
8,401	@	Griffon Corp.		101,820
9,988		Healthcare Services Group		159,109
13,666		Heartland Express, Inc.		211,140
3,950		Heidrick & Struggles International, Inc.		82,042
2,629	@	HUB Group, Inc.		85,784
2,837	@	II-VI, Inc.		115,835
4,200	@	Insituform Technologies, Inc.		92,988
14,515		Interface, Inc.		209,597
3,329	S	John Bean Technologies Corp.		61,420
2,596	L	Kaman Corp.		73,129
7,316		Kaydon Corp.		255,914
3,000	@	Kelly Services, Inc.		53,625
5,509		Knight Transportation, Inc.		106,214
1,187		Lindsay Manufacturing Co.		70,080
3,350	@	Mobile Mini, Inc.		60,535
8,167	@	Moog, Inc.		301,036
7,762		Mueller Industries, Inc.		236,663
1,172		National Presto Industries, Inc.		136,069
9,528	@	Old Dominion Freight Line		275,169
850	@	On Assignment, Inc.		5,840
4,445	@	Orbital Sciences Corp.		72,454
2,700	@	Orion Marine Group, Inc.		36,288
1,100	@	Powell Industries, Inc.		38,698
6,719		Quanex Building Products Corp.		111,132
3,180		Robbins & Myers, Inc.		98,612
4,383	@	School Specialty, Inc.		55,357
5,612	@, S	SFN Group, Inc.		48,095
8,933		Simpson Manufacturing Co., Inc.		231,097
4,474		Skywest, Inc.		72,434
1,100		Standex International Corp.		32,890
10,871	@, S	SYKES Enterprises, Inc.		200,026
6,840	@	Teledyne Technologies, Inc.		275,105
5,515	@	Tetra Tech, Inc.		127,452
6,583		Toro Co.		383,196
2,094		Tredegar Corp.		39,011
1,863		Triumph Group, Inc.		156,734
3,955	@	TrueBlue, Inc.		65,178
3,588		Unifirst Corp.		183,957
2,168	@	United Stationers, Inc.		137,603
5,358		Universal Forest Products, Inc.		175,099
2,050		Viad Corp.		48,688
2,950		Watts Water Technologies, Inc.		96,023

				10,333,387

		Information Technology:	18.5%
5,175	@	Advanced Energy Industries, Inc.		60,444
5,367	@	Anixter International, Inc.		299,854
9,258	@	Arris Group, Inc.		92,673
3,700	@	ATMI, Inc.		66,415
6,740	@	Benchmark Electronics, Inc.		108,312
2,853		Black Box Corp.		102,223
8,850		Blackbaud, Inc.		223,994
8,606	@	Blue Coat Systems, Inc.		228,920
5,571	@	Brightpoint, Inc.		45,682
6,727	@	Brooks Automation, Inc.		48,771
4,394	@	Cabot Microelectronics Corp.		173,431
5,016	@	CACI International, Inc.		252,455

9,757	@	Checkpoint Systems, Inc.	175,041
1,800	@	Ciber, Inc.	6,048
5,311		Cognex Corp.	148,496
4,150		Cohu, Inc.	60,092
8,134	@	Commvault Systems, Inc.	236,943
2,300	@	Compellent Technologies, Inc.	59,800
3,250	@	comScore, Inc.	71,500
3,403		Comtech Telecommunications	100,933
8,211	@	Concur Technologies, Inc.	420,485
8,119	@	CSG Systems International	152,800
6,260		CTS Corp.	64,415
3,150	@, L	Cymer, Inc.	119,921
15,059	@, S	Cypress Semiconductor Corp.	235,975
4,048		Daktronics, Inc.	54,567
4,586	@	DealerTrack Holdings, Inc.	87,593
7,200	@	DG FastChannel, Inc.	181,656
2,900	@	Diodes, Inc.	71,630
4,405	@	DTS, Inc.	206,771
3,800	@	Ebix, Inc.	78,850
400	@	EMS Technologies, Inc.	7,436
4,700	@	Epicor Software Corp.	43,992
7,000		EPIQ Systems, Inc.	89,180
1,050	@	Exar Corp.	7,035
1,800	@	Faro Technologies, Inc.	46,746
4,300	@	FEI Co.	102,340
1,850	@	Forrester Research, Inc.	64,103
12,984	@	Harmonic, Inc.	87,772
3,201		Heartland Payment Systems, Inc.	50,544
4,000	@	Hittite Microwave Corp.	228,960
8,975	@	Infospace, Inc.	69,287
6,269	@	Insight Enterprises, Inc.	79,052
5,346	@	Intermec, Inc.	60,463
3,289	@	j2 Global Communications, Inc.	88,079
9,706	@	JDA Software Group, Inc.	256,287
13,900	@	Kulicke & Soffa Industries, Inc.	92,157
700	@	Liquidity Services, Inc.	10,829
4,900		Littelfuse, Inc.	226,723
3,214	@	Manhattan Associates, Inc.	99,923
1,149		MAXIMUS, Inc.	69,744
7,068		Methode Electronics, Inc.	72,164
14,911		Micrel, Inc.	184,598
8,057	@	Microsemi Corp.	178,382
600	@	MicroStrategy, Inc.	51,930
6,527	@	MKS Instruments, Inc.	132,955
9,600	@	Monolithic Power Systems, Inc.	154,848
1,300		MTS Systems Corp.	49,816
2,844	@	Netgear, Inc.	90,382
5,347	@	Netscout Systems, Inc.	118,115
3,865	@	Newport Corp.	56,158
2,300	@	Novatel Wireless, Inc.	22,563
1,300	@	Oplink Communications, Inc.	22,477
4,350	@	OSI Systems, Inc.	151,685
5,351		Park Electrochemical Corp.	146,617
5,980	@	Perficient, Inc.	67,454
10,500	@	Pericom Semiconductor Corp.	104,895
4,112	@	Plexus Corp.	111,579
2,950	@	Progress Software Corp.	113,782
8,250	S	Pulse Electronics Corp.	33,825
6,164	@	Radiant Systems, Inc.	111,260
7,586	@	Radisys Corp.	68,502
250	@	RightNow Technologies, Inc.	6,333

2,300	@	Rofin-Sinar Technologies, Inc.		66,033
3,300	@	Rogers Corp.		108,867
7,876	@	Rudolph Technologies, Inc.		58,755
2,050	@	Scansource, Inc.		59,799
3,441	@	Sigma Designs, Inc.		41,292
6,050	@	Sonic Solutions, Inc.		60,379
6,250	@	Sourcefire, Inc.		169,563
1,415	@	Stamps.com, Inc.		18,621
2,450	@	Standard Microsystems Corp.		66,763
2,000	@, L	Stratasys, Inc.		67,640
5,569	@	Synaptics, Inc.		158,717
1,993	@	SYNNEX Corp.		57,119
9,308	@	Take-Two Interactive Software, Inc.		102,993
9,368	@	Taleo Corp.		287,598
5,289	@	Tekelec		65,319
5,397	@	TeleTech Holdings, Inc.		102,327
4,075	@	Tessera Technologies, Inc.		81,133
13,135	@, S	THQ, Inc.		66,989
6,829	@	Tollgrade Communications, Inc.		58,456
11,993	@	Triquint Semiconductor, Inc.		142,837
14,395	@	TTM Technologies, Inc.		190,806
3,066	@	Tyler Technologies, Inc.		62,577
3,500	@	Ultratech, Inc.		64,295
7,816		United Online, Inc.		49,749
12,299	@	Varian Semiconductor Equipment Associates, Inc.		387,787
7,081	@, L	Veeco Instruments, Inc.		311,422
8,430	@, L	Viasat, Inc.		348,665
4,900	@	Volterra Semiconductor Corp.		110,348
10,000	@	Websense, Inc.		207,300
2,836	@	Wright Express Corp.		122,147

				11,763,958

		Materials:	4.6%
3,125		A Schulman, Inc.		63,281
3,369		Amcol International Corp.		94,096
6,300		Arch Chemicals, Inc.		218,736
2,551		Balchem Corp.		78,979
1,817	@	Brush Engineered Materials, Inc.		63,958
10,710		Buckeye Technologies, Inc.		213,343
6,325	@	Calgon Carbon Corp.		88,360
6,180	@	Century Aluminum Co.		85,562
1,162	@	Clearwater Paper Corp.		93,541
900		Deltic Timber Corp.		46,809
8,300		Eagle Materials, Inc.		206,338
10,091		HB Fuller Co.		211,608
2,600	@	Headwaters, Inc.		10,114
1,400		Kaiser Aluminum Corp.		65,660
2,600	@	LSB Industries, Inc.		59,956
10,450		Myers Industries, Inc.		100,320
4,350		Neenah Paper, Inc.		80,127
4,250		Olympic Steel, Inc.		89,420
2,450	@, L	OM Group, Inc.		92,120
9,318	@	PolyOne Corp.		116,102
840		Quaker Chemical Corp.		31,903
6,800	@	RTI International Metals, Inc.		192,916
2,412		Schweitzer-Mauduit International, Inc.		151,498
2,430		Stepan Co.		171,437
3,800	L	Texas Industries, Inc.		143,184
11,200		Wausau Paper Corp.		86,352
4,564		Zep, Inc.		82,837

				2,938,557

		Telecommunication Services:		0.5%
2,450		Atlantic Tele-Network, Inc.			84,011
3,135	@	Cbeyond, Inc.			41,319
5,100	@	General Communication, Inc.			57,477
2,633	@	Neutral Tandem, Inc.			37,836
1,838		NTELOS Holdings Corp.			31,209
4,493		USA Mobility, Inc.			76,471

					328,323

		Utilities:		3.9%
3,100		Allete, Inc.			109,523
3,850		American States Water Co.			140,833
11,852		Avista Corp.			253,277
3,117		CH Energy Group, Inc.			145,377
4,964	@	El Paso Electric Co.			130,752
1,848		Laclede Group, Inc.			65,327
3,162		New Jersey Resources Corp.			136,314
2,750		Northwest Natural Gas Co.			134,255
7,700		NorthWestern Corp.			221,837
11,467		Piedmont Natural Gas Co.			339,194
5,950		South Jersey Industries, Inc.			304,581
5,104		Southwest Gas Corp.			178,793
2,700		UIL Holdings Corp.			79,299
6,472		Unisource Energy Corp.			227,620

					2,466,982

		Total Common Stock ( Cost $ 48,784,846 )			57,836,766

REAL ESTATE INVESTMENT TRUSTS:			7.7%
		Financials:		7.7%
4,028		Acadia Realty Trust			73,551
22,645		BioMed Realty Trust, Inc.			399,231
1,100		Cedar Shopping Centers, Inc.			6,666
6,105		Colonial Properties Trust			109,890
10,634		DiamondRock Hospitality Co.			111,976
2,350		EastGroup Properties, Inc.			93,695
5,016		Entertainment Properties Trust			232,241
17,880		Extra Space Storage, Inc.			286,438
6,849		Franklin Street Properties Corp.			87,873
12,650	S	Healthcare Realty Trust, Inc.			261,096
4,756		Home Properties, Inc.			254,874
7,100		Inland Real Estate Corp.			60,350
8,416		Kilroy Realty Corp.			287,154
20,250	L	Kite Realty Group Trust			101,655
12,608		LaSalle Hotel Properties			300,070
28,830	S	Lexington Realty Trust			226,316
2,410		LTC Properties, Inc.			65,046
16,864		Medical Properties Trust, Inc.			176,735
4,351	S	Mid-America Apartment Communities, Inc.			267,021
14,799		National Retail Properties, Inc.			384,922
4,251		Pennsylvania Real Estate Investment Trust			57,091
4,408		Post Properties, Inc.			150,181
4,111		PS Business Parks, Inc.			213,032
6,448		Sovran Self Storage, Inc.			232,321
7,529		Tanger Factory Outlet Centers, Inc.			361,241
1,750		Universal Health Realty Income Trust			61,373
1,960		Urstadt Biddle Properties, Inc.			36,064

		Total Real Estate Investment Trusts ( Cost $ 4,228,380 )			4,898,103

		Total Long-Term Investments ( Cost $ 53,013,226 )			62,734,869

SHORT-TERM INVESTMENTS:			5.2%
		Affiliated Mutual Fund:			1.4%
876,000		ING Institutional Prime Money Market Fund - Class I				876,000

		Total Mutual Fund ( Cost $ 876,000 )				876,000

		Securities Lending Collateralcc:			3.8%
2,176,413		BNY Mellon Overnight Government Fund (1)				2,176,413
334,426	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)				267,541

		Total Securities Lending Collateral ( Cost $ 2,510,839 )				2,443,954

		Total Short-Term Investments ( Cost $ 3,386,839 )				3,319,954

		Total Investments in Securities ( Cost $ 56,400,065 ) *		104.0%		$66,054,823
		Other Assets and Liabilities - Net		(4.0)		(2,560,915)

		Net Assets		100.0%		$63,493,908

	@	Non-income producing security
	cc	Securities purchased with cash collateral for securities loaned.
	(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
	(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
	S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
	R	Restricted security
	L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

ING Small Company Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares					Value

COMMON STOCK:			89.4%
		Consumer Discretionary:		14.3%
80,500		Arbitron, Inc.			$2,352,210
47,900	@	Bally Technologies, Inc.			1,876,243
144,800		Callaway Golf Co.			1,109,168
146,500	@	Collective Brands, Inc.			2,474,385
117,200		Cooper Tire & Rubber Co.			2,448,308
110,500	@	Dress Barn, Inc.			2,729,350
64,364	@, L	Gildan Activewear, Inc.			1,936,069
104,900	@	Jack in the Box, Inc.			2,110,064
54,549	@	Jo-Ann Stores, Inc.			2,642,354
74,400	@	Life Time Fitness, Inc.			2,934,336
177,467	@	OfficeMax, Inc.			3,032,907
186,317	@	Orient-Express Hotels Ltd.			2,155,688
90,954	@	Papa John’s International, Inc.			2,329,332
71,465		Pool Corp.			1,514,343
127,400		Regis Corp.			2,270,268
191,500	@	Ruby Tuesday, Inc.			2,449,285
57,500	@	Wet Seal, Inc.			188,025
90,500		Wolverine World Wide, Inc.			2,828,125
50,800		Wyndham Worldwide Corp.			1,460,500

					40,840,960

		Consumer Staples:		1.8%
53,580		Casey’s General Stores, Inc.			2,129,537
61,800		Flowers Foods, Inc.			1,619,160
88,300		Spartan Stores, Inc.			1,444,588

					5,193,285

		Energy:		5.4%
65,800	@	Bill Barrett Corp.			2,530,010
87,000	@	Carrizo Oil & Gas, Inc.			2,524,740
40,200	@	Dril-Quip, Inc.			3,113,088
151,200		Frontier Oil Corp.			2,348,136
156,700	@	McMoRan Exploration Co.			2,339,531
60,100	@	Unit Corp.			2,402,197

					15,257,702

		Financials:		12.6%
68,541		Cash America International, Inc.			2,481,184
87,853		Columbia Banking System, Inc.			1,532,156
81,452		Delphi Financial Group			2,091,687
11,252		First Midwest Bancorp., Inc.			105,431
148,482		FirstMerit Corp.			2,587,299
124,542		Flushing Financial Corp.			1,668,863
23,814		Greenhill & Co., Inc.			1,784,621
49,800		IBERIABANK Corp.			2,510,418
87,600		Janus Capital Group, Inc.			914,544
22,700		Jones Lang LaSalle, Inc.			1,811,914
37,345		KBW, Inc.			867,151
137,200		Northwest Bancshares, Inc.			1,407,672
88,375		Old National Bancorp.			911,146
67,000	@	Piper Jaffray Cos.			2,007,990
47,624		Platinum Underwriters Holdings Ltd.			2,058,786
34,911	@	ProAssurance Corp.			2,067,779
61,609		Prosperity Bancshares, Inc.			2,004,757
112,774		Provident Financial Services, Inc.			1,554,026
100,484		Radian Group, Inc.			712,432
49,196	@	Stifel Financial Corp.			2,549,829
52,270	@	SVB Financial Group			2,348,491

				35,978,176

		Health Care:	10.4%
25,042	@, L	Acorda Therapeutics, Inc.		659,857
83,700	@	Align Technology, Inc.		1,463,914
49,901	@	AMERIGROUP Corp.		2,147,240
86,000	@	Amsurg Corp.		1,580,680
9,800	@	Cubist Pharmaceuticals, Inc.		212,758
39,500	@	Greatbatch, Inc.		865,445
37,400	@	Haemonetics Corp.		2,198,746
167,369	@	Healthsouth Corp.		3,012,642
68,203	@	Medicines Co.		898,916
32,400	@	Mednax, Inc.		1,982,880
67,052		Meridian Bioscience, Inc.		1,489,895
80,168	@	Nektar Therapeutics		1,015,729
52,300	@	Onyx Pharmaceuticals, Inc.		1,540,235
75,000		Owens & Minor, Inc.		2,118,750
109,300	@	PSS World Medical, Inc.		2,251,580
26,000	@	Salix Pharmaceuticals Ltd.		1,160,900
45,800	@	Savient Pharmaceuticals, Inc.		540,898
59,457		Steris Corp.		2,045,915
56,400		Universal Health Services, Inc.		2,319,168

				29,506,148

		Industrials:	17.2%
122,400		Actuant Corp.		2,892,312
42,400	@, L	Allegiant Travel Co.		2,117,032
47,498	@	Atlas Air Worldwide Holdings, Inc.		2,591,491
119,800		Barnes Group, Inc.		2,286,982
83,330		Brady Corp.		2,577,397
27,859	@	Clean Harbors, Inc.		2,062,959
40,600		Gardner Denver, Inc.		2,657,270
149,900		Heartland Express, Inc.		2,315,955
62,930	@	HUB Group, Inc.		2,053,406
51,973	@	Kirby Corp.		2,321,634
52,022	@	Mobile Mini, Inc.		940,038
58,394	@	Moog, Inc.		2,152,403
26,700		Nordson Corp.		2,120,781
91,914	@	Orbital Sciences Corp.		1,498,198
41,410		Regal-Beloit Corp.		2,526,010
85,900		Resources Connection, Inc.		1,437,107
57,800	@	Teledyne Technologies, Inc.		2,324,716
65,000	@	Tetra Tech, Inc.		1,502,150
30,683		Toro Co.		1,786,057
75,100	@	TrueBlue, Inc.		1,237,648
81,753		Waste Connections, Inc.		2,125,578
49,200		Watsco, Inc.		2,965,284
79,560		Watts Water Technologies, Inc.		2,589,678

				49,082,086

		Information Technology:	16.8%
16,900	@	Acme Packet, Inc.		827,762
27,400		Adtran, Inc.		853,236
180,300	@	Advanced Energy Industries, Inc.		2,105,904
43,480	@	Anixter International, Inc.		2,429,228
53,694	@	Ansys, Inc.		2,604,159
210,600	@	Arris Group, Inc.		2,108,106
18,400	@, L	Blackboard, Inc.		764,520
53,885	@	Blue Coat Systems, Inc.		1,433,341
41,370	@	CACI International, Inc.		2,082,152
34,400	@	Concur Technologies, Inc.		1,761,624
73,461	@	FEI Co.		1,748,372
33,772	@	Flir Systems, Inc.		905,258
101,400	@	Formfactor, Inc.		940,992
27,200	@	Informatica Corp.		1,122,816

100,300	@	Intermec, Inc.			1,134,393
61,614	@	JDA Software Group, Inc.			1,626,918
154,844	@	Mentor Graphics Corp.			1,741,221
34,400	@	Micros Systems, Inc.			1,503,968
81,000	@	MKS Instruments, Inc.			1,649,970
93,800	@	ON Semiconductor Corp.			764,939
116,600	@	Parametric Technology Corp.			2,497,572
83,359	@	Plexus Corp.			2,261,946
60,461	@	Polycom, Inc.			2,237,359
35,900		Power Integrations, Inc.			1,446,411
55,500	@	Progress Software Corp.			2,140,635
136,400	@	QLogic Corp.			2,440,196
56,330	@	Quest Software, Inc.			1,425,149
49,200	@	Sourcefire, Inc.			1,334,796
90,246	@	THQ, Inc.			460,255
193,758	@, L	Verigy Ltd.			1,658,568

					48,011,766

		Materials:		5.9%
16,400		Albemarle Corp.			887,076
38,600		Buckeye Technologies, Inc.			768,912
150,900		Commercial Metals Co.			2,319,333
108,500		HB Fuller Co.			2,275,245
44,200		Minerals Technologies, Inc.			2,689,128
85,200		RPM International, Inc.			1,744,896
80,600		Silgan Holdings, Inc.			2,759,744
83,300	@	Thompson Creek Metals Co., Inc.			1,012,095
114,259		Worthington Industries			1,830,429
33,700		Zep, Inc.			611,655

					16,898,513

		Telecommunication Services:		1.6%
105,559		Alaska Communications Systems Group, Inc.			1,112,592
78,509		NTELOS Holdings Corp.			1,333,083
50,700	@	SBA Communications Corp.			1,984,905

					4,430,580

		Utilities:		3.4%
21,733		Black Hills Corp.			659,597
78,660		Cleco Corp.			2,385,758
75,600	@	El Paso Electric Co.			1,991,304
31,638		Idacorp, Inc.			1,149,092
132,400		Portland General Electric Co.			2,802,908
22,673		WGL Holdings, Inc.			822,123

					9,810,782

		Total Common Stock ( Cost $ 244,375,250 )			255,009,998

REAL ESTATE INVESTMENT TRUSTS:			5.4%
		Financials:		5.4%
266,652		DiamondRock Hospitality Co.			2,807,846
113,800	L	DuPont Fabros Technology, Inc.			2,570,742
53,960		Entertainment Properties Trust			2,498,348
203,596		MFA Mortgage Investments, Inc.			1,659,307
89,887		National Retail Properties, Inc.			2,337,961
134,943		Redwood Trust, Inc.			1,866,262
195,795		U-Store-It Trust			1,619,225

		Total Real Estate Investment Trusts ( Cost $ 14,212,670 )			15,359,691

EXCHANGE-TRADED FUNDS:			2.9%
		Exchange-Traded Funds:		2.9%
23,000	L	iShares Russell 2000 Growth Index Fund			1,873,350

88,400	L	iShares Russell 2000 Index Fund			6,426,680

		Total Exchange-Traded Funds ( Cost $ 7,835,750 )			8,300,030

		Total Long-Term Investments ( Cost $ 266,423,670 )			278,669,719

SHORT-TERM INVESTMENTS:			6.5%
		Affiliated Mutual Fund:		2.3%
6,566,000		ING Institutional Prime Money Market Fund - Class I			6,566,000

		Total Mutual Fund ( Cost $ 6,566,000 )			6,566,000

		Securities Lending Collateralcc:		4.2%
11,968,620		BNY Mellon Overnight Government Fund (1)			11,968,620
105,207	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)			84,165

		Total Securities Lending Collateral ( Cost $ 12,073,827 )			12,052,785

		Total Short-Term Investments ( Cost $ 18,639,827 )			18,618,785

		Total Investments in Securities ( Cost $ 285,063,497 ) *	104.2%		$297,288,504
		Other Assets and Liabilities - Net	(4.2)		(11,927,434)

		Net Assets	100.0%		$285,361,070

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

ING Tactical Asset Allocation Fund			PORTFOLIO OF INVESTMENTS as of November 30, 2010 (Unaudited)
Shares					Value

COMMON STOCK:			93.3%
		Consumer Discretionary:		10.3%
690	S	Abercrombie & Fitch Co.			$34,673
2,440	@, S	Amazon.com, Inc.			427,976
1,010	@, S	Apollo Group, Inc. - Class A			34,340
510	@, S	Autonation, Inc.			13,326
220	@, S	Autozone, Inc.			57,070
1,920	@, S	Bed Bath & Beyond, Inc.			83,981
2,510	S	Best Buy Co., Inc.			107,227
590	@, S	Big Lots, Inc.			18,084
1,700	@	Carmax, Inc.			55,930
3,180	S	Carnival Corp.			131,366
4,950	S	CBS Corp. - Class B			83,358
2,170	S	Coach, Inc.			122,692
19,880	S	Comcast Corp. – Class A			397,600
2,020	S	D.R. Horton, Inc.			20,281
1,060	S	Darden Restaurants, Inc.			51,887
500	S	DeVry, Inc.			21,470
6,050	@, S	DIRECTV			251,257
2,100	@	Discovery Communications, Inc. - Class A			85,638
1,920	@, S	Eastman Kodak Co.			9,043
1,550	S	Expedia, Inc.			40,812
960	S	Family Dollar Stores, Inc.			48,192
24,310	@, S	Ford Motor Co.			387,501
1,160	S	Fortune Brands, Inc.			68,544
1,160	@, S	GameStop Corp.			23,107
1,850	S	Gannett Co., Inc.			24,254
3,200	S	Gap, Inc.			68,352
1,180	S	Genuine Parts Co.			56,805
1,850	@, S	Goodyear Tire & Rubber Co.			17,686
2,190	S	H&R Block, Inc.			27,572
1,800	S	Harley-Davidson, Inc.			56,304
520	@, S	Harman International Industries, Inc.			22,667
1,060	S	Hasbro, Inc.			50,520
11,720	S	Home Depot, Inc.			354,061
2,140	S	International Game Technology			33,127
3,600	@, S	Interpublic Group of Cos., Inc.			38,340
1,780	S	JC Penney Co., Inc.			59,221
4,910	S	Johnson Controls, Inc.			178,920
2,240	@, S	Kohl’s Corp.			126,381
1,080	S	Leggett & Platt, Inc.			22,356
1,210	S	Lennar Corp.			18,380
1,940	S	Limited Brands, Inc.			65,320
10,220	S	Lowe’s Cos., Inc.			231,994

3,130	S	Macy’s, Inc.		80,378
2,042	S	Marriott International, Inc.		80,067
2,610	@, S	Mattel, Inc.		67,442
7,550	S	McDonald’s Corp.		591,165
2,240	S	McGraw-Hill Cos., Inc.		77,258
320	S	Meredith Corp.		10,758
910	@, S	New York Times Co.		8,181
2,020	S	Newell Rubbermaid, Inc.		33,875
16,630	S	News Corp. - Class A		226,833
2,760	S	Nike, Inc.		237,719
1,240	S	Nordstrom, Inc.		53,072
2,020	@, S	Office Depot, Inc.		8,787
2,140	S	Omnicom Group		97,242
1,050	@, S	O’Reilly Automotive, Inc.		63,189
540	S	Polo Ralph Lauren Corp.		58,990
400	@, S	Priceline.com, Inc.		157,620
2,433	@, S	Pulte Homes, Inc.		15,231
960	S	RadioShack Corp.		17,712
900	S	Ross Stores, Inc.		58,392
650	S	Scripps Networks Interactive - Class A		33,118
340	@, S	Sears Holding Corp.		22,270
1,300		Stanley Black & Decker, Inc.		77,389
5,350	S	Staples, Inc.		117,754
5,420	S	Starbucks Corp.		165,852
1,420	S	Starwood Hotels & Resorts Worldwide, Inc.		80,713
5,010	S	Target Corp.		285,269
960	S	Tiffany & Co.		59,616
2,594	S	Time Warner Cable, Inc.		159,635
7,940	S	Time Warner, Inc.		234,151
2,930	S	TJX Cos., Inc.		133,637
1,000	@, S	Urban Outfitters, Inc.		37,790
690	S	VF Corp.		57,187
4,380	S	Viacom - Class B		165,695
13,450	S	Walt Disney Co.		491,060
40	S	Washington Post		15,081
560	S	Whirlpool Corp.		40,880
1,330	S	Wyndham Worldwide Corp.		38,238
600	S	Wynn Resorts Ltd.		60,660
3,400	S	Yum! Brands, Inc.		170,272

				8,417,793

		Consumer Staples:	10.4%
14,700	S	Altria Group, Inc.		352,800
4,680	S	Archer-Daniels-Midland Co.		135,673
3,130	S	Avon Products, Inc.		89,393
750	S	Brown-Forman Corp.		49,065
1,500	S	Campbell Soup Co.		50,850
1,060	S	Clorox Co.		65,519
16,410	S	Coca-Cola Co.		1,036,620
2,420		Coca-Cola Enterprises, Inc.		58,443

3,520	S	Colgate-Palmolive Co.		269,456
3,200	S	ConAgra Foods, Inc.		68,736
1,380	@, S	Constellation Brands, Inc.		28,442
3,230	S	Costco Wholesale Corp.		218,380
9,570	S	CVS Caremark Corp.		296,670
1,360	@, S	Dean Foods Co.		9,887
1,800	S	Dr Pepper Snapple Group, Inc.		65,934
840	S	Estee Lauder Cos., Inc.		62,933
4,680	S	General Mills, Inc.		165,344
1,180	S	Hershey Co.		55,224
2,280	S	HJ Heinz Co.		110,056
500	S	Hormel Foods Corp.		24,540
950	S	JM Smucker Co.		60,088
1,970	S	Kellogg Co.		96,983
3,030	S	Kimberly-Clark Corp.		187,527
12,260	S	Kraft Foods, Inc.		370,865
4,680	S	Kroger Co.		110,214
1,107	S	Lorillard, Inc.		88,095
960	S	McCormick & Co., Inc.		42,250
1,500	S	Mead Johnson Nutrition Co.		89,355
1,160	S	Molson Coors Brewing Co.		55,274
11,157	S	PepsiCo, Inc.		721,077
13,000	S	Philip Morris International, Inc.		739,570
20,020	S	Procter & Gamble Co.		1,222,621
2,520	S	Reynolds American, Inc.		77,969
2,830	S	Safeway, Inc.		65,062
4,850	S	Sara Lee Corp.		72,750
1,600	S	Supervalu, Inc.		14,464
4,260	S	Sysco Corp.		123,625
2,120	S	Tyson Foods, Inc.		33,560
7,020	S	Walgreen Co.		244,647
14,070	S	Wal-Mart Stores, Inc.		761,046
1,060	@, S	Whole Foods Market, Inc.		50,053

				8,441,060

		Energy:	11.0%
3,600	S	Anadarko Petroleum Corp.		230,976
2,590	S	Apache Corp.		278,788
3,188	S	Baker Hughes, Inc.		166,286
750	S	Cabot Oil & Gas Corp.		26,228
1,850	@, S	Cameron International Corp.		89,004
4,800	S	Chesapeake Energy Corp.		101,376
14,080	S	Chevron Corp.		1,140,058
10,560	S	ConocoPhillips		635,395
1,670	S	Consol Energy, Inc.		70,073
2,900	@, S	Denbury Resources, Inc.		52,722
3,200	S	Devon Energy Corp.		225,824
500	S	Diamond Offshore Drilling		32,380
5,150	S	El Paso Corp.		69,474
1,850	S	EOG Resources, Inc.		164,558

1,100	S	EQT Corp.		44,517
35,818	S	ExxonMobil Corp.		2,491,481
900	@, S	FMC Technologies, Inc.		75,816
6,530	S	Halliburton Co.		247,095
800	S	Helmerich & Payne, Inc.		36,288
2,120	S	Hess Corp.		148,506
5,150	S	Marathon Oil Corp.		172,371
750	S	Massey Energy Co.		36,833
1,430	S	Murphy Oil Corp.		96,554
2,020	@, S	Nabors Industries Ltd.		44,622
3,110	S	National Oilwell Varco, Inc.		190,612
1,370	S	Noble Energy, Inc.		111,313
5,610	S	Occidental Petroleum Corp.		494,634
1,920	S	Peabody Energy Corp.		112,915
850	S	Pioneer Natural Resources Co.		68,094
1,300		QEP Resources, Inc.		45,669
1,260	S	Range Resources Corp.		52,907
840	@, S	Rowan Cos., Inc.		25,326
9,641	S	Schlumberger Ltd.		745,635
2,550	@, S	Southwestern Energy Co.		92,310
4,680	S	Spectra Energy Corp.		111,244
960	S	Sunoco, Inc.		38,534
1,060	@, S	Tesoro Corp.		17,299
4,120	S	Valero Energy Corp.		80,258
4,210	S	Williams Cos., Inc.		96,030

				8,960,005

		Financials:	13.2%
2,500		ACE Ltd.		146,300
3,500	S	Aflac, Inc.		180,250
3,890	S	Allstate Corp.		113,238
7,450	S	American Express Co.		321,989
1,011	@, S	American International Group, Inc.		41,744
1,950	S	Ameriprise Financial, Inc.		101,088
2,390	S	AON Corp.		95,887
840	S	Assurant, Inc.		29,627
70,682	S	Bank of America Corp.		773,968
8,630	S	Bank of New York Mellon Corp.		232,924
5,090	S	BB&T Corp.		118,088
12,200	@, S	Berkshire Hathaway, Inc.		972,096
3,310	S	Capital One Financial Corp.		123,231
2,130	@, S	CB Richard Ellis Group, Inc.		40,875
7,200	S	Charles Schwab Corp.		108,216
2,310	S	Chubb Corp.		131,693
1,280	S	Cincinnati Financial Corp.		38,586
178,320	@, S	Citigroup, Inc.		748,944
490	S	CME Group, Inc.		141,149
1,360	S	Comerica, Inc.		49,626
3,900	S	Discover Financial Services		71,292
1,470	@	E*Trade Financial Corp.		21,683

690	S	Federated Investors, Inc.		16,360
5,770	S	Fifth Third Bancorp.		68,952
1,788	@, S	First Horizon National Corp.		17,111
1,140	S	Franklin Resources, Inc.		130,063
3,580	@, S	Genworth Financial, Inc.		41,743
3,660	S	Goldman Sachs Group, Inc.		571,472
3,240	S	Hartford Financial Services Group, Inc.		72,122
3,820	S	Hudson City Bancorp., Inc.		43,357
5,210	S	Huntington Bancshares, Inc.		30,400
540	@, S	IntercontinentalExchange, Inc.		60,858
3,400	@, S	Invesco Ltd.		73,916
1,410	S	Janus Capital Group, Inc.		14,720
28,034	S	JP Morgan Chase & Co.		1,047,911
6,380	S	Keycorp		48,041
1,130	S	Legg Mason, Inc.		36,861
1,450	@, S	Leucadia National Corp.		37,642
2,320	S	Lincoln National Corp.		55,402
2,276	S	Loews Corp.		85,145
620	S	M&T Bank Corp.		47,715
3,920	S	Marsh & McLennan Cos., Inc.		98,314
3,820	S	Marshall & Ilsley Corp.		18,298
6,600	S	Metlife, Inc.		251,790
1,580	S	Moody’s Corp.		42,391
10,730	S	Morgan Stanley		262,456
1,050	@, S	Nasdaq Stock Market, Inc.		22,533
1,850	S	Northern Trust Corp.		93,055
1,920	S	NYSE Euronext		52,454
2,750	S	People’s United Financial, Inc.		34,073
3,815	S	PNC Financial Services Group, Inc.		205,438
2,320	S	Principal Financial Group, Inc.		63,197
4,850	S	Progressive Corp.		98,649
3,450	S	Prudential Financial, Inc.		174,846
9,250	S	Regions Financial Corp.		49,765
3,600	@, S	SLM Corp.		41,580
3,660	S	State Street Corp.		158,112
3,710	S	SunTrust Bank		86,666
1,920	S	T. Rowe Price Group, Inc.		111,994
590	S	Torchmark Corp.		33,907
3,410	S	Travelers Cos., Inc.		184,106
2,390	S	UnumProvident Corp.		51,361
13,540	S	US Bancorp.		321,981
36,923	S	Wells Fargo & Co.		1,004,675
3,878	S	Weyerhaeuser Co.		64,724
2,480		XL Group Plc		48,757
1,340	S	Zions Bancorp.		26,063

				10,703,470

		Health Care:	10.6%
10,810	S	Abbott Laboratories		502,773
3,020	S	Aetna, Inc.		89,452

2,490	@, S	Agilent Technologies, Inc.	87,200
2,200	S	Allergan, Inc.	145,794
2,060	S	AmerisourceBergen Corp.	63,551
6,710	@, S	Amgen, Inc.	353,550
4,180	S	Baxter International, Inc.	202,939
1,650	S	Becton Dickinson & Co.	128,585
1,820	@, S	Biogen Idec, Inc.	116,425
11,030	@, S	Boston Scientific Corp.	70,813
12,040	S	Bristol-Myers Squibb Co.	303,890
2,510	S	Cardinal Health, Inc.	89,306
1,455	@, S	CareFusion Corp.	33,276
3,380	@, S	Celgene Corp.	200,704
600	@, S	Cephalon, Inc.	38,094
500	@, S	Cerner Corp.	43,930
1,920	S	Cigna Corp.	70,675
1,160	@, S	Coventry Health Care, Inc.	29,371
690	S	CR Bard, Inc.	58,547
750	@, S	DaVita, Inc.	54,525
1,050	S	Densply International, Inc.	32,466
7,420	S	Eli Lilly & Co.	249,757
3,900	@, S	Express Scripts, Inc.	203,151
2,040	@, S	Forest Laboratories, Inc.	65,056
1,920	@, S	Genzyme Corp.	136,742
6,050	@, S	Gilead Sciences, Inc.	220,825
1,260	@, S	Hospira, Inc.	70,888
1,260	@, S	Humana, Inc.	70,610
250	@, S	Intuitive Surgical, Inc.	65,073
19,470	S	Johnson & Johnson	1,198,379
1,850	@, S	King Pharmaceuticals, Inc.	26,178
740	@, S	Laboratory Corp. of America Holdings	60,702
1,377	@, S	Life Technologies Corp.	68,581
1,950	S	McKesson Corp.	124,605
3,220	@, S	Medco Health Solutions, Inc.	197,450
7,830	S	Medtronic, Inc.	262,540
21,645	S	Merck & Co., Inc.	746,103
2,240	@, S	Mylan Laboratories	43,826
710	S	Patterson Cos., Inc.	21,108
860	S	PerkinElmer, Inc.	20,038
56,617	S	Pfizer, Inc.	922,291
1,160	S	Quest Diagnostics	57,211
2,390	@, S	St. Jude Medical, Inc.	92,469
2,500	S	Stryker Corp.	125,225
3,600	@, S	Tenet Healthcare Corp.	14,688
3,030	@, S	Thermo Fisher Scientific, Inc.	154,106
7,940	S	UnitedHealth Group, Inc.	289,969
960	@, S	Varian Medical Systems, Inc.	63,197
690	@, S	Waters Corp.	53,040
840	@, S	Watson Pharmaceuticals, Inc.	40,942
2,940	@, S	WellPoint, Inc.	163,876

1,550	@, S	Zimmer Holdings, Inc.		76,353

				8,620,845

		Industrials:	10.3%
4,950	S	3M Co.		415,701
840	S	Avery Dennison Corp.		31,534
5,170	S	Boeing Co.		329,691
4,480	S	Caterpillar, Inc.		379,008
1,270	S	CH Robinson Worldwide, Inc.		93,612
960	S	Cintas Corp.		25,675
2,730	S	CSX Corp.		166,011
1,550	S	Cummins, Inc.		150,536
3,900	S	Danaher Corp.		168,675
3,130	S	Deere & Co.		233,811
1,460	S	Dover Corp.		80,023
400	S	Dun & Bradstreet Corp.		30,136
1,260	S	Eaton Corp.		121,464
5,290	S	Emerson Electric Co.		291,320
960	S	Equifax, Inc.		33,226
1,600	S	Expeditors International Washington, Inc.		84,640
1,100	S	Fastenal Co.		58,872
2,140	S	FedEx Corp.		194,997
400	S	Flowserve Corp.		42,184
1,380	S	Fluor Corp.		79,805
2,780	S	General Dynamics Corp.		183,730
75,410	S	General Electric Co.		1,193,740
960	S	Goodrich Corp.		82,339
5,470	S	Honeywell International, Inc.		271,914
3,680	S	Illinois Tool Works, Inc.		175,278
2,300		Ingersoll-Rand PLC		94,300
1,500	S	Iron Mountain, Inc.		33,315
1,400	S	ITT Corp.		64,400
910	@, S	Jacobs Engineering Group, Inc.		35,035
820	S	L-3 Communications Holdings, Inc.		57,671
2,130	S	Lockheed Martin Corp.		144,925
2,610	S	Masco Corp.		28,475
2,730	S	Norfolk Southern Corp.		164,264
2,100	S	Northrop Grumman Corp.		129,528
2,610	S	Paccar, Inc.		140,575
860	S	Pall Corp.		38,932
1,240	S	Parker Hannifin Corp.		99,485
1,600	S	Pitney Bowes, Inc.		35,104
1,060	S	Precision Castparts Corp.		146,354
1,600	@, S	Quanta Services, Inc.		28,176
2,730	S	Raytheon Co.		126,263
2,265	S	Republic Services, Inc.		63,737
1,160	S	Robert Half International, Inc.		32,155
1,060	S	Rockwell Automation, Inc.		70,087
1,180	S	Rockwell Collins, Inc.		66,151
700	S	Roper Industries, Inc.		50,687

1,600	S	RR Donnelley & Sons Co.		25,216
350	S	Ryder System, Inc.		15,089
430	S	Snap-On, Inc.		22,760
5,420	S	Southwest Airlines Co.		72,194
600	@, S	Stericycle, Inc.		44,340
1,950	S	Textron, Inc.		43,602
3,700		Tyco International Ltd.		140,193
3,540	S	Union Pacific Corp.		318,989
7,040	S	United Parcel Service, Inc. - Class B		493,715
6,570	S	United Technologies Corp.		494,524
3,520	S	Waste Management, Inc.		120,560
420	S	WW Grainger, Inc.		52,471

				8,411,194

		Information Technology:	17.8%
3,790	@, S	Adobe Systems, Inc.		105,097
4,060	@, S	Advanced Micro Devices, Inc.		29,597
1,380	@, S	Akamai Technologies, Inc.		72,022
2,240	S	Altera Corp.		78,602
1,300	S	Amphenol Corp.		65,039
2,190	S	Analog Devices, Inc.		77,876
6,430	@, S	Apple, Inc.		2,000,695
9,680	S	Applied Materials, Inc.		120,322
1,750	@, S	Autodesk, Inc.		61,758
3,620	S	Automatic Data Processing, Inc.		161,343
1,380	@, S	BMC Software, Inc.		61,272
3,300	S	Broadcom Corp.		146,817
2,810	S	CA, Inc.		64,321
40,240	@, S	Cisco Systems, Inc.		770,998
1,380	@, S	Citrix Systems, Inc.		91,660
2,140	@, S	Cognizant Technology Solutions Corp.		139,057
1,180	S	Computer Sciences Corp.		52,663
1,720	@, S	Compuware Corp.		17,716
11,330	S	Corning, Inc.		200,088
12,310	@, S	Dell, Inc.		162,738
8,130	@, S	eBay, Inc.		236,827
2,400	@, S	Electronic Arts, Inc.		35,784
14,400	@, S	EMC Corp.		309,456
1,980	S	Fidelity National Information Services, Inc.		53,262
400	@, S	First Solar, Inc.		49,140
1,180	@, S	Fiserv, Inc.		65,254
1,200	@, S	Flir Systems, Inc.		32,166
1,740	@, S	Google, Inc. - Class A		966,935
1,000	S	Harris Corp.		44,240
16,060	S	Hewlett-Packard Co.		673,396
39,230	S	Intel Corp.		828,538
8,900	S	International Business Machines Corp.		1,258,994
2,040	@, S	Intuit, Inc.		91,576
1,530	S	Jabil Circuit, Inc.		23,118
1,650	@, S	JDS Uniphase Corp.		19,586

3,770	@, S	Juniper Networks, Inc.		128,255
1,260	S	KLA-Tencor Corp.		46,204
590	@, S	Lexmark International, Inc.		21,382
1,650	S	Linear Technology Corp.		53,790
4,680	@, S	LSI Logic Corp.		26,863
750	S	Mastercard, Inc.		177,773
1,200	@, S	McAfee, Inc.		56,220
1,750	@, S	MEMC Electronic Materials, Inc.		20,248
1,380	S	Microchip Technology, Inc.		46,382
6,220	@, S	Micron Technology, Inc.		45,157
53,720	S	Microsoft Corp.		1,354,281
1,060	S	Molex, Inc.		22,048
1,010	@, S	Monster Worldwide, Inc.		22,806
17,110	@, S	Motorola, Inc.		131,063
1,800	S	National Semiconductor Corp.		24,030
2,590	@, S	NetApp, Inc.		131,909
2,510	@, S	Novell, Inc.		14,960
690	@, S	Novellus Systems, Inc.		20,804
4,140	@, S	Nvidia Corp.		56,304
27,250	S	Oracle Corp.		736,840
2,340	S	Paychex, Inc.		66,784
860	@, S	QLogic Corp.		15,385
11,230	S	Qualcomm, Inc.		524,890
1,400	@, S	Red Hat, Inc.		60,900
2,100	@, S	SAIC, Inc.		32,172
850	@, S	Salesforce.com, Inc.		118,337
1,750	@, S	Sandisk Corp.		78,050
5,760	@, S	Symantec Corp.		96,768
2,830	S	Tellabs, Inc.		17,857
1,280	@, S	Teradata Corp.		52,595
1,330	@, S	Teradyne, Inc.		15,774
8,460	S	Texas Instruments, Inc.		269,028
1,280	S	Total System Services, Inc.		19,315
1,280	@, S	VeriSign, Inc.		43,917
3,700	S	Visa, Inc.		273,245
1,700	@, S	Western Digital Corp.		56,950
4,820	S	Western Union Co.		85,025
10,098	S	Xerox Corp.		115,723
1,920	S	Xilinx, Inc.		52,070
9,830	@, S	Yahoo!, Inc.		155,019

				14,455,076

		Materials:	3.5%
1,560	S	Air Products & Chemicals, Inc.		134,503
600	S	Airgas, Inc.		36,660
850	S	AK Steel Holding Corp.		11,288
7,440	S	Alcoa, Inc.		97,613
790	S	Allegheny Technologies, Inc.		40,843
690	S	Ball Corp.		45,457
790	S	Bemis Co.		24,822

500	S	CF Industries Holdings, Inc.		60,385
1,000	S	Cliffs Natural Resources, Inc.		68,340
8,200	S	Dow Chemical Co.		255,676
590	S	Eastman Chemical Co.		45,908
1,780	S	Ecolab, Inc.		85,102
6,330	S	EI Du Pont de Nemours & Co.		297,447
500	S	FMC Corp.		38,910
3,370	S	Freeport-McMoRan Copper & Gold, Inc.		341,448
590	S	International Flavors & Fragrances, Inc.		30,987
3,230	S	International Paper Co.		80,653
1,280	S	MeadWestvaco Corp.		31,795
3,940	S	Monsanto Co.		236,085
3,600	S	Newmont Mining Corp.		211,788
2,320	S	Nucor Corp.		87,557
1,200	@, S	Owens-Illinois, Inc.		32,256
1,280	S	PPG Industries, Inc.		99,789
2,140	S	Praxair, Inc.		196,987
1,180	S	Sealed Air Corp.		27,435
690	S	Sherwin-Williams Co.		51,177
960	S	Sigma-Aldrich Corp.		60,691
640	@, S	Titanium Metals Corp.		11,053
1,110	S	United States Steel Corp.		53,957
940	S	Vulcan Materials Co.		37,713

				2,834,325

		Telecommunication Services:	2.9%
2,930	@, S	American Tower Corp.		148,170
41,580	S	AT&T, Inc.		1,155,508
2,179	S	CenturyTel, Inc.		93,675
7,217	S	Frontier Communications Corp.		65,675
2,000	@, S	MetroPCS Communications, Inc.		24,300
12,660	S	Qwest Communications International, Inc.		88,620
21,670	@, S	Sprint Nextel Corp.		81,913
19,870	S	Verizon Communications, Inc.		636,039
3,600	S	Windstream Corp.		46,944

				2,340,844

		Utilities:	3.3%
4,830	@, S	AES Corp.		52,212
1,330	S	Allegheny Energy, Inc.		30,351
1,800	S	Ameren Corp.		51,696
3,530	S	American Electric Power Co., Inc.		125,668
3,090	S	CenterPoint Energy, Inc.		48,297
1,750	S	CMS Energy Corp.		31,448
2,020	S	Consolidated Edison, Inc.		97,707
1,530	S	Constellation Energy Group, Inc.		43,391
4,290	S	Dominion Resources, Inc.		178,164
1,280	S	DTE Energy Co.		57,024
9,690	S	Duke Energy Corp.		170,060
2,380	S	Edison International		87,917
1,450	S	Entergy Corp.		103,298

4,580	S	Exelon Corp.				180,315
2,240	S	FirstEnergy Corp.				78,646
590	S	Integrys Energy Group, Inc.				28,733
3,030		NextEra Energy, Inc.				153,379
320	S	Nicor, Inc.				13,840
2,020	S	NiSource, Inc.				33,795
1,350	S	Northeast Utilities				41,985
1,900	@, S	NRG Energy, Inc.				36,822
800	S	Oneok, Inc.				40,888
2,810	S	Pacific Gas & Electric Co.				131,873
1,680	S	Pepco Holdings, Inc.				30,828
790	S	Pinnacle West Capital Corp.				31,932
3,560	S	PPL Corp.				90,460
2,120	S	Progress Energy, Inc.				92,623
3,720	S	Public Service Enterprise Group, Inc.				114,688
900	S	SCANA Corp.				36,558
1,870	S	Sempra Energy				93,668
5,970	S	Southern Co.				225,188
1,600	S	TECO Energy, Inc.				26,800
870	S	Wisconsin Energy Corp.				52,391
3,380	S	Xcel Energy, Inc.				79,430

						2,692,075

		Total Common Stock ( Cost $ 72,147,124 )				75,876,687

REAL ESTATE INVESTMENT TRUSTS:			1.4%
		Financials:			1.4%
860	S	Apartment Investment & Management Co.				20,743
689	S	AvalonBay Communities, Inc.				76,017
1,090	S	Boston Properties, Inc.				91,342
2,020	S	Equity Residential				100,960
2,250	S	HCP, Inc.				74,093
950	S	Health Care Real Estate Investment Trust, Inc.				43,966
4,821	S	Host Hotels & Resorts, Inc.				79,450
3,000	S	Kimco Realty Corp.				49,980
1,180	S	Plum Creek Timber Co., Inc.				42,527
3,470	S	Prologis				45,145
1,060	S	Public Storage, Inc.				102,396
2,040	S	Simon Property Group, Inc.				200,940
1,150	S	Ventas, Inc.				58,961
1,269	S	Vornado Realty Trust				103,525

		Total Real Estate Investment Trusts ( Cost $ 943,087 )				1,090,045

		Total Investments in Securities ( Cost $ 73,090,211 ) *		94.7%		$76,966,732
		Other Assets and Liabilities - Net		5.3		4,333,758

		Net Assets		100.0%		$81,300,490

@	Non-income producing security
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 3, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 3, 2011